UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07755

Nuveen Multistate Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
28 February 2021
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen California High Yield Municipal Bond Fund	NCHAX	NAWSX	NCHCX	NCHRX
Nuveen California Municipal Bond Fund	NCAAX	NAKFX	NCACX	NCSPX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
A year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020. A year of global economic recession, financial market turbulence and some immeasurable losses. A year later the health crisis persists but the widespread distribution of vaccines in the U.S. is enabling us to look forward to what our “new normal” might be. In the meantime, extraordinary economic interventions by governments and central banks, around the world, are helping to bridge the gap.
With vaccine progress and economic stimulus beginning to provide real benefits to the global economy, markets are anticipating a strong rebound in growth, especially in the U.S. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. The U.S. Federal Reserve, along with other central banks around the world, has pledged to keep monetary conditions accommodative for as long as necessary, as they consider the recent increase in inflation risks as transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. While achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, vaccination rates are gathering pace and three options (Pfizer/BioNTech, Moderna and Johnson & Johnson) were authorized for use in the U.S. By early April the U.S. was administering an average of 3 million doses per day, up from 1.3 million per day on average at the beginning of February, according to Bloomberg’s vaccine tracker. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio’s resilience and readiness. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
April 23, 2021

4

Portfolio Managers’
Comments
Nuveen California High Yield Municipal Bond Fund
Nuveen California Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers John V. Miller, CFA, and Scott R. Romans, PhD, review economic and market conditions, key investment strategies and the Funds’ performance during the twelve-month period ended February 28, 2021.
John has managed the Nuveen California High Yield Municipal Bond Fund since 2006, and Scott has managed the Nuveen California Municipal Bond Fund since 2003.
What factors affected the U.S. economy and the market during the twelve-month annual reporting period ended February 28, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but had not made a full recovery by the end of 2020. The economy fell into a deep recession in February 2020 due to the restrictions on business and social activity to mitigate the COVID-19 spread. In the first and second quarters of 2020, annualized gross domestic product (GDP) shrank 5% and 31.4%, respectively. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the second half of the year. U.S. GDP grew 4.3% on an annualized basis in the fourth quarter of 2020 and 33.4% (annualized) in the third quarter, but remained down 3.5% in 2020 overall (from the 2019 annual level to the 2020 annual level) as measured by the Bureau of Economic Analysis “third” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Although, consumer spending, the largest driver of the economy, remained resilient despite the disruption caused by the health and economic crisis, it declined significantly as unemployment rose sharply starting in March 2020. These measures rebounded markedly in the second half of 2020, although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections. As of February 2021, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered resulting in an unemployment rate of 6.2% in February 2021 as reported by the Bureau of Labor Statistics, up from 3.5% in February 2020. The average hourly earnings rate increased, growing at an annualized rate of 5.3% in February 2021, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in apparel, transportation and pharmaceutical drug prices offset an increase in food, energy and used car prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended February 28, 2021, before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating (except for Nuveen California High Yield Municipal Bond Fund, which uses the lowest rating) given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
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Portfolio Managers’ Comments (continued)
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. Fed officials remained cautious, acknowledging the economy’s significant improvement from the COVID-19 crisis recession but also expressing concerns about near-term weakness, and left monetary policy unchanged over the remainder of their meetings in 2020 and early 2021.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to health agencies and employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold off and safe-haven assets rallied in March 2020 as countries initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess at the time, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. At year end, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021 and led to risk-on sentiment in the markets. Market volatility picked up in early 2021, however, as a stronger economic outlook and improving vaccination rates led to rising inflation concerns and an increase in long-term interest rates.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.
Despite the severe sell-off in March 2020 and an abrupt increase in interest rates toward the end of the reporting period, the broad municipal bond market managed positive performance in the twelve-month reporting period overall. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. This contrasted sharply with the beginning of the reporting period when coronavirus risks drove U.S. Treasury yields to historic lows and rate volatility increased sharply during a six-week period from late February to the end of March 2020. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Ongoing monetary and fiscal interventions from the Fed and U.S. government helped the market stabilize, then recover over the course of 2020. The municipal yield curve steepened over this reporting period, initially driven by a pronounced drop in yields at the short end of the curve. Then a new steepening cycle began in early 2021 as markets priced in a stronger economic recovery and higher inflation, fueled by increasing vaccination rates and more federal stimulus, which drove longer-term interest rates higher.
Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-19 crisis driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. This lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased
6

meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal defaults, as expected, have increased somewhat during the COVID-19 crisis. Notably, default activity has occurred mainly in sectors with greater COVID-19 crisis risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What were the economic and market environments in California during the twelve-month reporting period ended February 28, 2021?
California’s $3.1 trillion economy is the largest in the United States and ranks fifth in the world, according to the International Monetary Fund. California job growth regained some of the lost jobs over the summer but lags the national average. California’s economy is driven by high technology, international trade and tourism but is also supplemented by better residential construction and real estate conditions. The state’s unemployment rate was 8.5% as of February 2021, down from its recent peak of 16.2% in April 2020 but still high compared to pre-COVID-19 crisis unemployment rate of 4.3% in February 2020 and higher than the nation’s 6.2% as of February 2021. According to the S&P CoreLogic Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 14.2%, 10.8% and 9.5%, respectively, over the twelve months ended January 2021 (most recent data available at the time this report was prepared), compared with an average increase of 11.2% nationally. The enacted Fiscal Year 2021 general fund budget totals $133.9 billion, which is 8.9% lower than the revised Fiscal Year 2020 budget. The Fiscal Year 2021 Budget projected a $54.3 billion deficit due to the economic fallout from the COVID-19 crisis shutdowns. The state made various cuts to education, health and human services, and government operations, which include drawing down on reserves, borrowing from internal funds, deferred revenue to schools and making temporary tax law changes to fill the gap. Governor Newsom released his Budget Proposal for Fiscal Year 2021-2022 in January 2021 totaling $154.51 billion. This is up 5.5% over revised Fiscal Year 2021 Budget. Revenues are nearly back to pre-COVID-19 crisis levels and state costs have not risen as dramatically as anticipated, and as a result, the state experiences a significant windfall of $15 billion to be allocated toward the Fiscal Year 2022 Budget. The state plans to use those funds on one-time or temporary spending, making deposits to reserves, reducing taxes to low income taxpayers and repaying debts and liabilities made in Fiscal Year 2021 and additional payments to CalPERS (California Public Employees' Retirement System). The revised budget will come in May 2021. The Budget proposal does not factor in federal stimulus enacted in December 2020 nor the American Rescue Plan Act funding. California is estimated to receive $42 billion under the American Rescue Plan: $26 billion for the state and $16 billion for its local governments. For the state of California, its Fiscal Year end is June 30, 2021. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases. As of February 2021, Standard & Poor’s affirmed its AA-/Stable rating and outlook on California general obligation (GO) debt and Moody’s Investors Service affirmed its state GO rating of Aa2 with a stable outlook. Moody’s upgraded the state’s GO on October 14, 2019 to Aa2, citing its “continued expansion of the state's massive, diverse and dynamic economy and corresponding growth in revenue. The action also recognizes the state government's disciplined approach to managing revenue growth indicated by its use of surplus funds to build reserves and pay down long-term liabilities.”
How did the Funds perform during the twelve-month reporting period ended February 28, 2021?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended February 28, 2021. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its benchmark and corresponding Lipper classification average.
7

Portfolio Managers’ Comments (continued)
During the reporting period, the Funds underperformed their respective national benchmark indexes, the S&P Municipal Yield Index (Nuveen California High Yield Municipal Bond Fund) and the S&P Municipal Bond Index (Nuveen California Municipal Bond Fund). Both Funds also trailed their Lipper classification average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?
Each Funds’ investment objective is to provide as high a level of current interest income exempt from regular federal, California state and, in some cases, California local income taxes as is consistent with preservation of capital. Nuveen California High Yield Municipal Bond Fund’s secondary objective is total return, when consistent with the Fund’s primary objective.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen California High Yield Municipal Bond Fund
The Class A Shares of the Nuveen California High Yield Municipal Bond Fund underperformed the S&P Municipal Yield Index for the twelve-month reporting period ended February 28, 2021.
Just days into this reporting period, the municipal bond market saw extraordinary volatility and a historically sharp sell-off. The market turmoil stemmed from investors’ concern about the economic impact of the COVID-19 crisis. These worries generated substantial short-term liquidity challenges for many institutional investors that owned high yield municipal bonds. Starting in March and continuing into April 2020, to generate the proceeds required to meet their liquidity needs, these investors scrambled to sell their bonds at depressed prices. Even during the downturn, however, we believed the market’s struggles reflected technical factors that led to temporarily lower demand, rather than long-term fundamental challenges for the asset class.
Against this briefly volatile backdrop, credit spreads on California high yield municipal bonds rapidly widened. By May 2020, however, and continuing through most of the rest of the reporting period, credit spreads narrowed again as investors returned to the tax-exempt bond market. The combination of steep interest rate cuts from the Fed, dramatic federal economic stimulus and optimism that COVID-19 vaccines would drive a strong economic recovery made investors more optimistic about municipal credit quality. It led to a strong performance rebound for the municipal bond market that lasted throughout the reporting period, except for a brief, interest rate driven performance decline at the end of the reporting period.
Reviewing the Fund’s result compared with the benchmark, the biggest sources of relative underperformance included relative underweights in the tobacco category and Puerto Rico debt. The Fund maintained meaningful exposure to each category, and those tobacco and Puerto Rico holdings the Fund owned were strong performers. Nevertheless, we opted to underweight both sector categories because they make up such large components of the index, and because we believed that matching those elevated weights would limit the portfolio’s diversification. Also, it was determined that other areas of the municipal marketplace would provide the Fund's shareholders with better long-term performance prospects and reduced vulnerability to near-term market volatility. Areas in which we continued to maintain long-term portfolio overweights included land-backed, tax increment financing, education, health care and transportation.
Maintaining a longer duration than the index was another performance challenge the Fund faced. As rates modestly rose during the reporting period, the Fund’s greater sensitivity to this shift hurt its relative performance. A slight offset to this underperformance, however, came from the Fund’s interest rate hedge. The Fund maintained these Treasury futures contracts to keep the portfolio’s interest rate sensitivity at the Fund's desired level without having to sell longer-duration securities we otherwise found attractive. As interest rates modestly rose, these hedges slightly lifted the Fund's performance return.
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The Fund’s relative performance was benefited by its strong underlying credit fundamentals behind many of the individual holdings held throughout the reporting period. One notable contributor was the Fund's longtime position in bonds of Loma Linda University Medical Center, a strong performer during the reporting period. The issuer’s newly constructed medical center, designed with seismic compliance in mind, has been completed though not yet occupied. During this reporting period, investors rewarded the issuer for its continued stable financial results and credit quality.
Other notable relative outperformers included various California land-secured bonds. This sector has long been a focus in the portfolio. During the reporting period, land-secured debt continued to benefit from solid credit fundamentals and remained steady performers.
Throughout the reporting period, the Fund continued to emphasize higher yielding securities with longer durations and that we believed provided a favorable risk/reward trade-off for the Fund's shareholders.
As discussed, California municipal credit remained positive, even throughout the market’s early-period volatility. In the first two months of the reporting period, the Fund took advantage of dramatically wider credit spreads and turned to the secondary municipal bond market to purchase various bonds of issuers whose spreads had widened. For example, investors had become cautious about the credit quality of airport bonds, reflecting severely curtailed travel that has remained depressed throughout the COVID-19 crisis. In late April 2020, the Fund purchased revenue bonds of San Francisco International Airport at what was seen as an unjustifiably depressed valuation considering the issuer’s underlying credit quality. The Fund's purchase ultimately proved to be well timed, as the bonds have recovered nicely. Another notable purchase included special facilities revenue bonds of Los Angeles International Airport, whose valuations similarly became depressed due to the decline in travel.
Elsewhere, in May 2020 the Fund added to its position in Loma Linda University Medical Center bonds, reflecting continued optimism about the issuer’s long-term credit fundamentals. Another timely purchase of securities trading at newly low valuations due to near-term concerns about the COVID-19 crisis included bonds for Poseidon Water, a desalinization plant in San Diego County. The Fund also purchased special-tax bonds of Northstar Community Services District, a distressed land-backed deal. Since this purchase the bonds have gained back a significant portion of their lost value with still more opportunity for appreciation.
While market conditions stabilized and it became more challenging to identify similarly compelling investment opportunities, the Fund began to receive shareholder inflows that required reinvestment into the marketplace. This led to more participation in the new-issue market. Thus, throughout most of the rest of the reporting period, purchases took place in several sectors in which we regularly participate, including community facilities district, charter school and, to a lesser extent, health care bonds.
Proceeds for the Fund's purchases came from several sources. Initially, cash available in the portfolio was reinvested in the marketplace. At other times, the Fund sold some pre-refunded bonds, as well as some short-term variable rate securities. The Fund occasionally took advantage of strong pricing for certain land-backed deals in the portfolio.
During the first half of the reporting period, the Fund engaged in tax-loss swaps, which entailed selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. The Fund implemented this approach to enhance its income-earning capability and seek to make the Fund more tax efficient.
The Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. These futures contracts had a negligible impact on the total return performance of the Fund during the reporting period.
Impact of the Nuveen California High Yield Municipal Bond Fund’s Leveraging Strategy on Performance
One important factor impacting the returns of the Nuveen California High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage (more detail is provided later in the report) through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by his-
9

Portfolio Managers’ Comments (continued)
torical standards. However, use of leverage can expose the Fund to additional price volatility. When the Fund uses leverage, it will experience a greater increase in its NAV if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in its NAV if the bonds acquired through leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable, over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described. As of February 28, 2021, the effective leverage was 26.13%, which is within the Fund's expected range and regularly monitored.
The Fund’s use of leverage through inverse floating rate securities had a negligible impact on the performance of the Fund during this reporting period.
Nuveen California Municipal Bond Fund
The Class A Shares of the Nuveen California Municipal Bond Fund underperformed the S&P Municipal Bond California Index for the twelve-month reporting period ended February 28, 2021.
Unfavorable duration (interest rate) and yield curve positioning partly drove the Fund’s relative underperformance. The Fund’s duration remained longer than the overall municipal bond market throughout the reporting period. Accordingly, as interest rates rose for much of the reporting period, the Fund’s added duration detracted from results. Meanwhile, the Fund maintained a relative portfolio overweight in the intermediate segment of the yield curve, referring to bonds with effective durations between six to eight years. Having more exposure to this underperforming market segment further hampered the Fund's performance returns.
Credit quality positioning slightly lifted the Fund’s relative performance. As is typical for this Fund, it remained overweight in lower rated bonds while underweight more highly rated issues. Such positioning proved challenging for the Fund early in the reporting period, as market volatility surrounding the COVID-19 crisis triggered liquidity concerns that weighed disproportionately on lower rated municipal bonds. As the reporting period progressed, however, credit spreads narrowed and these bonds’ higher yields boosted the Fund in the low interest rate environment.
The Fund's sector positioning experienced notably positive performance from its tobacco bond holdings. The tobacco sector benefited from improved credit quality due to the bonds’ financial restructuring and issuers’ better underlying fundamentals compared to in recent years. Exposure to health care and pre-refunded bonds also added value. However, the education, transportation and life care sectors all were underperformers as investors worried about these bonds’ credit quality amid the COVID-19 crisis. Although those concerns gradually eased during the reporting period, they did so less than for bonds in other market areas.
The Fund pivoted its strategy to reflect evolving market conditions through a highly volatile reporting period. In the reporting period’s initial weeks, municipal investors encountered low interest rates, tight credit spreads and a significant imbalance between robust demand for and constrained supply of suitable tax-exempt bonds. With limited value found among lower rated issues, the Fund's purchase activity prioritized highly liquid, highly rated bonds that we viewed as placeholders in the portfolio. With these securities, the Fund remained invested while maintaining significant flexibility to repurchase attractively valued lower rated, higher yielding bonds as they became available. This occurred a few weeks into the reporting period. In mid-March 2020, market conditions became challenging, as concern about the COVID-19 crisis mounted. Due to the Fund's higher-than-normal weighting in higher quality bonds, the Fund was favorably positioned to weather this deterioration in market conditions.
For several weeks, lower rated bonds were briefly offering better value. This situation led the Fund to engage in two primary management strategies, tax-loss swaps, which entailed selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. The Fund implemented this approach to enhance its income-earning capability and seek to make the Fund more tax efficient. Second, the Fund employed a rotation strategy, which entailed selling some of the Fund’s placeholders and using the proceeds to buy lower rated issues at newly wide credit spreads amid market volatility.
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The window of opportunity to take advantage of wider credit spreads was relatively short lived, lasting from March through May 2020, and a lesser extent late in the reporting period. Instead, for most of the reporting period, the Fund continued to prioritize higher quality securities that would allow the Fund to remain invested as longer-term credit opportunities became available.
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Risk Considerations and Dividend Information
Risk Considerations
Nuveen California High Yield Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
Nuveen California Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
12

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen California High Yield Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of February 28, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	3/28/06	(0.53)%	4.87%	8.02%	1.21%
Class A Shares at maximum Offering Price	3/28/06	(4.75)%	3.96%	7.57%	-
S&P Municipal Yield Index	-	2.27%	6.05%	7.05%	-
S&P Municipal Bond California Index	-	0.76%	3.36%	5.03%	-
Lipper California Municipal Debt Funds Classification Average	-	(0.04)%	3.34%	5.11%	-
Class C2 Shares	3/28/06	(0.98)%	4.30%	7.44%	1.76%
Class I Shares	3/28/06	(0.26)%	5.09%	8.25%	1.01%

	Total Returns as of February 28, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	(1.33)%	4.04%	5.73%	2.01%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). All outstanding Class C2 Shares will be converted to Class A shares at the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of February 28, 2021

Effective Leverage Ratio	26.13%
Growth of an Assumed $10,000 Investment as of February 28, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
14

Nuveen California Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of February 28, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/07/94	(0.29)%	3.38%	5.70%	0.74%
Class A Shares at maximum Offering Price	9/07/94	(4.50)%	2.49%	5.25%	-
S&P Municipal Bond Index	-	1.22%	3.41%	4.51%	-
S&P Municipal Bond California Index	-	0.76%	3.36%	5.03%	-
Lipper California Municipal Debt Funds Classification Average	-	(0.04)%	3.34%	5.11%	-
Class C2 Shares	9/19/94	(0.82)%	2.81%	5.12%	1.29%
Class I Shares	7/01/86	0.00%	3.60%	5.91%	0.54%

	Total Returns as of February 28, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	(0.99)%	2.58%	3.91%	1.54%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). All outstanding Class C2 Shares will be converted to Class A shares at the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of February 28, 2021

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of February 28, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
15

Yields    as of February 28, 2021
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen California High Yield Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.67%	3.01%	3.31%	4.01%
SEC 30-Day Yield	2.18%	1.46%	1.71%	2.48%
Taxable-Equivalent Yield (54.1%)[2]	4.67%	3.13%	3.67%	5.32%
Nuveen California Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.35%	1.68%	1.94%	2.66%
SEC 30-Day Yield	0.77%	(0.01)%	0.24%	1.00%
Taxable-Equivalent Yield (54.1%)[2]	1.67%	(0.02)%	0.52%	2.17%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.
16

Holding Summaries    as of February 28, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating (except for Nuveen California High Yield Municipal Bond Fund, which uses lowest rating) given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen California High Yield Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	130.1%
Common Stocks	0.2%
Other Assets Less Liabilities	0.6%
Net Assets Plus Floating Rate Obligations and Borrowings	130.9%
Floating Rate Obligations	(28.8)%
Borrowings	(2.1)%
Net Assets	100%

States and Territories (% of total municipal bonds)
California	91.1%
Puerto Rico	6.7%
Florida	0.9%
Virgin Islands	0.6%
Guam	0.5%
Virginia	0.1%
Illinois	0.1%
Tennessee	0.0%
Missouri	0.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	27.7%
Tax Obligation/General	19.5%
Education and Civic Organizations	11.7%
Transportation	11.1%
Health Care	10.4%
Utilities	8.3%
Other	11.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	2.7%
AA	26.5%
A	16.0%
BBB	7.3%
BB or Lower	15.1%
N/R (not rated)	32.3%
N/A (not applicable)	0.1%
Total	100%
17

Holding Summaries    as of February 28, 2021 (continued)
Nuveen California Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.2%
Other Assets Less Liabilities	0.8%
Net Assets	100%

States and Territories (% of total municipal bonds)
California	96.2%
Puerto Rico	2.9%
Guam	0.9%
Total	100%
Portfolio Composition (% of total investments)
Utilities	28.5%
Tax Obligation/General	17.4%
Tax Obligation/Limited	14.9%
Transportation	13.9%
Health Care	8.7%
Education and Civic Organizations	7.4%
Other	9.2%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.3%
AAA	11.5%
AA	54.0%
A	10.3%
BBB	7.8%
BB or Lower	3.9%
N/R (not rated)	8.2%
Total	100%
18

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended February 28, 2021.
The beginning of the period is September 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen California High Yield Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,037.36	$1,032.35	$1,034.67	$1,038.29
Expenses Incurred During the Period	$ 4.19	$ 8.16	$ 6.86	$ 3.13
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.68	$1,016.76	$1,018.05	$1,021.72
Expenses Incurred During the Period	$ 4.16	$ 8.10	$ 6.80	$ 3.11
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.62%, 1.36% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
19

Expense Examples    (continued)
Nuveen California Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,006.08	$1,003.08	$1,003.50	$1,007.98
Expenses Incurred During the Period	$ 3.63	$ 7.55	$ 6.26	$ 2.59
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.17	$1,017.26	$1,018.55	$1,022.22
Expenses Incurred During the Period	$ 3.66	$ 7.60	$ 6.31	$ 2.61
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.73%, 1.52%, 1.26% and 0.52% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
20

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Multistate Trust II:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen California High Yield Municipal Bond Fund and Nuveen California Municipal Bond Fund (the Funds), including the portfolios of investments, as of February 28, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows (Nuveen California High Yield Municipal Bond Fund) for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2021, the results of their operations and their cash flows (as applicable) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
April 27, 2021
21

Nuveen California High Yield Municipal Bond Fund
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 130.3%
	MUNICIPAL BONDS – 130.1%
	Consumer Staples – 5.7%
$ 27,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Subordinate Series 2006A, 0.000%, 6/01/50	3/21 at 16.80	N/R	$4,528,980
1,155	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	3/21 at 100.00	N/R	1,155,381
2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2020B, 5.000%, 6/01/50	12/30 at 100.00	N/R	2,322,960
20,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2006A, 0.000%, 6/01/46	3/21 at 23.95	N/R	4,781,400
5,095	California County Tobacco Securitization Agency, Tobacco Settlement Bonds, Gold Country Settlement Funding Corporation, Subpordinate Series 2020B-2, 0.000%, 6/01/55	12/30 at 36.29	N/R	1,279,966
14,900	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B-	15,501,960
18,300	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47	6/22 at 100.00	N/R	18,930,984
1,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47	6/22 at 100.00	N/R	1,551,720
50,705	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	3/21 at 21.78	CCC-	11,131,776
3,460	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.625%, 6/01/47	3/21 at 100.00	N/R	3,461,003
25,600	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2 Turbo Capital Appreciation, 0.000%, 6/01/47	3/21 at 17.55	CCC	4,483,840
	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
1,000	0.000%, 6/01/36	3/21 at 43.10	N/R	429,410
7,500	0.000%, 6/01/47	3/21 at 22.97	N/R	1,716,225
12,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Sacramento County Tobacco Securitization Corporation Series 2021B-2 Class 2, 0.000%, 6/01/60	12/30 at 33.42	N/R	2,821,560
5,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, First Subordinate CABs, Series 2006B, 0.000%, 6/01/46	3/21 at 21.19	CCC-	1,057,500
195,215	Total Consumer Staples			75,154,665
22

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 15.2%
	California Enterprise Development Authority, Charter School Revenue Bonds, Academy for Academic Excellence Project, Series 2020A:
$ 700	5.000%, 7/01/50, 144A	7/27 at 100.00	Ba2	$759,955
650	5.000%, 7/01/55, 144A	7/27 at 100.00	Ba2	702,605
2,240	California Enterprise Development Authority, Charter School Revenue Bonds, Norton Science and Language Academy Project, Series 2020, 6.250%, 7/01/58, 144A	7/27 at 102.00	N/R	2,363,110
5,615	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies - El Dorado Hills Project, Series 2018A, 5.500%, 10/01/38, 144A	10/22 at 105.00	N/R	6,037,192
	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2015A:
900	5.000%, 10/01/35	10/22 at 102.00	BB	943,299
500	5.250%, 10/01/45	10/22 at 102.00	BB	522,870
1,335	5.250%, 10/01/45	10/22 at 102.00	BB	1,396,063
4,255	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2017A, 5.000%, 10/01/47, 144A	10/22 at 102.00	BB	4,432,093
250	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A, 5.500%, 6/01/53, 144A	6/26 at 100.00	BB	270,648
	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project Pinewood & Oakwood Schools, Series 2016B:
500	4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	505,795
2,200	4.500%, 11/01/46, 144A	11/26 at 100.00	N/R	2,241,734
820	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Bella Mente Montessori Academy Project, Series 2018A, 5.000%, 6/01/38, 144A	6/28 at 100.00	Ba1	916,448
	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A:
825	5.000%, 6/15/36, 144A	6/26 at 100.00	BB	892,469
1,000	5.000%, 6/15/46, 144A	6/26 at 100.00	BB	1,064,310
935	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	968,510
	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015:
400	5.125%, 7/01/35, 144A	7/25 at 100.00	BB+	434,092
425	5.375%, 7/01/45, 144A	7/25 at 100.00	BB+	459,225
	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc - Lincoln Project, Taxable Series 2019B:
500	5.000%, 10/01/39, 144A	10/27 at 100.00	N/R	533,130
1,000	5.000%, 10/01/57, 144A	10/27 at 100.00	N/R	1,046,130
	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2014A:
1,400	5.000%, 10/01/34	10/22 at 102.00	BB	1,468,250
465	5.000%, 10/01/44	10/22 at 102.00	BB	484,646
23

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	California Municipal Finance Authority, Charter School Revenue Bonds, Learning Choice Academy Chula Vista, Series 2021A:
$ 1,605	4.000%, 7/01/51 (WI/DD, Settling 3/09/21)	7/31 at 100.00	BBB-	$1,771,743
1,080	4.000%, 7/01/55 (WI/DD, Settling 3/09/21)	7/31 at 100.00	BBB-	1,182,082
	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A:
1,195	5.000%, 7/01/41, 144A	7/26 at 100.00	BB	1,305,717
1,145	5.000%, 7/01/46, 144A	7/26 at 100.00	BB	1,242,886
1,100	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2018A, 5.000%, 7/01/38, 144A	7/28 at 100.00	BB	1,245,310
	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
1,330	5.000%, 8/01/32	8/22 at 100.00	BB	1,364,101
2,130	5.250%, 8/01/42	8/22 at 100.00	BB	2,177,946
1,795	5.300%, 8/01/47	8/22 at 100.00	BB	1,835,136
2,245	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 7.000%, 6/01/34	6/22 at 102.00	N/R	2,425,116
	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A:
875	5.500%, 8/01/34, 144A	8/24 at 100.00	BB-	938,691
1,650	6.000%, 8/01/44, 144A	8/24 at 100.00	BB-	1,778,832
1,715	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BBB-	1,888,438
1,390	California Municipal Finance Authority, Education Revenue Bonds, Literacy First Charter Schools Project, Series 2019A, 5.000%, 12/01/49	12/29 at 100.00	BBB-	1,602,517
	California Municipal Finance Authority, Education Revenue Bonds, STREAM Charter Schools Project, Series 2020A:
705	5.000%, 6/15/41, 144A	6/30 at 100.00	N/R	753,553
1,385	5.000%, 6/15/51, 144A	6/30 at 100.00	N/R	1,458,488
1,335	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A, 7.000%, 10/01/39	3/21 at 100.00	N/R	1,337,803
	California Municipal Finance Authority, Revenue Bonds, Azusa Pacific University Project, Refunding Series 2015B:
1,435	5.000%, 4/01/35	4/25 at 100.00	Ba1	1,601,073
8,640	5.000%, 4/01/41	4/25 at 100.00	Ba1	9,547,027
7,880	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A, 5.000%, 11/01/46, 144A	11/26 at 100.00	N/R	8,729,622
	California Municipal Finance Authority, Revenue Bonds, Claremont Graduate University, Refunding Series 2020B:
1,000	5.000%, 10/01/49, 144A	10/30 at 100.00	N/R	1,131,350
1,000	5.000%, 10/01/54, 144A	10/30 at 100.00	N/R	1,127,250
235	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28	1/22 at 100.00	Baa2	242,887
24

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 300	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.625%, 1/01/32, 144A (4)	1/22 at 100.00	N/R	$304,071
3,700	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.250%, 1/01/45 (4)	1/25 at 100.00	N/R	3,551,186
7,000	California Municipal Finance Authority, Revenue Bonds, Simpson University, Series 2020A, 6.000%, 10/01/50	10/27 at 103.00	N/R	7,194,600
	California Municipal Finance Authority, Revenue Bonds, The Master's University & Seminary, Series 2019:
1,000	5.000%, 8/01/34	8/29 at 100.00	BB+	1,134,200
2,000	5.000%, 8/01/48	8/29 at 100.00	BB+	2,198,600
250	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A, 5.250%, 1/01/40	7/24 at 100.00	BBB-	268,073
2,000	California Public Finance Authority, Charter School Lease Revenue Bonds, California Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A	7/28 at 100.00	N/R	2,086,080
700	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A, 6.250%, 6/15/47	6/27 at 100.00	N/R	781,781
4,000	California Public Finance Authority, Educational Facility Revenue Bonds, Crossroads Christian Schools, Series 2020, 5.000%, 1/01/56, 144A	1/26 at 100.00	N/R	4,096,200
1,075	California School Finance Authority Charter School Facility Revenue Bonds, Grimmway Schools-Obligated Group, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB+	1,161,430
	California School Finance Authority Charter School Revenue Bonds, Bright Star Schools - Obligated Group, Series 2017:
1,830	5.000%, 6/01/27, 144A	No Opt. Call	N/R	1,974,460
755	5.000%, 6/01/37, 144A	6/27 at 100.00	N/R	841,772
1,000	5.000%, 6/01/47, 144A	6/27 at 100.00	N/R	1,096,990
3,090	5.000%, 6/01/54, 144A	6/27 at 100.00	N/R	3,376,906
1,020	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A, 5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	1,089,686
1,000	California School Finance Authority Charter School Revenue Bonds, Ednovate Obligated Group, Series 2018, 5.000%, 6/01/48, 144A	6/27 at 100.00	N/R	1,085,220
	California School Finance Authority Charter School Revenue Bonds, Fenton Schools - Obligated Group, Series 2020A:
750	5.000%, 7/01/50, 144A	7/27 at 100.00	BB+	826,328
1,000	5.000%, 7/01/58, 144A	7/27 at 100.00	BB+	1,095,760
305	California School Finance Authority School Facility Revenue Bonds, Green Dot Public Schools California Projects, Series 2018A, 5.000%, 8/01/48, 144A	8/28 at 100.00	BBB-	349,859
1,000	California School Finance Authority, California, Charter School Revenue Bonds, Alta Public Schools - Obligated Group, Series 2020A, 6.000%, 6/01/59, 144A	6/28 at 102.00	N/R	1,078,510
	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2015A:
1,045	5.000%, 8/01/40, 144A	8/25 at 100.00	BBB	1,176,398
1,100	5.000%, 8/01/45, 144A	8/25 at 100.00	BBB	1,229,162
25

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 500	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016, 5.000%, 8/01/46, 144A	8/25 at 100.00	BBB	$558,350
1,800	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Series 2020A-3, 5.000%, 8/01/50, 144A	8/28 at 100.00	BBB	2,114,118
1,100	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A, 5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	1,006,049
1,300	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2016A, 5.875%, 6/01/52	6/26 at 100.00	N/R	1,457,339
	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2019A:
1,000	5.000%, 6/01/49, 144A	6/26 at 100.00	N/R	1,068,810
1,600	5.000%, 6/01/58, 144A	6/26 at 100.00	N/R	1,702,672
	California School Finance Authority, Charter School Revenue Bonds, Arts in Action Charter Schools - Obligated Group, Series 2020A:
3,700	5.000%, 6/01/50, 144A	6/27 at 100.00	N/R	4,006,656
7,200	5.000%, 6/01/59, 144A	6/27 at 100.00	N/R	7,759,080
	California School Finance Authority, Charter School Revenue Bonds, CIty Charter School Obligated Group, Series 2016A:
2,520	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	2,707,135
2,930	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	3,124,376
805	California School Finance Authority, Charter School Revenue Bonds, Classical Academies Project, Series 2017A, 5.000%, 10/01/44, 144A	10/27 at 100.00	BBB-	908,161
600	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42, 144A	10/22 at 100.00	BBB-	620,640
	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016:
1,500	4.750%, 6/01/36, 144A	6/26 at 100.00	N/R	1,612,920
1,180	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	1,266,459
675	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.750%, 5/01/37, 144A	5/27 at 100.00	N/R	745,126
915	California School Finance Authority, Charter School Revenue Bonds, Larchmont Charter School Project , Series 2018A, 5.000%, 6/01/43, 144A	6/27 at 100.00	N/R	997,808
	California School Finance Authority, Charter School Revenue Bonds, Lifeline Education Charter School Project, Series 2020A:
820	5.000%, 7/01/45, 144A	7/28 at 100.00	BB+	914,029
1,240	5.000%, 7/01/55, 144A	7/28 at 100.00	BB+	1,369,406
2,500	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2016A, 5.000%, 6/01/46, 144A	6/25 at 100.00	N/R	2,680,350
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2017A:
950	5.125%, 6/01/47, 144A	6/26 at 100.00	N/R	1,038,606
1,000	5.250%, 6/01/52, 144A	6/26 at 100.00	N/R	1,096,730
26

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Public Schools Obligated Group, Series 2017G:
$ 360	5.000%, 6/01/37, 144A	6/27 at 100.00	N/R	$403,553
750	5.000%, 6/01/47, 144A	6/27 at 100.00	N/R	826,748
250	5.000%, 6/01/53, 144A	6/27 at 100.00	N/R	274,693
3,000	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools Obligated Group, Series 2020A, 5.000%, 6/01/60, 144A	6/28 at 100.00	N/R	3,001,560
575	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools Obligated Group, Series 2020B, 5.000%, 6/01/27, 144A	No Opt. Call	N/R	577,317
500	California School Finance Authority, Charter School Revenue Bonds, Summit Public Schools Obligated Group, Series 2017, 5.000%, 6/01/47, 144A	6/27 at 100.00	Baa3	560,160
	California School Finance Authority, Educational Facilities Revenue Bonds, New Designs Charter School Adams Campus Project, Series 2019A:
750	5.000%, 6/01/40, 144A	6/27 at 100.00	BB+	821,858
1,060	5.000%, 6/01/50, 144A	6/27 at 100.00	BB+	1,148,478
	California School Finance Authority, Educational Facilities Revenue Bonds, New Designs Charter School Project, Series 2014A:
1,000	5.750%, 6/01/34, 144A	6/24 at 100.00	BB+	1,097,110
1,500	6.000%, 6/01/44, 144A	6/24 at 100.00	BB+	1,650,375
	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
1,605	6.400%, 8/01/34, 144A	2/24 at 100.00	BB	1,758,952
2,040	6.750%, 8/01/44, 144A	2/24 at 100.00	BB	2,246,468
	California School Finance Authority, Educational Facility Revenue Bonds, River Springs Charter School Project, Series 2017A:
3,710	5.000%, 7/01/47, 144A	7/27 at 100.00	Ba2	3,981,980
2,680	5.000%, 7/01/52, 144A	7/27 at 100.00	Ba2	2,868,645
	California School finance Authority, School Facility Revenue Bonds, ICEF - View Park Elementary and Middle Schools, Series 2014A:
575	5.625%, 10/01/34	10/24 at 100.00	BB	626,072
1,000	5.875%, 10/01/44	10/24 at 100.00	BB	1,090,500
520	6.000%, 10/01/49	10/24 at 100.00	BB	569,239
	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A:
3,000	4.125%, 7/01/35, 144A	7/25 at 100.00	BBB	3,247,680
1,000	5.000%, 7/01/45, 144A	7/25 at 100.00	BBB	1,117,550
1,015	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.500%, 11/01/34, 144A	11/24 at 100.00	N/R	1,112,207
	California School Finance Authority, School Facility Revenue Bonds, Granada Hills Charter High School Obligated Group, Series 2017A:
1,000	5.000%, 7/01/37, 144A	7/21 at 105.00	BBB-	1,057,350
1,735	5.000%, 7/01/48, 144A	7/21 at 105.00	BBB-	1,832,368
27

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 600	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	BBB	$663,450
250	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	BBB	289,368
1,250	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 6.650%, 7/01/33	7/23 at 100.00	BB+	1,383,475
	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A:
625	5.250%, 7/01/31, 144A	7/26 at 100.00	BB+	705,263
1,355	6.000%, 7/01/51, 144A	7/26 at 100.00	BB+	1,560,296
1,940	California Statewide Communities Development Authority, School Facility Revenue Bonds, Children of Promise, Series 2015A, 6.250%, 7/01/45, 144A (4)	7/25 at 100.00	CC	1,649,000
960	California Statewide Communitities Development Authority, Charter School Revenue Bonds, Rocketship 4 - Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	1,005,341
790	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	801,242
4,015	University of California, General Revenue Bonds, Limited Project Series 2018O, 4.000%, 5/15/48 (UB) (5)	5/28 at 100.00	AA-	4,560,639
1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001, 18.080%, 5/15/39, 144A (IF) (5)	5/23 at 100.00	AA	1,731,037
	University of Puerto Rico, University System Revenue Bonds, Refunding Series 2006P:
20	5.000%, 6/01/22	3/21 at 100.00	C	19,900
10	5.000%, 6/01/23	3/21 at 100.00	C	9,900
1,005	5.000%, 6/01/24	3/21 at 100.00	C	989,925
580	5.000%, 6/01/30	3/21 at 100.00	C	562,600
	University of Puerto Rico, University System Revenue Bonds, Series 2006Q:
230	5.000%, 6/01/22	3/21 at 100.00	C	228,850
125	5.000%, 6/01/30	3/21 at 100.00	C	121,250
1,580	5.000%, 6/01/36	3/21 at 100.00	C	1,532,600
187,750	Total Education and Civic Organizations			201,567,233
	Health Care – 13.6%
	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
1,460	5.000%, 3/01/26	No Opt. Call	Ba3	1,616,016
2,765	5.000%, 3/01/31	3/26 at 100.00	Ba3	2,899,490
5,160	5.250%, 3/01/36	3/26 at 100.00	Ba3	5,316,967
6,280	5.000%, 3/01/41	3/26 at 100.00	Ba3	6,337,525
10,600	5.000%, 3/01/46	3/26 at 100.00	Ba3	10,617,278
2,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 4.000%, 11/15/41 (UB) (5)	11/26 at 100.00	A+	2,227,420
2,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48 (UB) (5)	11/27 at 100.00	A+	2,371,280
28

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 420	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A, 5.000%, 8/15/42	8/27 at 100.00	Baa2	$490,232
1,570	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017, 5.000%, 2/01/47 (UB) (5)	2/27 at 100.00	A1	1,828,720
625	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Tender Option Bond Trust 2015-XF1002, 17.527%, 4/01/42, 144A (IF) (5)	4/22 at 100.00	AA-	744,206
17,500	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2, 4.000%, 11/01/44 (UB) (5)	11/27 at 100.00	AA-	19,879,825
1,220	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2012A, 5.000%, 8/15/51 (UB) (5)	8/22 at 100.00	A+	1,270,313
7,800	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2016B, 5.000%, 8/15/55 (UB) (5)	8/26 at 100.00	A+	9,010,872
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Tender Option Bond Trust 2015-XF0152:
260	18.254%, 8/15/43, 144A (IF) (5)	8/24 at 100.00	A+	360,989
695	17.981%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	A+	809,647
3,675	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hosptial at Stanford, Series 2017A, 5.000%, 11/15/56 (UB) (5)	11/27 at 100.00	A+	4,341,204
80	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120, 22.158%, 10/01/38, 144A (IF) (5)	10/24 at 100.00	AA-	136,648
	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF1034:
3,600	22.862%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	6,064,956
795	22.777%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	1,337,293
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2015-XF0131:
200	22.405%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	260,058
200	22.393%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	260,024
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
1,000	18.254%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	1,240,160
250	18.259%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	310,058
	California Municipal Finance Authority, Revenue Bonds, Clinicas del Camino Real, Inc, Series 2020:
2,535	4.000%, 3/01/40	3/30 at 100.00	BBB	2,731,082
5,750	4.000%, 3/01/50	3/30 at 100.00	BBB	5,951,020
	California Municipal Finance Authority, Revenue Bonds, Community Health Centers of the Central Coast, Inc, Series 2021A:
1,000	5.000%, 12/01/46, 144A	12/30 at 100.00	N/R	1,092,180
1,000	5.000%, 12/01/54, 144A	12/30 at 100.00	N/R	1,087,160
29

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
$ 200	5.000%, 11/01/35	11/24 at 100.00	BBB-	$217,720
1,000	5.000%, 11/01/40	11/24 at 100.00	BBB-	1,084,840
1,250	5.000%, 11/01/44	11/24 at 100.00	BBB-	1,349,013
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
4,210	5.250%, 11/01/36	11/26 at 100.00	BBB-	4,840,279
2,955	5.250%, 11/01/41	11/26 at 100.00	BBB-	3,364,002
2,270	5.250%, 11/01/47	11/26 at 100.00	BBB-	2,564,101
3,950	5.000%, 11/01/47	11/26 at 100.00	BBB-	4,377,508
1,000	California Municipal Finance Authority, Reveue Bonds, Community Medical Centers, Series 2015A, 5.000%, 2/01/46	2/25 at 100.00	A-	1,096,110
1,780	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	BBB-	2,008,677
19,300	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB-	21,259,915
1,795	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	BB-	2,009,323
315	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A	6/28 at 100.00	BB-	366,087
6,250	California Statewide Communities Development Authority, Revenue Bonds, Emanate Health, Series 2020A, 3.000%, 4/01/50 (UB) (5)	4/30 at 100.00	A	6,449,312
1,625	California Statewide Communities Development Authority, Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2014, 5.250%, 10/01/43 – AGM Insured	10/24 at 100.00	A2	1,793,496
1,015	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Series 2018, 4.000%, 7/01/48	7/28 at 100.00	A-	1,114,328
9,000	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A, 5.000%, 8/15/51 (UB) (5)	8/26 at 100.00	A+	10,302,030
1,035	California Statewide Communities Development Authority, Revenue Bonds, Marin General Hospital, Green Series 2018A, 4.000%, 8/01/45 (UB) (5)	8/23 at 100.00	BBB+	1,074,247
2,000	California Statewide Community Development Authority, Certificates of Participation, Methodist Hospital of Southern California, Series 2018, 4.250%, 1/01/43	1/28 at 100.00	BBB+	2,216,220
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,326	5.750%, 7/01/24 (4)	3/21 at 100.00	N/R	1,259,874
768	5.750%, 7/01/30 (4)	3/21 at 100.00	N/R	729,307
829	5.750%, 7/01/35 (4)	3/21 at 100.00	N/R	787,865
3,467	5.500%, 7/01/39 (4)	3/21 at 100.00	N/R	3,293,418
69	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25 (4)	3/21 at 100.00	N/R	65,655
30

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2017:
$ 875	4.000%, 11/01/38	11/27 at 100.00	Ba1	$934,588
5,925	4.000%, 11/01/47	11/27 at 100.00	Ba1	6,155,779
	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016:
1,085	5.000%, 11/01/36	11/26 at 100.00	Ba1	1,231,931
2,090	5.000%, 11/01/39	11/26 at 100.00	Ba1	2,347,572
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
1,000	8.000%, 12/01/26	12/21 at 100.00	BB	1,048,810
600	7.500%, 12/01/41	12/21 at 100.00	BB	625,206
1,000	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017, 4.000%, 1/01/42	1/28 at 100.00	Baa3	1,064,930
	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2020A:
700	3.000%, 7/01/36	7/30 at 100.00	Baa2	707,434
1,500	3.000%, 7/01/38	7/30 at 100.00	Baa2	1,504,065
200	Washington Township Health Care District, California, Revenue Bonds, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa2	227,450
162,824	Total Health Care			180,063,715
	Housing/Multifamily – 4.8%
9,460	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	N/R	10,771,250
11,215	California Community Housing Agency, California, Essential Housing Revenue Bonds, Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A	2/31 at 100.00	N/R	11,922,779
1,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A	8/29 at 100.00	N/R	1,132,610
	California Enterprise Development Authority, Student Housing Revenue Bonds, Provident Group - SDSU Properties LLC -M@College Project, Series 2020A:
1,000	5.000%, 8/01/55	8/30 at 100.00	Baa3	1,187,300
1,205	5.000%, 8/01/57	8/30 at 100.00	Baa3	1,425,214
2,000	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series 2014A-III, 4.600%, 8/01/39	2/24 at 100.00	A1	2,139,120
1,493	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019-1, 4.250%, 1/15/35	No Opt. Call	BBB+	1,712,389
240	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Senior Series 2014A, 5.250%, 8/15/49	8/24 at 100.00	A-	261,742
1,270	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,363,002
480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	N/R	508,426
2,375	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Royal York Estates Projects Series 2020A, 4.000%, 2/15/55	2/30 at 100.00	N/R	2,228,201
31

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 3,100	California Municipal Finance Authority, Multifamily Housing Revenue Bonds, Casa Griffin Apartments, Series 2011A-1, 6.000%, 10/01/46	10/21 at 100.00	BB	$3,129,760
	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Series 2017A:
890	5.000%, 7/01/37, 144A	7/27 at 100.00	Caa2	747,600
1,975	5.000%, 7/01/47, 144A	7/27 at 100.00	Caa2	1,659,000
450	California Statewide Communities Development Authority, College Housing Revenue Bonds, National Campus Community Development - Hooper Street LLC Project, Series 2019, 5.250%, 7/01/52, 144A	7/29 at 100.00	BB+	486,841
	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A:
4,600	5.000%, 6/01/36, 144A	6/26 at 100.00	N/R	5,038,702
2,090	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	2,252,477
3,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A	8/31 at 100.00	N/R	3,247,020
3,525	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Renaissance at City Center, Series 2020A, 5.000%, 7/01/51, 144A	7/31 at 100.00	N/R	4,126,647
	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A:
740	5.000%, 5/15/39	5/22 at 100.00	A+	762,659
1,010	5.000%, 5/15/47	5/22 at 100.00	A+	1,037,623
1,000	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/36	9/25 at 100.00	N/R	1,088,200
1,340	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Feliz and Las Casitas De Sonoma, Refunding Series 2012, 5.000%, 10/15/47	10/22 at 100.00	A-	1,392,367
315	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park, Refunding Series 2014, 5.000%, 6/15/49	6/24 at 100.00	A+	351,471
2,110	Palmdale Housing Authority, California, Multifamily Housing Revenue Bonds, Impression, La Quinta, Park Vista & Summerwood Apartments, Series 2015, 5.250%, 6/01/45	6/25 at 100.00	N/R	2,186,087
430	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39 (AMT)	3/21 at 100.00	N/R	430,606
460	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc Project, Series 2015A, 5.500%, 1/01/46	3/21 at 100.00	N/R	375,079
58,773	Total Housing/Multifamily			62,964,172
	Industrials – 0.1%
2,830	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC, Series 2016, 7.000%, 12/01/27 (AMT), 144A (4)	12/23 at 102.00	N/R	1,415,000
	Long-Term Care – 0.7%
3,000	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Episcopal Senior Communities, Refunding Series 2012A, 5.000%, 7/01/47	7/22 at 100.00	A-	3,088,230
2,575	California Municipal Finance Authority, Revenue Bonds, HealthRIGHT 360, Social Bond Series 2019A, 5.000%, 11/01/49, 144A	11/29 at 100.00	N/R	2,783,781
32

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 3,700	California Statewide Communities Development Authority, Revenue Bonds, 899 Charleston Project, Refunding Series 2014A, 5.250%, 11/01/44, 144A	11/24 at 100.00	N/R	$ 3,821,545
9,275	Total Long-Term Care			9,693,556
	Tax Obligation/General – 25.4%
6,050	Allan Hancock Joint Community College District, California, General Obligation Bonds, Election 2006 Series 2012C, 0.000%, 8/01/42 (UB) (5)	8/35 at 100.00	AA	5,345,296
3,595	Alvord Unified School District, Riverside County, California, General Obligation Bonds, 2007 Election Series 2011B, 0.000%, 8/01/43 – AGM Insured	No Opt. Call	A2	1,985,986
8,200	Anaheim Elementary School District, Orange County, California, General Obligation Bonds, Election 2016, Series 2018A, 4.000%, 8/01/48 (UB) (5)	8/27 at 100.00	Aa3	9,187,854
10,000	Antelope Valley Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2020B, 3.000%, 8/01/50 (UB) (5)	8/30 at 100.00	AA	10,464,300
1,000	Aromas-San Juan Unified School District, San Benito, Santa Cruz and Monterey Counties, California, General Obligation Bonds, Series 2013B, 0.000%, 8/01/52 – AGM Insured (6)	8/37 at 100.00	AA	804,210
	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/37 (6)	No Opt. Call	A+	1,418,208
6,925	0.000%, 5/01/42 (6)	5/40 at 100.00	A+	6,290,947
5,500	0.000%, 5/01/47 (6)	5/40 at 100.00	A+	4,903,525
1,250	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1039, 18.367%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	1,972,387
1,500	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45 (UB) (5)	3/25 at 100.00	AA-	1,736,145
5,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46 (UB) (5)	8/26 at 100.00	AA-	5,971,000
3,500	California State, General Obligation Bonds, Various Purpose Series 2020, 4.000%, 3/01/50 (UB) (5)	3/30 at 100.00	AA-	4,026,260
	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1041:
750	14.306%, 11/01/44, 144A (IF) (5)	11/24 at 100.00	AA-	1,054,350
545	14.306%, 11/01/44, 144A (IF) (5)	11/24 at 100.00	AA-	766,161
1,250	14.306%, 11/01/44, 144A (IF) (5)	11/24 at 100.00	AA-	1,757,250
1,005	14.288%, 11/01/44, 144A (IF) (5)	11/24 at 100.00	AA-	1,412,316
4,610	Central Unified School District, Fresno County, California, General Obligation Bonds, 2008 Election Series 2013B, 0.000%, 8/01/37	8/22 at 44.31	A2	2,030,521
3,800	Central Unified School District, Fresno County, California, General Obligation Bonds, 2016 Election Series 2018B, 4.000%, 8/01/48 (UB) (5)	8/26 at 100.00	Aa3	4,210,780
3,405	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2012D, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	A2	2,114,233
11,090	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Election 2012, Series 2016C, 4.000%, 8/01/40 (UB) (5)	8/26 at 100.00	AA+	12,410,819
1,115	Denair Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Baa2	1,040,250
33

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,640	Elk Grove Unified School District, Sacramento County, California, General Obligation Bonds, Election of 2016, Series 2017, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	Aa2	$2,974,620
5,500	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Election 2006 Series 2020, 2.375%, 8/01/44 – AGM Insured (UB) (5)	8/28 at 100.00	Aa3	5,300,460
5,000	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Crossover Refunding Series 2016B, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	Aa3	5,592,350
5,000	Gilroy Unified School District, Santa Clara County, California, General Obligation Bonds, Election of 2008 & 2016, Series 2019, 4.000%, 8/01/48 (UB) (5)	8/27 at 100.00	Aa3	5,599,150
4,560	Hartnell Community College District, Monterey County, California, General Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/47 (UB) (5)	8/27 at 100.00	AA	5,129,316
1,000	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB-	1,165,130
1,205	Jamul Dulzura Union School District, San Diego County, California, General Obligation Bonds, Election 1995 Series 2004A, 0.000%, 11/01/28 – NPFG Insured	No Opt. Call	Baa2	1,058,894
9,175	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured (6)	No Opt. Call	A1	9,045,908
2,000	Livermore Valley Joint Unified School District, Alameda County, California, General Obligation Bonds, Election of 2016 Measure J, Series 2019, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	Aa3	2,216,180
6,235	Long Beach Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2008 Series 2008A, 0.000%, 6/01/30 – AGM Insured	No Opt. Call	AA	5,278,925
12,000	Long Beach Community College District, California, General Obligation Bonds, Refunding 2008 Election Series 2012B, 0.000%, 8/01/49 (UB) (5)	8/42 at 100.00	AA	10,609,200
12,075	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2019F, 3.000%, 8/01/47 (UB) (5)	8/29 at 100.00	AA-	12,688,289
2,625	Magnolia School District, Orange County, California, General Obligation Bonds, Election 2010 Series 2011, 0.000%, 8/01/36	No Opt. Call	A+	1,684,489
10,900	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2017A, 4.000%, 8/01/47 (UB) (5)	8/27 at 100.00	Aa2	12,324,085
1,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Election 1998 Series 2004, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Baa2	932,960
5,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2016A, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	A1	5,422,350
7,000	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2018, Series 2019A, 4.000%, 8/01/49 (UB) (5)	8/29 at 100.00	AA	8,076,670
6,060	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Election of 2014, Series 2020C, 3.000%, 8/01/49 (UB) (5)	8/28 at 100.00	Aa3	6,333,124
650	Newman-Crows Landing Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election, Series 2010B, 0.000%, 8/01/49 – AGM Insured (6)	No Opt. Call	A1	664,339
2,000	Northern Inyo County Local Hospital District, California, General Obligation Bonds, Election 2005 Series 2009, 0.000%, 11/01/38 – AGC Insured	No Opt. Call	AA	1,151,600
9,365	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2014 Series 2019D, 3.000%, 8/01/43 (UB) (5)	8/29 at 100.00	Aa3	9,874,456
15,000	Oakland, California, General Obligation Bonds, Measure KK Series 2020B-1, 3.000%, 1/15/50 (UB) (5)	1/30 at 100.00	AA	15,762,600
2,250	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 (6)	8/37 at 100.00	AA	1,913,288
34

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 5,205	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/42	No Opt. Call	A+	$2,774,994
1,350	Paso Robles Joint Unified School District, San Luis Obispo and Monteray Counties, California, General Obligation Bonds, Election 2006 Series 2010A, 0.000%, 9/01/34	No Opt. Call	A1	980,330
5,000	Pittsburg Unified School District, Contra Costa County, California, General Obligation Bonds, Refunding Series 2016, 4.000%, 8/01/40 (UB) (5)	8/26 at 100.00	Aa3	5,595,500
6,225	Placentia-Yorba Linda Unified School District, Orange County, California, General Obligation Bonds, Series 2011D, 0.000%, 8/01/46	No Opt. Call	AA-	2,919,089
5,050	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2020D, 2.500%, 8/01/48 – AGM Insured (UB) (5)	8/30 at 100.00	Aa3	4,922,487
5,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/46 (UB) (5)	No Opt. Call	AA-	2,296,900
3,500	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2014A, 3.180%, 7/01/35 (4)	3/21 at 100.00	D	2,725,625
4,725	River Delta Unified School District, Sacramento and Solano Counties, California, General Obligation Bonds, School Faciliteis Improvement District 2, Election 2004 Series 2008, 0.000%, 4/01/48 – AGM Insured	No Opt. Call	AA	2,013,984
1,215	Rohnerville School District, Humboldt County, California, General Obligation Bonds, Election 2010, Series 2012B, 0.000%, 8/01/47 – AGM Insured	No Opt. Call	AA	543,384
3,000	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	AA	1,483,530
4,400	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Dedicated Unlimited Ad Valorem Property Tax, 2018 Election Series 2019C-2, 3.000%, 7/01/44 (UB) (5)	7/29 at 100.00	Aa2	4,625,808
10,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 2012 Series 2013C, 4.000%, 7/01/42 (UB) (5)	7/23 at 100.00	AA-	10,617,300
	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-2:
1,990	0.000%, 7/01/41 (6)	7/40 at 100.00	AA-	2,166,433
15,000	0.000%, 7/01/41 (UB) (5), (6)	7/40 at 100.00	AA-	16,329,900
1,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Tender Option Bond 2016-XF2355, 14.083%, 7/01/38, 144A (IF) (5)	7/23 at 100.00	AA-	2,498,206
5,500	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Election of 2018, Series 2020B, 3.000%, 8/01/48 (UB) (5)	8/29 at 100.00	AA	5,690,575
2,500	Santa Barbara Secondary High School District, Santa Barbara County, California,General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 8/01/40 (UB) (5)	No Opt. Call	AA	1,446,025
10,000	Santa Clara Unified School District, Santa Clara County, California, General Obligation Bonds, Election of 2018, Series 2019, 4.000%, 7/01/48 (UB) (5)	7/26 at 100.00	AA+	11,298,700
7,655	Savanna Elementary School District, Orange County, California, General Obligation Bonds, Election 2008 Series 2012B, 0.000%, 2/01/52 – AGM Insured (5), (6)	No Opt. Call	A2	7,839,485
4,955	Selma Unified School District, Fresno County, California, General Obligation Bonds, Election 2016 Series 2020C, 3.000%, 8/01/49 (UB) (5)	8/30 at 100.00	AA	5,138,731
35

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C:
$ 1,500	0.000%, 8/01/41	No Opt. Call	AA-	$873,930
5,730	0.000%, 8/01/46	No Opt. Call	AA-	2,587,439
13,000	0.000%, 8/01/46 (UB) (5)	No Opt. Call	AA-	5,870,280
10,000	Sunnyvale School District, Santa Clara County, California, General Obligation Bonds, Election 2013 Series 2019C, 3.000%, 9/01/44 (UB) (5)	9/27 at 100.00	Aa1	10,509,100
1,880	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/28 – FGIC Insured	No Opt. Call	AA-	1,689,763
2,250	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured (6)	8/31 at 100.00	A2	2,510,055
	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D:
1,690	0.000%, 8/01/37	No Opt. Call	AA-	1,144,350
5,155	0.000%, 8/01/42 (UB) (5)	No Opt. Call	AA-	4,999,680
355,485	Total Tax Obligation/General			335,792,764
	Tax Obligation/Limited – 36.0%
1,000	Adelanto Community Facilities District Number 2006-2, San Bernadino County, California, Special Tax Bonds, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,108,630
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
330	0.000%, 9/01/28 – AGM Insured	No Opt. Call	A2	295,373
240	0.000%, 9/01/30 – AGM Insured	No Opt. Call	A2	202,346
4,475	0.000%, 9/01/34 – AGM Insured	No Opt. Call	A2	3,337,544
1,985	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	1,433,607
1,030	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	1,108,702
1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,059,700
2,590	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 7A-1, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	2,883,033
	Beaumont, California, Special Tax Bonds, Community Facilities District 2016-1 Fairway Canyon, Series 2019:
300	5.000%, 9/01/44	9/25 at 103.00	N/R	338,991
400	5.000%, 9/01/49	9/25 at 103.00	N/R	450,348
	Beaumont, California, Special Tax Bonds, Community Facilities District 93-1 Improvement Area 17C, Series 2018:
750	5.000%, 9/01/43	9/25 at 103.00	N/R	850,163
1,115	5.000%, 9/01/48	9/25 at 103.00	N/R	1,258,133
1,035	Beaumont, California, Special Tax Bonds, Community Facilities District 93-1 Improvement Area 8D, Series 2018A, 5.000%, 9/01/48	9/25 at 103.00	N/R	1,167,863
1,900	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38	11/25 at 100.00	N/R	2,139,058
36

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2003:
$ 1,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	AA-	$1,333,410
2,300	0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA-	1,983,566
6,710	0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	AA-	5,605,601
1,700	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	1,871,700
5,600	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	AA+	3,759,224
680	California Enterprise Development Authority, Lease Revenue Bonds, Riverside County Library Facilities Project, Series 2019, 4.000%, 11/01/50	11/27 at 100.00	A+	739,364
1,450	California Municipal Finance Authority, Special Tax Revenue Bonds, Bold Program, Series 2020A, 4.000%, 9/01/45	9/26 at 103.00	N/R	1,544,032
	California Municipal Finance Authority, Special Tax Revenue Bonds, Bold Program, Series 2020B:
1,070	4.000%, 9/01/43	9/27 at 103.00	N/R	1,148,880
1,550	4.000%, 9/01/50	9/27 at 103.00	N/R	1,650,192
590	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015, 5.000%, 9/01/37	9/25 at 100.00	N/R	651,502
1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/22 at 100.00	N/R	1,048,580
	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-02, Manteca Lifestyle Center, Series 2013A:
1,000	5.000%, 9/01/33	9/23 at 100.00	N/R	1,073,510
2,000	5.125%, 9/01/42	9/23 at 100.00	N/R	2,134,020
2,000	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2015-01 Improvement Area 2 University District, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	2,277,320
2,500	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2015-2 Rio Bravo, Series 2015A, 5.625%, 9/01/45	9/25 at 100.00	N/R	2,687,525
3,000	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2016-02 Delta Coves, Series 2019, 5.000%, 9/01/49	9/29 at 100.00	N/R	3,438,510
5,250	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2017-01 Horse Creek, Series 2018, 5.000%, 9/01/48	9/28 at 100.00	N/R	6,033,510
	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2018-01, Wagon Wheel, Series 2020:
600	4.000%, 9/01/40	9/30 at 100.00	N/R	649,686
1,300	4.000%, 9/01/50	9/30 at 100.00	N/R	1,387,334
	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2020-01 Improvement Area 1 Sand Creek, Series 2021:
550	4.000%, 9/01/41 (WI/DD, Settling 3/03/21)	9/31 at 100.00	N/R	602,492
1,125	4.000%, 9/01/51 (WI/DD, Settling 3/03/21)	9/31 at 100.00	N/R	1,215,900
37

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Pacific Highlands Ranch Project, Series 2019, 5.000%, 9/02/49	9/29 at 100.00	N/R	$1,151,870
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
3,510	5.000%, 9/02/35	9/25 at 100.00	N/R	3,840,958
1,120	5.000%, 9/02/40	9/25 at 100.00	N/R	1,209,622
960	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	957,130
2,275	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014A, 5.000%, 9/02/43	9/22 at 100.00	N/R	2,366,842
2,060	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014B, 5.000%, 9/02/44	9/24 at 100.00	N/R	2,200,430
2,240	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016A, 5.000%, 9/02/45	9/26 at 100.00	N/R	2,490,186
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016B:
1,690	5.000%, 9/02/36	9/26 at 100.00	N/R	1,922,814
3,310	5.000%, 9/02/46	9/26 at 100.00	N/R	3,700,017
480	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017A, 5.000%, 9/02/46	9/27 at 100.00	N/R	535,666
375	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017B, 5.000%, 9/02/47	9/27 at 100.00	N/R	425,820
3,550	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017C, 5.000%, 9/02/47	9/27 at 100.00	N/R	3,981,644
3,750	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A, 5.000%, 9/02/47	9/28 at 100.00	N/R	4,323,300
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2019B:
3,300	5.000%, 9/02/44	9/29 at 100.00	N/R	3,803,646
3,370	5.000%, 9/02/49	9/29 at 100.00	N/R	3,862,694
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2019C:
725	5.000%, 9/02/44	9/29 at 100.00	N/R	835,650
2,310	5.000%, 9/02/49	9/29 at 100.00	N/R	2,647,722
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2020A:
805	5.000%, 9/02/50	9/30 at 100.00	N/R	933,969
850	4.000%, 9/02/50	9/30 at 100.00	N/R	903,525
5,000	California Statewide Communities Development Authority, Statewide Infrastructure Program Revenue Bonds, Series 2020C, 4.000%, 9/02/50	9/30 at 100.00	N/R	5,306,450
38

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Calimesa, Riverside County, California, Special Tax Bonds, Community Facilities District 2018-1 Summerwind Trails Improvement Area 1, Series 2020:
$ 865	4.000%, 9/01/45	9/27 at 103.00	N/R	$943,853
820	4.000%, 9/01/50	9/27 at 103.00	N/R	891,160
315	Chino Public Financing Authority, California, Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/38	9/22 at 100.00	N/R	328,762
1,540	Chino, California, Special Tax Bonds, Community Facilities District 2016-3, Series 2017, 5.000%, 9/01/47	9/24 at 103.00	N/R	1,704,349
1,000	Chino, California, Special Tax Bonds, Community Facilities District 2019-1 The Landing, Series 2020, 4.000%, 9/01/51	9/27 at 103.00	N/R	1,069,090
	Chula Vista, California, Special Tax Bonds, Community Facilities District 16-I Millenia Improvement Area 1, Series 2018:
1,000	5.000%, 9/01/43	9/25 at 103.00	N/R	1,130,790
1,250	5.000%, 9/01/48	9/25 at 103.00	N/R	1,404,737
320	City of Dublin, California, Community Facilities District No 2015-1, Dublin Crossing, Improvement Area No 1, Special Tax Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	367,043
1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	3/21 at 100.00	N/R	1,002,990
500	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.750%, 8/01/26	3/21 at 100.00	N/R	501,740
	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
500	5.250%, 9/01/27 – AMBAC Insured	3/21 at 100.00	N/R	500,965
210	5.000%, 9/01/32 – AMBAC Insured	3/21 at 100.00	N/R	210,305
670	Corona, California, Special Tax Bonds, Community Facilities District 2002-1 Dos Lagos Improvement Area 1, Refunding Series 2017, 5.000%, 9/01/37	9/24 at 103.00	N/R	748,457
	Corona, California, Special Tax Bonds, Community Facilities District 2018-1 Bedford, Series 2018A:
2,155	5.000%, 9/01/43	9/24 at 103.00	N/R	2,386,813
1,250	5.000%, 9/01/48	9/24 at 103.00	N/R	1,379,425
1,000	Corona-Norco Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 05-1, Series 2016, 4.000%, 9/01/45	9/26 at 100.00	N/R	1,069,960
	Del Mar Union School District, San Diego County, California, Special Tax Bonds, Community Facilities District 99-1, Refunding Facilities Financing Series 2019:
2,400	4.000%, 9/01/44 (UB) (5)	9/29 at 100.00	AA	2,718,024
4,245	4.000%, 9/01/49 (UB) (5)	9/29 at 100.00	AA	4,779,743
1,200	Dixon, California, Special Tax Bonds, Community Facilities District 2013-1 Parklane, Series 2019, 5.000%, 9/01/49	9/26 at 103.00	N/R	1,366,836
1,000	Dixon, California, Special Tax Bonds, Community Facilities District 2019-1 Homestead, Improvement Area 1, Series 2019, 4.000%, 9/01/50	9/30 at 100.00	N/R	1,060,430
	Dublin, California, Special Tax Bonds, Community Facilities District 2015-1 Improvement Area 2 Dublin Crossing, Series 2019:
2,800	5.000%, 9/01/44	9/26 at 103.00	N/R	3,176,824
4,100	5.000%, 9/01/49	9/26 at 103.00	N/R	4,629,392
39

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Eastern Municipal Water District, California, Special Tax Bonds, Community Facilities District 2012-61 Autumn Winds, Series 2020:
$ 575	3.000%, 9/01/44	9/27 at 103.00	N/R	$561,131
350	4.000%, 9/01/50	9/27 at 103.00	N/R	378,886
	Eastern Municipal Water District, California, Special Tax Bonds, Community Facilities District 2016-72 Hidden Hills, Series 2020:
465	3.000%, 9/01/45	9/27 at 103.00	N/R	454,319
525	4.000%, 9/01/50	9/27 at 103.00	N/R	569,231
250	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	9/21 at 100.00	N/R	253,918
	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Series 2020:
1,385	4.000%, 9/01/45	9/26 at 103.00	N/R	1,512,642
1,750	4.000%, 9/01/50	9/26 at 103.00	N/R	1,907,482
430	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairield Commons Project, Series 2008, 6.875%, 9/01/38	9/21 at 100.00	N/R	443,485
2,530	Fillmore, California, Special Tax Bonds, Community Facilities District 5, Improvement Area, Series 2015A, 5.000%, 9/01/45	9/23 at 102.00	N/R	2,726,227
	Folsom Ranch Financing Authority, California, Special Tax Revenue Bonds, Folsom Community Facilities District 19 Mangini Ranch, Series 2019:
1,140	5.000%, 9/01/44	9/26 at 103.00	N/R	1,303,522
1,000	5.000%, 9/01/49	9/26 at 103.00	N/R	1,139,030
1,000	Folsom Ranch Financing Authority, California, Special Tax Revenue Bonds, Folsom Community Facilities District 21 White Rock Springs Ranch, Series 2019, 5.000%, 9/01/49	9/26 at 103.00	N/R	1,137,920
	Folsom Ranch Financing Authority, California, Special Tax Revenue Bonds, Folsom Community Facilities District 23 Folsom Ranch Improvement Area 1, Series 2020:
1,075	4.000%, 9/01/45	9/27 at 103.00	N/R	1,152,690
1,145	4.000%, 9/01/50	9/27 at 103.00	N/R	1,224,829
2,785	Folsom Ranch Financing Authority, California, Special Tax Revenue Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	3,178,298
	Folsom, California, Special Tax Bonds, Community Facilities District 16 Islands at Parkshore Improvement Area 1, Series 2018:
500	4.000%, 9/01/43	3/21 at 103.00	N/R	515,485
1,545	4.000%, 9/01/48	3/21 at 103.00	N/R	1,592,710
1,225	Fresno Joint Powers Financing Authority, California, Lease Revenue Bonds, Master Lease Projects, Series 2020A, 4.000%, 4/01/46 – AGM Insured	4/30 at 100.00	AA	1,368,766
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A:
5,000	5.000%, 6/01/40 (UB) (5)	6/25 at 100.00	A+	5,721,350
2,000	5.000%, 6/01/45 (UB) (5)	6/25 at 100.00	A+	2,286,840
3,750	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038, 17.638%, 6/01/45, 144A (IF) (5)	6/25 at 100.00	A+	5,900,100
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	510,680
40

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
$ 1,000	5.000%, 8/01/25 – AMBAC Insured	3/21 at 100.00	N/R	$1,003,080
1,000	5.000%, 8/01/35 – AMBAC Insured	3/21 at 100.00	N/R	1,000,950
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2007A:
365	4.625%, 8/01/37 – AMBAC Insured	3/21 at 100.00	N/R	365,212
745	4.750%, 8/01/42 – AMBAC Insured	3/21 at 100.00	N/R	745,402
150	5.000%, 8/01/42 – AMBAC Insured	3/21 at 100.00	N/R	150,125
1,035	Imperial, California, Special Tax Bonds, Community Facilities District 2005-1 Springfield, Series 2015A, 5.000%, 9/01/36	9/25 at 100.00	N/R	1,153,394
155	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	3/21 at 100.00	A	155,592
745	Irvine, California, Special Tax Bonds, Community Facilities District 2004-1 Central Park, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	843,236
500	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014, 5.000%, 9/01/39	9/24 at 100.00	N/R	557,825
	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 45 Jurupoa Valley, Series 2020A:
1,000	4.000%, 9/01/42	9/27 at 103.00	N/R	1,111,970
1,375	4.000%, 9/01/49	9/27 at 103.00	N/R	1,515,910
1,000	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 52 Eastvale Area, Series 2021A, 4.000%, 9/01/45	9/27 at 103.00	N/R	1,094,930
3,380	Jurupa Unified School District, California, Special Tax Bonds, Community Facilities District 9, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	3,760,892
335	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2012C, 5.000%, 9/01/37	9/22 at 100.00	N/R	349,837
	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 13-1, Series 2017:
800	4.000%, 9/01/42	9/24 at 103.00	N/R	860,072
1,000	4.000%, 9/01/47	9/24 at 103.00	N/R	1,070,360
1,220	Lake Elsinore Unified School District, California, Special Tax Bonds, Community Facilities District 2004-2, Series 2005, 5.350%, 9/01/35	9/21 at 100.00	N/R	1,240,935
1,000	Lake Elsinore Unified School District, California, Special Tax Bonds, Community Facilities District 2006-2 Improvement Area B, Series 2018, 4.000%, 9/01/48	9/24 at 100.00	N/R	1,041,710
1,000	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2006-1 Summerly Improvement Area HH, Series 2019, 5.000%, 9/01/50	9/26 at 103.00	N/R	1,123,670
1,000	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2006-1 Summerly Improvement Area II, Series 2020, 4.000%, 9/01/45	9/27 at 103.00	N/R	1,066,340
2,995	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2013, 5.000%, 9/01/37	9/22 at 100.00	N/R	3,127,199
2,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 5.375%, 9/01/32	9/22 at 100.00	N/R	2,099,380
41

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 4,170	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	$4,672,944
	Lathrop, California, Special Tax Bonds, Community Facilities District 2018-1, Central Lathrop Specific Plan Improvement Areas 1-5 Special Tax Bonds, Series 2019:
605	5.650%, 9/01/38	9/26 at 103.00	N/R	647,822
970	5.750%, 9/01/43	9/26 at 103.00	N/R	1,036,610
	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B:
785	5.125%, 9/01/28	9/23 at 100.00	N/R	853,397
395	5.250%, 9/01/32	9/23 at 100.00	N/R	427,023
	Lincoln, California, Special Tax Bonds, Community Facilities District 2005-1 Sorrento Project, Series 2014A:
925	5.000%, 9/01/39	9/24 at 100.00	N/R	1,016,723
1,815	5.000%, 9/01/43	9/24 at 100.00	N/R	1,985,283
320	Lincoln, California, Special Tax Bonds, Community Facilities District 2006-1 Lakeside Area 1, Refunding Series 2021, 4.000%, 9/01/43	9/27 at 103.00	N/R	349,510
2,615	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42 (6)	8/29 at 100.00	Aa3	2,868,184
1,680	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45, 144A	3/25 at 100.00	N/R	1,727,107
1,275	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A	1,306,008
2,022	Manteca Unified School District, San Joaquin County, California, Certificates of Participation, Series 2004, 0.000%, 9/15/33 – NPFG Insured	No Opt. Call	Baa2	1,506,552
450	Marina Redevelopment Agency Successor Agency, California, Housing Tax Allocation Bonds, Series 2018B, 5.000%, 9/01/38	9/25 at 103.00	N/R	508,757
	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2014:
500	4.125%, 9/01/39	9/21 at 103.00	N/R	519,145
500	4.250%, 9/01/44	9/21 at 103.00	N/R	519,300
1,000	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2014-2, Series 2017, 5.000%, 9/01/47	9/24 at 103.00	N/R	1,108,510
1,560	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2014-3, Series 2019, 5.000%, 9/01/49	9/26 at 103.00	N/R	1,753,752
	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilties District 2011-1, Improvement Area 1, Series 2015:
2,000	5.000%, 9/01/39	9/24 at 100.00	N/R	2,189,120
500	4.250%, 9/01/44	9/24 at 100.00	N/R	526,620
1,000	5.000%, 9/01/44	9/24 at 100.00	N/R	1,087,560
1,110	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilties District 2016-1, Improvement Area B, Series 2016, 4.000%, 9/01/49	9/27 at 103.00	N/R	1,214,640
42

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A:
$ 1,890	0.000%, 12/01/21 – AMBAC Insured	No Opt. Call	N/R	$1,879,870
1,055	0.000%, 12/01/23 – AMBAC Insured	No Opt. Call	N/R	1,024,321
835	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.000%, 9/01/33	9/24 at 100.00	N/R	923,410
970	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2015-2, Series 2019, 5.000%, 9/01/48	9/25 at 103.00	N/R	1,077,767
1,085	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2015-3, Series 2019, 4.000%, 9/01/44	9/25 at 103.00	N/R	1,161,373
1,000	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007, 5.000%, 9/01/37	9/21 at 100.00	N/R	1,014,500
1,200	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2014-4, Series 2020, 4.000%, 9/01/50 – BAM Insured	9/27 at 103.00	AA	1,339,884
825	Murrieta, California, Special Tax Bonds, Community Facilities District 2005-5 Golden City Improvement Area A, Series 2017, 5.000%, 9/01/46	9/27 at 100.00	N/R	941,531
	Northstar Community Services District, Special Tax Bonds, California, Community Facilities District 1, Refunding Series 2005:
990	5.450%, 9/01/28	9/21 at 100.00	N/R	613,800
2,955	5.550%, 9/01/36	9/21 at 100.00	N/R	1,832,100
2,500	Oakley Public Financing Authority, Contra Costa County, California, Revenue Bonds, Refundinf Series 2014, 5.000%, 9/02/36 – BAM Insured	9/24 at 100.00	AA	2,850,425
1,250	Oceanside, California, Special Tax Bonds, Community Facilities District 2006-1, Pacific Coast Business Park, Series 2017, 5.000%, 9/01/38	9/25 at 102.00	N/R	1,417,537
880	Ontario, California, Special Tax Bonds, Community Facilities District 26 Park Place Facilities III, Series 2019, 5.000%, 9/01/47	9/26 at 103.00	N/R	995,729
1,200	Ontario, California, Special Tax Bonds, Community Facilities District 28 New Haven Facilities - Area A, Series 2017, 5.000%, 9/01/47	9/24 at 103.00	N/R	1,327,632
1,170	Ontario, California, Special Tax Bonds, Community Facilities District 30 New Haven Facilities - Area B, Series 2017, 4.000%, 9/01/48	9/24 at 103.00	N/R	1,251,537
3,530	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	9/21 at 100.00	N/R	3,584,821
	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
55	5.000%, 9/01/21	3/21 at 100.00	N/R	55,545
285	5.300%, 9/01/32	9/21 at 100.00	N/R	287,380
740	5.450%, 9/01/32	9/21 at 100.00	N/R	746,756
1,095	5.500%, 9/01/36	9/21 at 100.00	N/R	1,102,424
1,230	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002, 0.000%, 12/01/30 – AMBAC Insured	No Opt. Call	AA-	1,018,821
1,080	Palmdale, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2005, 6.750%, 9/01/35	9/21 at 100.00	N/R	1,082,236
975	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.750%, 9/01/39	9/23 at 100.00	N/R	1,061,453
43

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,050	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2006-1, Meritage Homes, Refunding Series 2014B, 5.000%, 9/01/38	9/23 at 100.00	N/R	$1,124,161
1,140	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2007-2, Pacific Heritage, Series 2020, 4.000%, 9/01/48	9/27 at 103.00	N/R	1,216,984
	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999:
2,990	0.000%, 8/01/27 – AMBAC Insured	No Opt. Call	A	2,714,202
2,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	2,206,075
1,265	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2015B, 4.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA+	1,415,636
2,750	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L, 5.250%, 7/01/38 – AMBAC Insured	No Opt. Call	C	3,129,912
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
58,732	0.000%, 7/01/46	7/28 at 41.38	N/R	18,056,566
14,000	0.000%, 7/01/51	7/28 at 30.01	N/R	3,082,380
1,000	4.750%, 7/01/53	7/28 at 100.00	N/R	1,091,430
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2018B-1, 4.750%, 7/01/53	7/28 at 100.00	N/R	2,182,860
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
13,105	4.329%, 7/01/40	7/28 at 100.00	N/R	14,096,393
1,000	4.784%, 7/01/58	7/28 at 100.00	N/R	1,093,570
	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2005-1 Sunridge North Douglas Series 2015:
1,200	5.000%, 9/01/40	9/25 at 100.00	N/R	1,340,844
1,250	5.000%, 9/01/45	9/25 at 100.00	N/R	1,382,987
1,190	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2005-1 Sunridge North Douglas Series 2018, 4.000%, 9/01/42	9/24 at 103.00	N/R	1,273,526
3,000	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	3/21 at 100.00	N/R	3,007,890
	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2018-1 Grantline 208, Series 2019:
410	5.000%, 9/01/44	9/26 at 103.00	N/R	462,927
530	5.000%, 9/01/49	9/26 at 103.00	N/R	596,690
425	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2018-1 Grantline 208, Series 2021, 4.000%, 9/01/46	9/26 at 103.00	N/R	456,293
500	Rancho Mirage, California, Special Tax Bonds, Community Facilities District 4A Del Webb Project, Series 2019A, 5.000%, 9/01/44	9/25 at 103.00	N/R	563,840
650	Redlands Unified School District, San Bernardino County, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2020, 4.000%, 9/01/39	9/27 at 103.00	N/R	721,507
44

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Redwood City Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2, Series 2003A:
$ 1,755	0.000%, 7/15/29 – AMBAC Insured	No Opt. Call	A	$1,504,158
1,260	0.000%, 7/15/31 – AMBAC Insured	No Opt. Call	A	1,013,002
1,185	Rio Vista, California, Special Tax Bonds, Community Faciliites District 2018-1 Liberty Community, Series 2018-1, 5.000%, 9/01/48	9/25 at 103.00	N/R	1,334,405
1,250	Riverside County Asset Leasing Corporation, California, Lease Revenue Bonds, Capital Project, Tender Option Bond Trust 2015-XF1020, 18.539%, 11/01/45, 144A (IF) (5)	11/25 at 100.00	A+	2,145,400
1,295	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	A1	1,212,042
2,115	Riverside County, California, Special Tax Bonds, Community Facilities District 03-1 Newport Road, Series 2014, 5.000%, 9/01/30	9/24 at 100.00	N/R	2,368,969
870	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012, 5.000%, 9/01/35	9/22 at 100.00	N/R	915,214
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	695,792
3,410	5.000%, 9/01/42	9/22 at 100.00	N/R	3,572,725
	Riverside County, California, Special Tax Bonds, Community Facilities District 07-2 Clinton Keith, Series 2017:
1,000	5.000%, 9/01/42	9/27 at 100.00	N/R	1,159,680
535	5.000%, 9/01/45	9/27 at 100.00	N/R	615,614
	Riverside Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 32, Series 2020:
415	4.000%, 9/01/45	9/27 at 103.00	N/R	452,570
875	4.000%, 9/01/50	9/27 at 103.00	N/R	951,475
1,065	Riverside, California, Special Tax Bonds, Community Facilities District 2015-1 Orangecrest Grove, Series 2020A, 4.000%, 9/01/49	9/27 at 103.00	N/R	1,157,389
	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
1,010	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	Baa2	737,361
1,155	0.000%, 9/01/35 – NPFG Insured	No Opt. Call	Baa2	812,924
840	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	940,288
935	Rohnert Park Community Development Agency, California, Tax Allocation Bonds, Series 1999, 0.000%, 8/01/33	No Opt. Call	Baa2	701,839
3,775	Romoland School District, California, Special Tax Bonds, Community Facilities District 2004-1 Heritage Lake Improvement Area 3, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	N/R	4,041,137
1,120	Romoland School District, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2017, 5.000%, 9/01/44	9/27 at 100.00	N/R	1,290,150
820	Romoland School District, California, Special Tax Bonds, Community Facilities District 91-1, Series 2017, 5.000%, 9/01/41	9/27 at 100.00	N/R	949,872
45

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016:
$ 1,070	5.000%, 9/01/31	9/26 at 100.00	N/R	$1,237,872
950	5.000%, 9/01/36	9/26 at 100.00	N/R	1,077,148
2,640	5.500%, 9/01/46	9/26 at 100.00	N/R	3,007,858
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Sierra Vista Villages, Series 2020:
490	4.000%, 9/01/45	9/27 at 103.00	N/R	525,412
650	4.000%, 9/01/50	9/27 at 103.00	N/R	695,318
	Roseville, California, Special Tax Bonds, Community Facilities District 1 SVSP Westpark-Federico, Series 2019:
500	5.000%, 9/01/44	9/26 at 103.00	N/R	562,355
700	5.000%, 9/01/49	9/26 at 103.00	N/R	784,651
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014:
1,100	5.000%, 9/01/34	9/24 at 100.00	N/R	1,215,060
1,880	5.000%, 9/01/39	9/24 at 100.00	N/R	2,061,758
1,395	5.000%, 9/01/44	9/24 at 100.00	N/R	1,524,010
5,500	Roseville, California, Special Tax Bonds, Community Facilities District 5 Fiddyment Ranch Public Facilities, Series 2017, 5.000%, 9/01/47, 144A	9/27 at 100.00	N/R	6,255,590
230	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.500%, 11/01/46	11/26 at 100.00	N/R	254,557
1,510	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100, 19.081%, 12/01/33 – AMBAC Insured, 144A (IF) (5)	No Opt. Call	A+	3,689,292
	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A:
4,295	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	Baa2	3,434,196
4,435	0.000%, 12/01/32 – FGIC Insured	No Opt. Call	Baa2	3,435,750
1,950	Sacramento County, California, Special Tax Bonds, Community Facilities District 2016-2 Florin Vineyard 1, Series 2018, 4.000%, 9/01/48	9/25 at 103.00	N/R	2,102,373
310	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	9/21 at 100.00	N/R	316,026
	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 7, Series 2017-01:
710	5.000%, 9/01/37, 144A	9/24 at 103.00	N/R	793,397
1,900	5.000%, 9/01/47, 144A	9/24 at 103.00	N/R	2,100,735
428	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 12/31/26	No Opt. Call	N/R	107,000
455	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	Baa2	477,222
550	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2006-1 Lytle Creek North Improvement Area 1, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	614,554
46

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 14,815	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2019A, 3.000%, 7/01/44 (UB) (5)	7/27 at 100.00	AA+	$15,405,822
915	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	973,789
1,250	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/43	8/24 at 100.00	A-	1,382,487
22,610	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%, 8/01/43, 144A	8/21 at 33.74	N/R	7,525,512
	San Francisco City and County, California, Special Tax Bonds, Community Facilities District 2016-1 Treasure Island Improvement Area 1, Series 2020:
775	4.000%, 9/01/42	9/27 at 103.00	N/R	838,186
1,450	4.000%, 9/01/50	9/27 at 103.00	N/R	1,551,094
1,000	San Jacinto Unified School District, California, Community Facilities District 2003-1 Infrastructure Projects, Series 2016, 3.375%, 9/01/46	9/21 at 103.00	N/R	1,023,900
205	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	Baa2	227,249
1,250	Saugus Union School District Financing Authority, California, Special Tax Revenue Bonds, Series 2021A, 4.000%, 9/01/49 – BAM Insured	9/27 at 103.00	AA	1,396,487
1,000	South Tahoe Joint Powers Financing Authority, California, Revenue Bonds, South Tahoe Redevelopment Project Area 1, Series 2014A, 4.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	1,073,150
5,000	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2002-1, Series 2014A, 5.000%, 9/01/39	3/24 at 100.00	AA	5,597,750
1,335	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2018, 5.000%, 9/01/43	9/24 at 103.00	N/R	1,492,036
	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2000-1, Tejon Industrial Complex Public Improvements, Refunding Series 2012:
1,635	5.500%, 9/01/30	9/22 at 100.00	N/R	1,729,585
500	5.500%, 9/01/33	9/22 at 100.00	N/R	527,215
4,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East, Series 2012B, 5.250%, 9/01/42	3/23 at 100.00	N/R	4,226,920
2,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1, Tejon Industrial Complex Public Improvements-East, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	2,205,600
4,750	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1, Tejon Industrial Complex Public Improvements-East, Series 2020, 4.000%, 9/01/50	9/27 at 103.00	N/R	5,005,265
1,055	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	1,137,585
400	Temecula Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Series 2014, 4.250%, 9/01/44	9/21 at 103.00	N/R	415,340
47

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Tracy, California, Special Tax Bonds, Community Facilities District 2016-1 Tracy Hills, Improvement Area 1, Series 2019:
$ 1,285	5.000%, 9/01/44	9/25 at 103.00	N/R	$1,432,107
1,875	5.000%, 9/01/49	9/25 at 103.00	N/R	2,082,094
605	Tustin, California, Special Tax Bonds, Community Facilities District 06-1 Tustin Legacy/Columbus Villages, Refunding Series 2015A, 5.000%, 9/01/37	9/25 at 100.00	A-	700,959
	Upland, California, Special Tax Bonds, Community Facilities District 2016-1 Improvement Area2 Harvest at Upland, Series 2021A:
165	4.000%, 9/01/45	9/30 at 100.00	N/R	177,487
260	4.000%, 9/01/51	9/30 at 100.00	N/R	278,626
700	Victor Valley Union High School District, San Bernardino County, California, Special Tax Bonds, Community Facilities District 2007-1, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	N/R	749,350
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C, 5.000%, 10/01/39	10/24 at 100.00	N/R	900,070
100	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	Caa2	99,422
2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	3/21 at 100.00	Caa3	1,965,760
	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note - Diageo Project, Series 2009A:
3,245	6.625%, 10/01/29	3/21 at 100.00	Caa3	3,259,862
1,800	6.750%, 10/01/37	3/21 at 100.00	Caa3	1,808,694
600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A-	620,808
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015:
350	5.250%, 9/01/35	9/25 at 100.00	N/R	385,109
785	5.250%, 9/01/45	9/25 at 100.00	N/R	853,452
3,615	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	3,888,041
2,805	West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Refunding Series 2016, 5.000%, 9/01/40	9/26 at 100.00	N/R	3,129,230
7,760	West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	8,698,262
2,155	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refinancing Project, Series 2017, 4.000%, 8/01/49 – AGM Insured (UB) (5)	8/27 at 100.00	AA	2,358,238
	Westside Union School District, California, Special Tax Bonds, Community Facilities District 2018-1 Improvement Area 1, Series 2021:
365	4.000%, 9/01/46	9/28 at 103.00	N/R	391,824
490	4.000%, 9/01/51	9/28 at 103.00	N/R	525,510
1,445	William S Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017, 5.000%, 9/01/47	9/26 at 100.00	N/R	1,608,906
1,975	Woodland, California, Special Tax Bonds, Community Facilities District 2004-1 Spring Lake, Refunding & Capital Projects Series 2016, 4.000%, 9/01/45	9/26 at 100.00	N/R	2,090,320
48

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 290	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 4.800%, 1/01/27 (4)	3/21 at 100.00	N/R	$ 118,900
517,457	Total Tax Obligation/Limited			476,852,789
	Transportation – 14.4%
4,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7, 4.000%, 4/01/49 (UB) (5)	4/27 at 100.00	A1	4,524,520
7,465	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2019S-8, 3.000%, 4/01/54 (UB) (5)	10/29 at 100.00	A1	7,694,175
16,255	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)	No Opt. Call	B+	18,224,456
10,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49 (AMT), 144A	1/24 at 107.00	N/R	9,707,000
5,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A, 6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	3/21 at 104.00	N/R	4,862,150
2,993	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2021C, 4.000%, 1/15/33	1/31 at 100.00	Baa2	3,522,971
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
6,255	0.000%, 1/15/33	No Opt. Call	Baa2	4,645,213
3,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	BBB	2,134,920
1,054	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2021A, 4.000%, 1/15/46	1/31 at 100.00	Baa2	1,201,307
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
5,000	0.000%, 1/15/37 – AGM Insured	No Opt. Call	BBB	3,315,050
1,775	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	BBB	1,923,496
6,095	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Term Rate Series 2013B-2, 3.500%, 1/15/53 – AGM Insured (UB) (5)	7/29 at 100.00	A2	6,758,441
8,505	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Term Rate Sub-Series 2013B-1, 3.950%, 1/15/53	7/27 at 100.00	Baa2	9,397,600
	Guam International Airport Authority, Revenue Bonds, Series 2013C:
745	6.250%, 10/01/34 (AMT)	10/23 at 100.00	BB+	798,387
500	6.125%, 10/01/43 – AGM Insured (AMT)	10/23 at 100.00	A2	549,480
	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
250	5.000%, 7/01/36 (AMT)	7/28 at 100.00	Baa2	293,645
400	5.000%, 7/01/37 (AMT)	7/28 at 100.00	Baa2	468,160
23,890	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/42 (AMT) (UB) (5)	5/26 at 100.00	A+	27,583,155
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT) (UB) (5)	5/28 at 100.00	A+	11,904,300
49

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019F:
$ 10,000	3.000%, 5/15/49 (AMT) (UB) (5)	5/29 at 100.00	A+	$10,240,600
13,800	4.000%, 5/15/49 (AMT) (UB) (5)	5/29 at 100.00	A+	15,357,468
5,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2019B, 4.000%, 7/01/44 (AMT) (UB) (5)	7/29 at 100.00	A-	5,561,250
7,590	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A, 5.000%, 5/01/44 (AMT) (UB) (5)	5/29 at 100.00	A	9,156,424
20,460	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E, 4.000%, 5/01/50 (AMT) (UB) (5)	5/29 at 100.00	A	22,755,408
1,290	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust Series 2015-XF1032, 17.473%, 5/01/44, 144A (IF) (5)	5/24 at 100.00	A	1,917,340
2,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/49	1/25 at 100.00	BBB-	2,222,180
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
2,250	5.000%, 1/15/44	1/25 at 100.00	BBB	2,503,642
1,650	5.000%, 1/15/50	1/25 at 100.00	BBB	1,828,134
50	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa2	39,664
177,272	Total Transportation			191,090,536
	U.S. Guaranteed – 3.4% (7)
2,320	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured (ETM)	No Opt. Call	AA	1,789,230
8,750	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/46 (Pre-refunded 11/15/25) (UB) (5)	11/25 at 100.00	A+	10,555,125
2,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/15/48 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	2,337,380
1,000	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Tender Option Bond Trust 2015-XF1035, 22.341%, 11/15/49 (Pre-refunded 11/25/24) – AGM Insured, 144A (IF) (5)	11/24 at 100.00	AA	1,856,590
1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	A-	1,085,570
1,040	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	1,063,244
1,250	Dana Point, California, Special Tax Bonds, Community Facilities District 2006-1 Series 2014, 5.000%, 9/01/45 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R	1,394,388
990	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)	12/21 at 100.00	A+	1,040,312
8,285	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Election 2010 Series 2014D, 4.000%, 8/01/47 (Pre-refunded 8/01/24) (UB) (5)	8/24 at 100.00	Aa3	9,319,382
50

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
$ 500	5.250%, 7/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2	$557,060
1,000	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2	1,119,920
	Inglewood Public Financing Authority, California, Lease Revenue Bonds, Refunding Series 2012:
2,530	0.000%, 8/01/23 (Pre-refunded 8/01/22)	8/22 at 93.78	A2	2,363,501
1,600	0.000%, 8/01/25 (Pre-refunded 8/01/22)	8/22 at 82.01	A2	1,307,216
1,050	0.000%, 8/01/28 (Pre-refunded 8/01/22)	8/22 at 66.37	A2	694,239
2,430	0.000%, 8/01/33 (Pre-refunded 8/01/22)	8/22 at 45.44	A2	1,100,085
1,650	0.000%, 8/01/35 (Pre-refunded 8/01/22)	8/22 at 38.78	A2	637,511
1,550	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011A, 7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R	1,596,593
330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	340,771
205	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2	227,076
1,250	Stockton Public Financing Authority, California, Water Revenue Bonds, Delta Water Supply Project, Series 2010A, 6.250%, 10/01/40 (Pre-refunded 10/01/23)	10/23 at 100.00	A3	1,443,150
1,300	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	BBB+	1,347,905
500	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33 (Pre-refunded 12/01/21)	12/21 at 100.00	A+	524,985
500	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41 (Pre-refunded 11/01/21)	11/21 at 100.00	A+	518,815
43,030	Total U.S. Guaranteed			44,220,048
	Utilities – 10.8%
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
200	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	Baa3	212,334
5,000	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	Baa3	5,300,750
2,000	Compton, California, Sewer Revenue Bonds, Series 2009, 6.000%, 9/01/39	3/21 at 100.00	N/R	2,004,000
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	Baa2	560,145
25	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/28	No Opt. Call	A-	32,441
700	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B, 1.560%, 11/15/26 (3-Month LIBOR *67% Reference Rate + 1.430% Spread) (8)	No Opt. Call	A-	723,821
51

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A:
$ 7,565	5.000%, 7/01/42 (UB) (5)	1/27 at 100.00	AA-	$9,023,078
25,000	5.000%, 7/01/47 (UB) (5)	1/27 at 100.00	AA-	29,619,750
2,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A, 4.000%, 7/01/47 (UB) (5)	1/27 at 100.00	Aa2	2,250,580
2,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Tender Option Bond Trust 2015-XF2053, 22.113%, 7/01/44, 144A (IF) (5)	7/24 at 100.00	Aa2	3,356,520
50	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.500%, 11/01/39	No Opt. Call	BBB+	79,062
4,980	Pico Rivera Water Authority, California, Revenue Bonds, Refunding Water System Project, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	Baa2	5,843,781
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,000	5.250%, 7/01/24	7/22 at 100.00	CCC	1,052,710
10,100	5.000%, 7/01/33	7/22 at 100.00	CCC	10,599,142
2,800	5.750%, 7/01/37	7/22 at 100.00	CCC	2,966,040
9,000	5.250%, 7/01/42	7/22 at 100.00	CCC	9,474,390
3,000	6.000%, 7/01/47	7/22 at 100.00	CCC	3,187,770
8,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY, 4.050%, 7/01/40 (4)	3/21 at 100.00	D	7,160,000
25	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS, 3.926%, 7/01/30 (4)	3/21 at 100.00	D	22,500
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2010DDD:
1,000	3.957%, 7/01/21 (4)	3/21 at 100.00	D	902,500
1,030	3.844%, 7/01/21 (4)	3/21 at 100.00	D	898,675
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
1,415	3.941%, 7/01/29 (4)	7/22 at 100.00	D	1,273,500
3,385	3.957%, 7/01/42 (4)	7/22 at 100.00	D	3,054,962
2,925	3.961%, 7/01/42 (4)	7/22 at 100.00	D	2,639,812
85	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 3.999%, 7/01/21 (4)	No Opt. Call	N/R	75,225
1,950	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 3.957%, 7/01/32 (4)	3/21 at 100.00	D	1,759,875
1,140	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/34 – NPFG Insured	No Opt. Call	D	1,291,460
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
500	3.978%, 7/01/24 (4)	3/21 at 100.00	D	452,500
3,000	3.998%, 7/01/27 (4)	3/21 at 100.00	D	2,715,000
1,020	3.978%, 7/01/31 (4)	3/21 at 100.00	D	923,100
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
135	3.957%, 7/01/24 (4)	3/21 at 100.00	D	121,838
200	3.941%, 7/01/27 (4)	3/21 at 100.00	D	180,000
52

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
$ 1,445	3.926%, 7/01/25 (4)	3/21 at 100.00	D	$1,300,500
95	3.978%, 7/01/26 (4)	3/21 at 100.00	D	85,975
1,000	3.978%, 7/01/35 (4)	3/21 at 100.00	D	905,000
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ:
165	3.957%, 7/01/21 (4)	3/21 at 100.00	D	148,913
1,695	3.957%, 7/01/22 (4)	3/21 at 100.00	D	1,529,738
275	3.978%, 7/01/25 (4)	3/21 at 100.00	D	248,875
1,000	3.978%, 7/01/26 (4)	3/21 at 100.00	D	905,000
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A:
220	4.143%, 7/01/30 (4)	7/23 at 100.00	D	204,050
4,430	4.102%, 7/01/36 (4)	7/23 at 100.00	D	4,086,675
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
915	3.988%, 7/01/24 (4)	3/21 at 100.00	D	829,219
1,000	5.250%, 7/01/33 (4)	3/21 at 100.00	D	905,000
295	3.999%, 7/01/38 (4)	3/21 at 100.00	D	267,713
2,380	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE, 4.036%, 7/01/30 (4)	3/21 at 100.00	D	2,124,150
2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Series 2010BBB, 3.990%, 7/01/28 (4)	3/21 at 100.00	D	1,715,000
	San Joaquin County, California, Revenue Bonds, CSA County Service Area 31, Refunding Series 2018A:
1,250	5.000%, 8/01/38	8/28 at 100.00	N/R	1,459,375
1,500	5.000%, 8/01/42	8/28 at 100.00	N/R	1,737,555
5,000	South Coast Water District Financing Authority, California, Revenue Bonds, Series 2020A, 2.500%, 2/01/50 (UB) (5)	2/29 at 100.00	AA+	4,857,300
	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A:
1,000	5.000%, 11/01/29	No Opt. Call	BBB+	1,275,950
720	5.000%, 11/01/33	No Opt. Call	BBB+	963,590
5,550	1.607%, 11/01/38 (3-Month LIBOR *67% Reference Rate + 1.470% Spread) (8)	No Opt. Call	BBB+	5,339,877
2,319	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond Anticipation Notes, Series 2020A, 7.500%, 7/01/22, 144A	No Opt. Call	N/R	2,320,382
115	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/22	3/21 at 100.00	Caa3	114,075
136,099	Total Utilities			143,081,173
$ 1,846,010	Total Municipal Bonds (cost $1,609,745,884)			1,721,895,651

53

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Shares	Description (1)	Value
	COMMON STOCKS – 0.2%
	Airlines – 0.2%
94,060	American Airlines Group Inc, (9), (10)	$ 1,969,616
	Total Common Stocks (cost $2,851,418)	1,969,616
	Total Long-Term Investments (cost $1,612,597,302)	1,723,865,267
	Floating Rate Obligations – (28.8)%	(380,512,000)
	Borrowings – (2.1)% (11)	(27,400,000)
	Other Assets Less Liabilities – 0.6% (12)	7,316,912
	Net Assets – 100%	$ 1,323,270,179
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(73)	6/21	$ (9,123,719)	$ (9,049,719)	$ 74,000	$(3,422)
U.S. Treasury 10-Year Note	Short	(579)	6/21	(77,751,954)	(76,844,156)	907,798	(81,422)
Total				$(86,875,673)	$(85,893,875)	$981,798	$(84,844)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(9)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(11)	Borrowings as a percentage of Total Investments is 1.6%.
(12)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
54

Nuveen California Municipal Bond Fund
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.2%
	MUNICIPAL BONDS – 99.2%
	Consumer Staples – 1.1%
$ 370	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49	6/30 at 100.00	BBB+	$422,118
25,520	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47	6/22 at 100.00	N/R	26,478,021
25,890	Total Consumer Staples			26,900,139
	Education and Civic Organizations – 7.3%
5,000	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2015, 5.000%, 4/01/40	4/25 at 100.00	A2	5,623,450
3,915	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	AA-	4,584,113
7,000	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2007, 5.000%, 3/15/39	No Opt. Call	AAA	9,912,910
3,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Refunding Series 2015, 5.000%, 11/01/36	11/25 at 100.00	A2	3,444,060
	California Infrastructure and Economic Development Bank, Revenue Bonds, The Walt Disney Family Museum, Refunding Series 2016:
250	5.000%, 2/01/30	2/26 at 100.00	A+	289,608
250	5.000%, 2/01/31	2/26 at 100.00	A+	288,693
1,500	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A, 6.750%, 8/01/33	8/23 at 100.00	BB	1,655,445
4,250	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A, 5.250%, 8/01/42	8/22 at 100.00	BB	4,345,667
1,125	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	1,214,887
	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
630	6.750%, 10/01/28	3/21 at 100.00	N/R	631,518
1,500	7.000%, 10/01/39	3/21 at 100.00	N/R	1,503,150
320	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 5.750%, 1/01/22, 144A (4)	No Opt. Call	N/R	324,397
1,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.000%, 1/01/35 (4)	1/25 at 100.00	N/R	1,259,432
1,245	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A, 5.250%, 1/01/34	7/24 at 100.00	BBB-	1,346,144
1,040	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2015A, 5.000%, 8/01/40, 144A	8/25 at 100.00	BBB	1,170,770
55

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 500	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016, 5.000%, 8/01/46, 144A	8/25 at 100.00	BBB	$558,350
	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016:
410	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	440,041
500	5.000%, 6/01/51, 144A	6/26 at 100.00	N/R	535,395
375	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.750%, 5/01/37, 144A	5/27 at 100.00	N/R	413,959
285	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2016A, 5.000%, 6/01/36, 144A	6/25 at 100.00	N/R	309,573
500	California School Finance Authority, Charter School Revenue Bonds, Summit Public Schools Obligated Group, Series 2017, 5.000%, 6/01/47, 144A	6/27 at 100.00	Baa3	560,160
750	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BBB	838,162
830	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	BBB	927,342
5,235	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52	7/25 at 101.00	BBB	5,926,753
	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013:
2,000	6.900%, 7/01/43	7/23 at 100.00	BB+	2,205,600
4,040	7.000%, 7/01/48	7/23 at 100.00	BB+	4,459,554
500	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.400%, 3/01/26	3/21 at 100.00	Aa3	501,745
2,650	California State University, Systemwide Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/35	11/25 at 100.00	Aa2	3,138,236
	California State University, Systemwide Revenue Bonds, Series 2019A:
2,375	5.000%, 11/01/49	11/29 at 100.00	Aa2	2,967,420
6,070	5.000%, 11/01/51	11/29 at 100.00	Aa2	7,575,178
	California State University, Systemwide Revenue Bonds, Series 2020C:
7,505	3.000%, 11/01/40	11/30 at 100.00	Aa2	8,005,809
23,205	4.000%, 11/01/45	11/30 at 100.00	Aa2	27,202,989
1,115	San Diego County, California, Limited Revenue Obligations, Sanford Burnham Prebys Medical Discovery Institute, Series 2015A, 5.000%, 11/01/28	11/25 at 100.00	A1	1,328,857
14,740	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	17,960,690
	University of California, General Revenue Bonds, Series 2020BE:
4,600	5.000%, 5/15/41	5/30 at 100.00	AA	5,918,774
5,000	5.000%, 5/15/42	5/30 at 100.00	AA	6,411,000
32,750	4.000%, 5/15/47	5/30 at 100.00	AA	38,317,827
148,235	Total Education and Civic Organizations			174,097,658
	Financials – 0.0%
7	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,Series 2007A Sr. Bond, 0.000%, 8/01/47	No Opt. Call	N/R	1,988
56

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 8.6%
$ 7,780	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	A+	$9,061,444
10,065	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	A+	11,933,467
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A:
1,500	5.000%, 11/15/35	11/27 at 100.00	A+	1,851,030
14,805	5.000%, 11/15/48	11/27 at 100.00	A+	17,522,754
455	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Refunding Series 2015, 5.000%, 11/15/32	11/25 at 100.00	Aa3	540,417
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	11/22 at 100.00	BBB+	1,058,520
	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A:
3,000	5.000%, 8/15/42	8/27 at 100.00	BBB+	3,501,660
3,000	5.000%, 8/15/47	8/27 at 100.00	BBB+	3,486,720
46,160	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A, 4.000%, 4/01/49	4/30 at 100.00	BBB+	52,398,062
3,940	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	AA	4,425,566
830	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA-	910,726
1,825	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA-	2,074,915
6,000	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital - San Diego, Series 2011, 5.000%, 8/15/31	8/21 at 100.00	AA	6,108,360
250	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa2	290,322
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,810	5.250%, 11/01/36	11/26 at 100.00	BBB-	2,080,975
10,310	5.250%, 11/01/47	11/26 at 100.00	BBB-	11,645,764
5,000	5.000%, 11/01/47	11/26 at 100.00	BBB-	5,541,150
2,000	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	BBB-	2,256,940
2,500	California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46	10/26 at 100.00	A-	2,841,350
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
5,295	5.250%, 12/01/34	12/24 at 100.00	BB	5,906,308
6,000	5.250%, 12/01/44	12/24 at 100.00	BB	6,589,440
57

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
$ 2,400	5.000%, 12/01/41, 144A	6/26 at 100.00	BB	$2,689,608
5,000	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	5,565,200
9,250	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	10,354,450
8,400	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A	6/28 at 100.00	BB	9,855,468
	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A:
1,305	5.000%, 3/01/35	3/26 at 100.00	A+	1,523,261
1,000	5.000%, 3/01/45	3/26 at 100.00	A+	1,141,620
5,005	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2018A, 5.000%, 3/01/48	3/28 at 100.00	A+	5,897,191
	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A:
100	5.000%, 8/15/46	8/26 at 100.00	A+	115,030
235	5.000%, 8/15/51	8/26 at 100.00	A+	268,997
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
773	5.750%, 7/01/24 (4)	3/21 at 100.00	N/R	734,631
889	5.750%, 7/01/30 (4)	3/21 at 100.00	N/R	844,648
58	5.750%, 7/01/35 (4)	3/21 at 100.00	N/R	55,009
837	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22 (4)	3/21 at 100.00	N/R	794,963
3,390	Kaweah Delta Health Care District, California, Revenue Bonds, Series 2015B, 5.000%, 6/01/40	6/25 at 100.00	A3	3,771,036
1,335	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.375%, 12/01/25	3/21 at 100.00	B+	1,338,498
4,500	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016, 4.000%, 11/01/39	11/26 at 100.00	BBB	4,770,675
1,630	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017, 5.000%, 1/01/47	1/28 at 100.00	BBB	1,829,153
179,632	Total Health Care			203,575,328
	Housing/Multifamily – 3.5%
12,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	N/R	13,663,320
290	California Community Housing Agency, California, Essential Housing Revenue Bonds, Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A	2/31 at 100.00	N/R	308,302
3,375	California Community Housing Agency, California, Essential Housing Revenue Bonds, Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A	8/29 at 100.00	N/R	3,822,559
21,320	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A	4/29 at 100.00	N/R	24,049,173
11,621	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	BBB+	13,050,047
58

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 1,585	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019-1, 4.250%, 1/15/35	No Opt. Call	BBB+	$1,819,062
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Senior Series 2014A:
170	5.250%, 8/15/39	8/24 at 100.00	A-	186,696
455	5.250%, 8/15/49	8/24 at 100.00	A-	496,218
1,580	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	A-	1,654,134
1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	N/R	1,059,220
3,585	California Statewide Community Development Authority, Multifamily Housing Revenue Senior Bonds, Westgate Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34 – AMBAC Insured (AMT)	3/21 at 100.00	N/R	3,588,908
14,755	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A	1/31 at 100.00	N/R	17,155,196
755	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A	8/31 at 100.00	N/R	817,167
440	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Renaissance at City Center, Series 2020A, 5.000%, 7/01/51, 144A	7/31 at 100.00	N/R	515,099
1,215	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/25	No Opt. Call	N/R	1,327,351
425	San Jose, California, Multifamily Housing Senior Lien Revenue Bonds, Fallen Leaves Apartments, Series 2002J1, 4.950%, 12/01/22 – AMBAC Insured (AMT)	3/21 at 100.00	N/R	425,837
74,571	Total Housing/Multifamily			83,938,289
	Long-Term Care – 0.1%
1,275	California Health Facilities Financing Authority, Revenue Bonds, Northern California Presbyterian Homes & Services Inc, Refunding Series 2015, 5.000%, 7/01/44	7/25 at 100.00	AA	1,453,997
	Tax Obligation/General – 17.3%
1,000	Acalanes Union High School District, Contra Costa County, California, General Obligation Bonds, Refunding Series 2010A, 0.000%, 8/01/26	No Opt. Call	Aa1	943,060
4,475	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Election 2014 Series 2019C, 3.000%, 8/01/42	8/27 at 100.00	AA	4,703,315
4,000	Alum Rock Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Refunding Series 2013A, 6.000%, 8/01/39	8/23 at 100.00	A1	4,471,680
2,585	Anaheim Union High School District, Orange County, California, General Obligation Bonds, 2014 Election Series 2019, 3.000%, 8/01/40	8/27 at 100.00	AAA	2,714,612
8,310	Antelope Valley Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/42	2/27 at 100.00	AA	10,138,615
5,570	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C, 0.000%, 5/01/42 (5)	5/40 at 100.00	Aa3	5,060,011
3,565	California State, General Obligation Bonds, Refunding Various Purpose Series 2016, 5.000%, 9/01/32	9/26 at 100.00	Aa2	4,331,012
1,205	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 8/01/33	8/24 at 100.00	Aa2	1,381,713
59

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 21,830	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/33	2/25 at 100.00	Aa2	$25,397,677
6,725	California State, General Obligation Bonds, Various Purpose Refunding Series 2016, 5.000%, 9/01/34	9/26 at 100.00	Aa2	8,149,960
2,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	Aa2	2,058,920
	California State, General Obligation Bonds, Various Purpose Series 2013:
5,860	5.000%, 2/01/38	2/23 at 100.00	Aa2	6,353,764
1,430	5.000%, 2/01/43	2/23 at 100.00	Aa2	1,547,618
	California State, General Obligation Bonds, Various Purpose Series 2014:
1,940	5.000%, 10/01/37	10/24 at 100.00	Aa2	2,228,439
2,470	5.000%, 5/01/44	5/24 at 100.00	Aa2	2,789,544
	California State, General Obligation Bonds, Various Purpose Series 2015:
3,000	5.000%, 3/01/45	3/25 at 100.00	Aa2	3,472,290
3,000	5.000%, 8/01/45	8/25 at 100.00	Aa2	3,517,350
4,375	California State, General Obligation Bonds, Various Purpose Series 2016, 5.000%, 9/01/46	9/26 at 100.00	Aa2	5,237,312
7,200	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46	8/26 at 100.00	Aa2	8,598,240
18,340	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	Aa2	21,679,897
5,230	California State, General Obligation Bonds, Various Purpose Series 2018 Bid Group A/B, 5.000%, 10/01/48	10/28 at 100.00	Aa2	6,460,096
	California State, General Obligation Bonds, Various Purpose Series 2019:
3,725	5.000%, 4/01/30	4/29 at 100.00	Aa2	4,822,906
6,580	5.000%, 4/01/32	4/29 at 100.00	Aa2	8,438,982
5,000	5.000%, 4/01/33	4/29 at 100.00	Aa2	6,377,250
5,000	5.000%, 4/01/45	4/29 at 100.00	Aa2	6,164,900
	California State, General Obligation Bonds, Various Purpose Series 2020:
5,750	4.000%, 11/01/41	11/25 at 100.00	Aa2	6,493,417
5,895	4.000%, 3/01/50	3/30 at 100.00	Aa2	6,781,372
2,880	Claremont Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2018, 5.000%, 8/01/48	8/28 at 100.00	Aa2	3,508,042
2,500	Coast Community College District, Orange County, California, General Obligation Bonds, Election of 2012, Series 2019F, 3.000%, 8/01/38	2/29 at 100.00	AA+	2,682,200
9,500	Glendale Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Taxable Refunding Series 2020B, 4.000%, 8/01/50	8/29 at 100.00	Aa2	10,897,355
	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A:
320	5.800%, 8/01/22 – NPFG Insured	No Opt. Call	Baa2	344,384
345	5.800%, 8/01/23 – NPFG Insured	No Opt. Call	Baa2	388,815
7,000	Hacienda La Puente Unified School District, Los Angeles County, California, General Obligation Bonds, 2016 Election, Series 2017A, 4.000%, 8/01/47	8/27 at 100.00	AAA	7,873,950
60

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 30	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2009A, 5.500%, 8/01/29	3/21 at 100.00	Aa2	$30,120
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1, 5.000%, 7/01/38	1/28 at 100.00	AA+	6,107,950
12,500	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Measure Q Series 2020C, 4.000%, 7/01/39	7/30 at 100.00	AA+	14,743,375
100	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Refunding Series 2005, 5.250%, 8/01/22 – FGIC Insured	No Opt. Call	Aa2	107,230
10,050	Manhattan Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Measure EE Series 2018A, 4.000%, 9/01/46	9/28 at 100.00	Aa1	11,494,587
	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2018, Series 2019A:
9,300	5.000%, 8/01/44	8/29 at 100.00	Aa1	11,677,917
2,600	4.000%, 8/01/49	8/29 at 100.00	Aa1	2,999,906
4,000	Ontario-Montclair School District, San Bernardino County, California, General Obligation Bonds, Election of 2016, Series 2019B, 4.000%, 8/01/48	8/27 at 100.00	Aa2	4,497,280
2,745	Palomar Community College District, San Diego County, California, General Obligation Bonds, Election 2006 Series 2017D, 4.000%, 8/01/46	8/27 at 100.00	AA	3,089,745
9,440	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/45 (5)	2/33 at 100.00	Aa3	12,220,174
7,000	Pittsburg Unified School District Financing Authority, Contra Costa County, California, General Obligation Bonds, Pittsburg Unified School District Bond Program, Series 2019, 5.000%, 9/01/47 – AGM Insured	9/28 at 100.00	AA	8,514,100
7,345	Pittsburg Unified School District, Contra Costa County, California, General Obligation Bonds, Election of 2014, Series 2018C, 5.000%, 8/01/47	8/26 at 100.00	AAA	8,653,512
5,000	Redwood City School District, San Mateo County, California, General Obligation Bonds, Election 2015 Series 2018, 5.250%, 8/01/44	8/28 at 100.00	AAA	6,202,950
1,935	San Benito High School District, San Benito and Santa Clara Counties, California, General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/42	8/27 at 100.00	Aa3	2,375,232
5,000	San Bernardino Community College District, California, General Obligation Bonds, Election 2018 Series 2019A, 4.000%, 8/01/49	8/27 at 100.00	Aa1	5,701,100
2,000	San Diego Community College District, San Diego County, California, General Obligation Bonds, Refunding Series 2016, 5.000%, 8/01/41	8/26 at 100.00	AAA	2,407,000
12,695	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2017A-1, 5.000%, 8/01/47	8/27 at 100.00	AAA	15,357,776
6,000	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2020C-1, 3.000%, 8/01/50	8/29 at 100.00	AAA	6,256,560
	San Jose, California, General Obligation Bonds, Disaster Preparedness, Public Safety & Infrastructure, Series 2019A-1:
10,000	5.000%, 9/01/45	3/29 at 100.00	AA+	12,402,900
15,820	5.000%, 9/01/47	3/29 at 100.00	AA+	19,585,793
15,400	5.000%, 9/01/49	3/29 at 100.00	AA+	19,035,170
1,535	San Leandro Unified School District, Alameda County, California, General Obligation Bonds, Election 2006 Series 2010C, 0.000%, 8/01/39 – AGC Insured (5)	8/28 at 100.00	AA	1,476,424
61

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 10,280	San Mateo County Community College District, California, General Obligation Bonds, Election 2014 Series 2018B, 5.000%, 9/01/45	9/28 at 100.00	AAA	$12,646,250
5,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, 2016 Election Series 2018A, 5.000%, 8/01/43	8/28 at 100.00	AA+	6,103,650
1,740	Sonoma County Junior College District, California, General Obligation Bonds, Election 2014 Series 2019B, 3.000%, 8/01/41	8/29 at 100.00	AA	1,846,036
2,345	Temecula Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2012 Series 2018C, 5.250%, 8/01/44	2/26 at 100.00	Aa3	2,791,066
2,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 5.750%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	2,487,960
645	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A, 5.500%, 8/01/40	8/24 at 100.00	A1	718,027
1,100	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/24	No Opt. Call	AA-	1,299,210
5,100	Whittier City School District, Los Angeles County, California, General Obligation Bonds, 2012 Election Series 2018C, 5.250%, 8/01/46	8/27 at 100.00	Aa3	6,237,351
3,500	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (5)	No Opt. Call	Aa2	3,394,545
1,700	Yosemite Community College District, California, General Obligation Bonds, Refunding Series 2015, 5.000%, 8/01/32	8/25 at 100.00	Aa2	1,997,177
347,510	Total Tax Obligation/General			410,466,771
	Tax Obligation/Limited – 14.8%
995	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	1,122,440
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	3/21 at 100.00	N/R	1,664,897
1,910	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	3/21 at 100.00	AA	1,916,093
2,725	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	AA+	1,829,265
	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California State Teachers Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified Series 2019:
1,800	5.000%, 8/01/33	8/29 at 100.00	AA	2,280,924
650	5.000%, 8/01/34	8/29 at 100.00	AA	820,878
2,395	5.000%, 8/01/36	8/29 at 100.00	AA	3,005,030
1,100	5.000%, 8/01/37	8/29 at 100.00	AA	1,375,671
2,500	5.000%, 8/01/44	8/29 at 100.00	AA	3,068,900
1,960	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	3/21 at 100.00	AA+	1,967,115
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	Aa3	2,286,140
62

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B:
$ 5,120	5.000%, 10/01/32	10/24 at 100.00	Aa3	$5,900,851
2,600	5.000%, 10/01/33	10/24 at 100.00	Aa3	2,993,536
3,820	5.000%, 10/01/34	10/24 at 100.00	Aa3	4,395,254
2,000	5.000%, 10/01/39	10/24 at 100.00	Aa3	2,292,000
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/30	3/23 at 100.00	Aa3	1,090,080
5,810	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2019C, 5.000%, 11/01/37	11/29 at 100.00	Aa3	7,380,792
720	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	717,847
	Chula Vista Municipal Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2013:
1,915	5.500%, 9/01/27	9/23 at 100.00	AA-	2,143,364
2,165	5.500%, 9/01/29	9/23 at 100.00	AA-	2,412,221
1,520	5.500%, 9/01/30	9/23 at 100.00	AA-	1,689,678
660	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	3/21 at 100.00	N/R	661,973
1,425	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.000%, 8/01/25	3/21 at 100.00	N/R	1,429,360
3,200	Dublin, California, Special Tax Bonds, Community Facilities District 2015-1 Improvement Area 2 Dublin Crossing, Series 2019, 5.000%, 9/01/39	9/26 at 103.00	N/R	3,678,400
1,500	Elk Grove Financing Authority, California, Special Tax Revenue Bonds, Series 2015, 5.000%, 9/01/38 – BAM Insured	9/25 at 100.00	AA	1,733,505
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A:
38,300	5.000%, 6/01/40	6/25 at 100.00	Aa3	43,825,541
22,330	5.000%, 6/01/45	6/25 at 100.00	Aa3	25,532,569
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
7,500	5.000%, 11/15/28	11/25 at 100.00	BB	8,548,800
6,375	5.000%, 11/15/29	11/25 at 100.00	BB	7,227,720
3,725	5.000%, 11/15/39	11/25 at 100.00	BB	4,129,796
1,660	Highland, California, Special Tax Bonds, Communitiy Facilities District 01-1, Refunding, Series 2011, 5.500%, 9/01/28	9/21 at 100.00	A	1,702,181
1,000	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 5.375%, 9/01/33	9/23 at 100.00	N/R	1,090,020
1,090	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 15-2, Series 2015, 5.000%, 9/02/42	9/25 at 100.00	N/R	1,234,229
	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014:
500	5.000%, 9/01/39	9/24 at 100.00	N/R	557,825
750	5.000%, 9/01/44	9/24 at 100.00	N/R	831,907
63

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,330	Irwindale Community Redevelopment Agency, California, Tax Allocation Bonds, City Industrial Development Project, Refunding Series 2006, 5.250%, 7/15/21 – AGM Insured	No Opt. Call	AA	$1,353,581
3,260	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 33 Eastvale Area, Series 2014, 5.000%, 9/01/43	9/24 at 100.00	N/R	3,568,168
150	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A, 5.000%, 9/01/23	No Opt. Call	A+	166,416
790	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/40	9/24 at 100.00	N/R	867,088
1,620	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,813,088
	Lammersville Joint Unified School District, California, Special Tax Bonds, Community Facilities District 2007-1 Mountain House - Shea Homes Improvement Area 1, Series 2013:
1,000	6.000%, 9/01/38	9/23 at 100.00	N/R	1,092,280
1,750	6.000%, 9/01/43	9/23 at 100.00	N/R	1,909,915
1,440	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Area Sheriff's Facilities Projects, Refunding Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	3/21 at 100.00	AA	1,444,810
1,120	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Fire Protection Facilities Project, Refunding Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	3/21 at 100.00	AA	1,123,741
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	1,120,610
1,800	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Refunding Junior Subordinate Green Series 2020A, 4.000%, 6/01/35	6/30 at 100.00	AA	2,182,860
1,875	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/36	6/26 at 100.00	AAA	2,251,519
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A:
15,075	5.000%, 7/01/39	7/27 at 100.00	AAA	18,441,097
5,075	5.000%, 7/01/42	7/27 at 100.00	AAA	6,170,642
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2019E-1:
8,000	5.000%, 12/01/44	12/29 at 100.00	AA+	10,021,280
3,495	5.000%, 12/01/49	12/29 at 100.00	AA+	4,354,945
	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A:
435	5.000%, 9/01/23	No Opt. Call	N/R	476,116
760	5.000%, 9/01/33 – BAM Insured	9/25 at 100.00	AA	872,807
1,600	5.000%, 9/01/35 – BAM Insured	9/25 at 100.00	AA	1,830,864
115	5.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA	131,377
1,455	Modesto, California, Speical Tax Bonds, Community Faclities District 2004-1 Village One 2, Refunding Series 2014, 5.000%, 9/01/28	9/24 at 100.00	BBB+	1,653,229
64

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 595	ndio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	$671,208
	Oakland Redevelopment Successor Agency, California, Tax Allocation Bonds, Refunding Subordinated Series 2015-TE:
3,250	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	3,791,060
3,215	5.000%, 9/01/36 – AGM Insured	9/25 at 100.00	AA	3,742,549
255	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A, 5.250%, 8/15/45	8/25 at 100.00	N/R	286,957
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
2,645	5.250%, 9/01/30	9/23 at 100.00	N/R	2,883,473
2,365	5.750%, 9/01/39	9/23 at 100.00	N/R	2,574,704
395	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	431,221
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
6,940	0.000%, 7/01/33	7/28 at 86.06	N/R	4,934,548
71,915	0.000%, 7/01/46	7/28 at 41.38	N/R	22,109,548
22,681	5.000%, 7/01/58	7/28 at 100.00	N/R	25,120,115
	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014:
1,600	5.000%, 9/01/30	9/24 at 100.00	AA+	1,817,344
2,800	5.000%, 9/01/31	9/24 at 100.00	AA+	3,177,328
2,400	5.000%, 9/01/32	9/24 at 100.00	AA+	2,717,616
410	Rancho Cucamonga, California, Limited Obligation Improvement Bonds, Masi Plaza Assessment District 93-1, Series 1997, 6.250%, 9/02/22	9/21 at 100.00	N/R	419,004
100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	103,665
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015:
1,000	5.000%, 9/01/28	9/25 at 100.00	N/R	1,159,030
1,000	5.000%, 9/01/29	9/25 at 100.00	N/R	1,153,650
1,000	5.000%, 9/01/30	9/25 at 100.00	N/R	1,144,390
6,960	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment District 2 Bonds, Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	AA	8,306,203
	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment District 2 Bonds, Series 2020:
2,445	4.000%, 10/01/39	10/30 at 100.00	AA	2,860,161
2,000	4.000%, 10/01/47	10/30 at 100.00	AA	2,294,120
200	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	224,020
5,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	AAA	5,899,750
65

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,000	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2019A, 3.000%, 7/01/44	7/27 at 100.00	AA+	$2,079,760
410	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	436,342
1,955	San Francisco City and County Redevelopment Agency, California, Hotel Occupancy Tax Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/25 – AGM Insured	6/21 at 100.00	AA	1,976,251
4,000	San Francisco City and County, California, Certificates of Participation, 49 South Van Ness Avenue Project, Green Series 2019A, 4.000%, 4/01/35	4/27 at 100.00	AA+	4,554,920
180	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	180,850
2,235	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99-02, Series 2018A, 5.000%, 9/01/43	9/25 at 103.00	N/R	2,486,616
105	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.125%, 9/01/37, 144A	9/27 at 100.00	N/R	114,256
3,120	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series 2020A, 5.000%, 10/01/45	4/30 at 100.00	A-	3,804,934
	Tustin, California, Special Tax Bonds, Community Facilities District 06-1 Tustin Legacy/Columbus Villages, Refunding Series 2015A:
1,000	5.000%, 9/01/34	9/25 at 100.00	A-	1,165,660
1,715	5.000%, 9/01/35	9/25 at 100.00	A-	1,995,608
395	5.000%, 9/01/37	9/25 at 100.00	A-	457,651
	Tustin, California,Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A:
50	5.000%, 9/01/40	9/25 at 100.00	N/R	56,279
100	5.000%, 9/01/45	9/25 at 100.00	N/R	111,813
25	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	3/21 at 100.00	Baa2	25,489
	Vista Community Development Commission Taxable Non-Housing Tax Allocation Revenue Bonds, California, Vista Redevelopment Project, Series 2011:
7,600	6.000%, 9/01/33	9/21 at 100.00	AA-	7,775,332
7,920	6.125%, 9/01/37	9/21 at 100.00	AA-	8,105,090
363,501	Total Tax Obligation/Limited			350,531,750
	Transportation – 13.8%
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
2,000	5.000%, 10/01/34	10/26 at 100.00	BBB+	2,358,380
2,570	5.000%, 10/01/37	10/26 at 100.00	BBB+	3,006,797
50	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2016A, 5.000%, 10/01/25	No Opt. Call	BBB+	59,493
8,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2019S-H, 5.000%, 4/01/44	4/29 at 100.00	AA-	9,844,160
66

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
$ 6,750	5.000%, 12/31/43 (AMT)	6/28 at 100.00	BBB-	$7,967,970
8,595	4.000%, 12/31/47 (AMT)	6/28 at 100.00	A2	9,397,000
4,075	5.000%, 12/31/47 (AMT)	6/28 at 100.00	BBB-	4,784,987
2,120	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)	No Opt. Call	B+	2,376,859
	Long Beach, California, Harbor Revenue Bonds, Series 2015D:
1,000	5.000%, 5/15/33	5/25 at 100.00	AA	1,144,570
2,785	5.000%, 5/15/34	5/25 at 100.00	AA	3,181,194
5,120	Long Beach, California, Harbor Revenue Bonds, Series 2019A, 5.000%, 5/15/44	5/29 at 100.00	Aa2	6,171,955
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Private Activity/AMT Subordinate Series 2019A:
1,700	5.000%, 5/15/36 (AMT)	5/29 at 100.00	Aa3	2,095,182
4,800	5.000%, 5/15/37 (AMT)	5/29 at 100.00	Aa3	5,896,080
1,325	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Senior Lien Series 2018B, 5.000%, 5/15/32 (AMT)	5/28 at 100.00	Aa2	1,646,379
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015A, 4.750%, 5/15/40 (AMT)	5/25 at 100.00	Aa2	11,360,100
3,135	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D, 5.000%, 5/15/35 (AMT)	5/25 at 100.00	Aa2	3,619,608
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015E:
250	5.000%, 5/15/32	5/25 at 100.00	Aa2	291,440
600	5.000%, 5/15/33	5/25 at 100.00	Aa2	697,842
1,305	5.000%, 5/15/35	5/25 at 100.00	Aa2	1,514,883
355	5.000%, 5/15/41	5/25 at 100.00	Aa2	409,088
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2020C, 5.000%, 5/15/40 (AMT)	5/30 at 100.00	Aa2	12,547,900
2,255	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016B, 5.000%, 5/15/46 (AMT)	5/26 at 100.00	Aa3	2,595,302
15,650	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2017A, 5.000%, 5/15/47 (AMT)	5/27 at 100.00	Aa3	18,275,444
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018A:
10,800	5.000%, 5/15/44 (AMT)	5/28 at 100.00	Aa3	12,856,644
6,995	5.250%, 5/15/48 (AMT)	5/28 at 100.00	Aa3	8,446,603
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C:
1,935	5.000%, 5/15/36 (AMT)	11/27 at 100.00	Aa3	2,334,771
1,800	5.000%, 5/15/38 (AMT)	11/27 at 100.00	Aa3	2,160,702
12,665	5.000%, 5/15/44 (AMT)	11/27 at 100.00	Aa3	15,007,898
67

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019D:
$ 3,585	5.000%, 5/15/32 (AMT)	11/28 at 100.00	Aa3	$4,458,449
1,025	5.000%, 5/15/34 (AMT)	11/28 at 100.00	Aa3	1,265,352
2,000	5.000%, 5/15/35 (AMT)	11/28 at 100.00	Aa3	2,462,760
2,500	5.000%, 5/15/36 (AMT)	11/28 at 100.00	Aa3	3,068,350
2,765	5.000%, 5/15/39 (AMT)	11/28 at 100.00	Aa3	3,365,669
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019F:
5,675	5.000%, 5/15/34 (AMT)	5/29 at 100.00	Aa3	7,037,170
5,000	5.000%, 5/15/36 (AMT)	5/29 at 100.00	Aa3	6,162,300
	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A:
3,500	5.750%, 6/01/44	6/23 at 100.00	A	3,816,400
8,250	5.750%, 6/01/48	6/23 at 100.00	A	8,993,408
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2019A:
4,500	5.000%, 7/01/44	7/29 at 100.00	A+	5,489,100
3,500	5.000%, 7/01/49	7/29 at 100.00	A+	4,244,205
5,340	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2019B, 5.000%, 7/01/49 (AMT)	7/29 at 100.00	A+	6,367,843
2,300	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47	5/27 at 100.00	A1	2,723,016
6,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	A1	7,624,240
13,070	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)	5/26 at 100.00	A1	15,105,391
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A:
10,000	5.250%, 5/01/42 (AMT)	5/27 at 100.00	A1	11,967,600
10,955	5.000%, 5/01/47 (AMT)	5/27 at 100.00	A+	12,823,594
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D:
5,000	5.250%, 5/01/48 (AMT)	5/28 at 100.00	A1	6,025,250
5,000	5.000%, 5/01/48 (AMT)	5/28 at 100.00	A1	5,924,450
5,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018E, 5.000%, 5/01/48	5/28 at 100.00	A1	5,983,000
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A:
12,500	5.000%, 5/01/44 (AMT)	5/29 at 100.00	A1	15,079,750
10,000	5.000%, 5/01/49 (AMT)	5/29 at 100.00	A1	11,990,300
9,300	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E, 5.000%, 5/01/50 (AMT)	5/29 at 100.00	A1	11,140,935
68

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B:
$ 4,000	5.250%, 1/15/44	1/25 at 100.00	BBB+	$4,459,520
6,000	5.250%, 1/15/49	1/25 at 100.00	BBB+	6,666,540
275,900	Total Transportation			326,293,823
	U.S. Guaranteed – 4.4% (6)
1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17B, Series 2011A, 6.125%, 9/01/31 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	1,029,330
2,665	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2011A, 0.000%, 8/01/34 (Pre-refunded 8/01/21)	8/21 at 36.61	AA-	974,750
2,430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43 (Pre-refunded 8/15/25)	8/25 at 100.00	A+	2,906,183
5,360	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46 (Pre-refunded 11/15/26)	11/26 at 100.00	N/R	6,642,862
10,845	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41 (Pre-refunded 11/15/25)	11/25 at 100.00	A+	13,082,324
	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2012D:
3,000	5.000%, 9/01/33 (Pre-refunded 9/01/22)	9/22 at 100.00	A+	3,219,870
4,000	5.000%, 9/01/34 (Pre-refunded 9/01/22)	9/22 at 100.00	A+	4,293,160
2,000	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2011A, 6.000%, 6/01/33 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R	2,028,540
1,700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	1,737,995
500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 6.800%, 8/01/39 (Pre-refunded 8/01/27) – AGM Insured	8/27 at 100.00	AA	684,940
1,060	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)	12/21 at 100.00	A+	1,113,869
	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2012:
11,200	0.000%, 8/01/40 (Pre-refunded 8/01/22)	8/22 at 36.36	Aa3	4,062,800
19,700	0.000%, 8/01/41 (Pre-refunded 8/01/22)	8/22 at 34.18	Aa3	6,718,291
3,780	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43 (Pre-refunded 1/15/24)	1/24 at 100.00	BBB+	4,381,738
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
8,335	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A-	9,634,510
8,415	6.000%, 1/15/53 (Pre-refunded 1/15/24)	1/24 at 100.00	A-	9,776,463
1,310	Guam International Airport Authority, Revenue Bonds, Series 2013C, 5.000%, 10/01/21 (AMT) (ETM)	No Opt. Call	Baa2	1,343,968
69

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
$ 625	6.500%, 8/01/24 (Pre-refunded 8/01/21)	8/21 at 100.00	A	$641,444
3,455	7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A	3,553,087
10,000	Newport-Mesa Unified School District, Orange County, California, General Obligation Bonds, Election of 2005, Series 2011, 0.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 24.49	Aaa	2,447,300
4,000	Pittsburg Unified School District Financing Authority, Contra Costa County, California, General Obligation Bonds, Pittsburg Unified School District Bond Program, Series 2011, 0.000%, 9/01/38 (Pre-refunded 9/01/21) – AGM Insured	9/21 at 27.77	AA	1,110,000
1,045	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A-	1,073,811
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Series 2013, 5.500%, 9/01/39 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R	1,259,136
6,470	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2013A, 5.250%, 6/01/39 (Pre-refunded 6/01/23)	6/23 at 100.00	AA+	7,203,763
3,125	Rosemead School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2013B, 5.850%, 8/01/43 (Pre-refunded 8/01/23) – AGM Insured	8/23 at 100.00	AA	3,545,875
2,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2009-1, 6.000%, 7/01/33 (Pre-refunded 7/01/24)	7/24 at 100.00	Aa2	2,373,100
1,000	San Lorenzo Unified School District, Alameda County, California, General Obligation Bonds, Election of 2008 Series 2011B, 6.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	A+	1,024,110
500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R	513,585
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project, Series 2011A, 6.500%, 12/01/28 (Pre-refunded 6/01/21)	6/21 at 100.00	A+	1,061,177
240	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.375%, 12/01/23 (Pre-refunded 12/01/21)	12/21 at 100.00	A+	251,114
1,395	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2007 Measure S, Series 2014C, 5.000%, 8/01/39 (Pre-refunded 8/01/24)	8/24 at 100.00	Aa1	1,616,484
1,540	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/45 (Pre-refunded 11/01/21)	11/21 at 100.00	A+	1,597,950
320	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	329,965
125,175	Total U.S. Guaranteed			103,233,494
	Utilities – 28.3%
3,460	California Department of Water Resources, Central Valley Project Water System Revenue Bonds, Series 2020BB, 5.000%, 12/01/34	12/30 at 100.00	AAA	4,638,303
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
8,500	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	BBB	9,024,195
21,560	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	22,856,834
70

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 3,565	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	BBB	$4,242,600
2,750	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Refunding Series 2006D, 2.625%, 11/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A-	2,905,485
10,725	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 2.625%, 11/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A-	11,331,391
225	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	3/21 at 100.00	AA	225,846
405	Compton, California, Sewer Revenue Bonds, Refunding Series 1998, 5.375%, 9/01/23 – NPFG Insured	3/21 at 100.00	Baa2	406,665
9,315	Contra Costa Water District, Contra Costa County, California, Water Revenue Bonds, Refunding Series 2019V, 5.000%, 10/01/49	10/29 at 100.00	AA+	11,660,983
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2017A:
8,750	5.000%, 6/01/42	6/27 at 100.00	AAA	10,651,812
8,300	5.000%, 6/01/45	6/27 at 100.00	AAA	10,047,399
15,265	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2019A, 5.000%, 6/01/44	6/29 at 100.00	AAA	19,199,096
5,695	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/37	6/25 at 100.00	AAA	6,668,389
1,500	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2015B, 5.000%, 7/01/40	7/25 at 100.00	AA+	1,752,375
6,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch Water District Series 2016, 5.000%, 3/01/41	9/26 at 100.00	AAA	7,210,860
4,000	Livermore Valley Water Financing Authority, California, Water Revenue Bonds, Series 2018A, 5.000%, 7/01/47	7/27 at 100.00	AA+	4,756,920
1,985	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014D, 5.000%, 7/01/44	7/24 at 100.00	Aa2	2,250,831
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016A:
3,300	5.000%, 7/01/40	1/26 at 100.00	Aa2	3,866,709
6,445	5.000%, 7/01/46	1/26 at 100.00	Aa2	7,486,190
4,165	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B, 5.000%, 7/01/37	1/26 at 100.00	Aa2	4,901,622
29,905	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/42	1/27 at 100.00	Aa2	35,668,890
40,800	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017C, 5.000%, 7/01/47	7/27 at 100.00	Aa2	48,952,656
7,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018A, 5.000%, 7/01/38	1/28 at 100.00	Aa2	8,540,980
15,435	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018D, 5.000%, 7/01/38	7/28 at 100.00	Aa2	19,067,473
71

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A:
$ 8,000	5.000%, 7/01/45	1/29 at 100.00	Aa2	$9,801,200
5,000	5.250%, 7/01/49	1/29 at 100.00	Aa2	6,216,100
9,555	5.000%, 7/01/49	1/29 at 100.00	Aa2	11,667,037
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019C, 5.000%, 7/01/49	7/29 at 100.00	AA-	6,170,250
10,030	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B, 5.000%, 7/01/40	7/30 at 100.00	Aa2	12,730,577
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Refunding Series 2016B:
3,460	5.000%, 7/01/33	1/26 at 100.00	AA+	4,109,511
4,955	5.000%, 7/01/35	1/26 at 100.00	AA+	5,864,589
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:
10,545	5.000%, 7/01/44	1/27 at 100.00	AA+	12,559,728
5,000	5.250%, 7/01/44	1/27 at 100.00	AA+	6,040,200
3,445	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018B, 5.000%, 7/01/48	7/28 at 100.00	AA+	4,191,256
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020A:
4,750	5.000%, 7/01/41	7/30 at 100.00	Aa2	6,027,512
14,055	5.000%, 7/01/50	7/30 at 100.00	Aa2	17,730,523
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020C:
11,000	5.000%, 7/01/37	7/30 at 100.00	Aa2	14,134,670
17,530	5.000%, 7/01/40	7/30 at 100.00	Aa2	22,318,845
9,990	5.000%, 7/01/41	7/30 at 100.00	Aa2	12,676,810
10,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C, 5.000%, 6/01/45	6/25 at 100.00	AA+	11,506,000
	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A:
10,000	5.000%, 6/01/43	6/28 at 100.00	AA	12,356,100
1,300	5.000%, 6/01/48	6/28 at 100.00	AA	1,595,555
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A:
5,000	5.000%, 6/01/31	6/25 at 100.00	AA+	5,882,050
5,000	5.000%, 6/01/32	6/25 at 100.00	AA+	5,870,600
2,600	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A, 5.000%, 6/01/35	6/23 at 100.00	AA	2,849,340
72

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2020C:
$ 2,600	5.000%, 7/01/38	7/30 at 100.00	AAA	$3,409,016
7,000	5.000%, 7/01/39	7/30 at 100.00	AAA	9,152,360
16,505	5.000%, 7/01/40	7/30 at 100.00	AAA	21,524,996
	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2020A:
4,550	5.000%, 10/01/45	10/29 at 100.00	AAA	5,799,749
24,365	5.000%, 10/01/49	10/29 at 100.00	AAA	31,011,528
	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2021A:
10,500	5.000%, 10/01/46	4/31 at 100.00	AAA	13,671,525
11,620	5.000%, 10/01/51	4/31 at 100.00	AAA	15,079,390
5,000	Moulton Niguel Water District, California, Certificates of Participation, Series 2019, 3.000%, 9/01/44	3/29 at 100.00	AAA	5,278,300
500	Northern California Energy Authority, California, Commodity Supply Revenue Bonds, Series 2018A, 4.000%, 7/01/49 (Mandatory Put 7/01/24)	No Opt. Call	A2	550,535
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
2,760	4.250%, 7/01/25	7/22 at 100.00	CCC	2,869,103
740	5.500%, 7/01/28	7/22 at 100.00	CCC	781,440
2,745	5.750%, 7/01/37	7/22 at 100.00	CCC	2,907,779
6,000	5.250%, 7/01/42	7/22 at 100.00	CCC	6,316,260
2,250	6.000%, 7/01/47	7/22 at 100.00	CCC	2,390,828
5,645	Riverside, California, Electric Revenue Bonds, Refunding Series 2019A, 5.000%, 10/01/48	4/29 at 100.00	AA-	6,996,752
16,520	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2020A, 5.000%, 12/01/45	12/30 at 100.00	AA	21,160,138
2,785	Sacremento Municipal Utility District, California, Electric Revenue Bonds, Series 2020H, 5.000%, 8/15/50	8/30 at 100.00	AA	3,535,697
6,750	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 5/15/39	5/26 at 100.00	AA+	8,065,980
	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B:
7,330	5.000%, 8/01/32	8/26 at 100.00	Aa3	8,898,986
12,735	5.000%, 8/01/39	8/26 at 100.00	Aa3	15,200,878
	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, WSIP Green Series 2020A:
6,640	5.000%, 11/01/45	11/30 at 100.00	Aa2	8,504,910
5,020	5.000%, 11/01/50	11/30 at 100.00	Aa2	6,415,460
2,555	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding Series 2020A, 5.000%, 6/01/50	6/30 at 100.00	Aa1	3,212,861
	Upper Santa Clara Valley Joint Powers Authority, California, Revenue Bonds, Series 2020A:
3,000	4.000%, 8/01/45	8/25 at 100.00	AA	3,315,930
6,985	4.000%, 8/01/50	8/25 at 100.00	AA	7,701,382
73

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Western Municipal Water District Facilities Authority, California, Water Revenue Bonds, Series 2020A:
$ 2,900	5.000%, 10/01/39	10/30 at 100.00	AA+	$3,769,623
2,500	5.000%, 10/01/40	10/30 at 100.00	AA+	3,240,575
553,765	Total Utilities			671,374,938
$ 2,095,461	Total Long-Term Investments (cost $2,211,624,857)			2,351,868,175
	Other Assets Less Liabilities – 0.8%			19,583,269
	Net Assets – 100%			$ 2,371,451,444
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.
74

Statement of Assets and Liabilities
February 28, 2021
	California High Yield	California
Assets
Long-term investments, at value (cost $1,612,597,302 and $2,211,624,857, respectively)	$1,723,865,267	$2,351,868,175
Cash collateral at brokers for investments in futures contracts(1)	790,604	—
Receivable for:
Interest	21,559,500	25,631,133
Investments sold	1,563,650	57,833,482
Shares sold	3,740,701	8,175,489
Other assets	116,678	164,251
Total assets	1,751,636,400	2,443,672,530
Liabilities
Borrowings	27,400,000	—
Cash overdraft	6,279,979	231,601
Floating rate obligations	380,512,000	—
Payable for:
Dividends	628,536	1,133,678
Interest	400,200	—
Investments purchased - regular settlement	—	62,424,865
Investments purchased - when-issued/delayed-delivery settlement	4,837,947	—
Shares redeemed	6,984,074	6,467,038
Variation margin on futures contracts	84,844	—
Accrued expenses:
Management fees	559,588	852,155
Trustees fees	64,748	173,813
12b-1 distribution and service fees	161,666	204,046
Other	452,639	733,890
Total liabilities	428,366,221	72,221,086
Net assets	$1,323,270,179	$2,371,451,444

See accompanying notes to financial statements.
75

Statement of Assets and Liabilities (continued)
	California High Yield	California
Class A Shares
Net assets	$ 635,386,531	$ 921,120,418
Shares outstanding	62,467,475	80,134,878
Net asset value ("NAV") per share	$ 10.17	$ 11.49
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 10.62	$ 11.99
Class C Shares
Net assets	$ 71,001,931	$ 70,692,522
Shares outstanding	6,985,155	6,175,409
NAV and offering price per share	$ 10.16	$ 11.45
Class C2 Shares
Net assets	$ 8,889,694	$ 8,925,931
Shares outstanding	875,344	777,973
NAV and offering price per share	$ 10.16	$ 11.47
Class I Shares
Net assets	$ 607,992,023	$1,370,712,573
Shares outstanding	59,803,533	119,103,616
NAV and offering price per share	$ 10.17	$ 11.51
Fund level net assets consist of:
Capital paid-in	$1,253,030,528	$2,268,332,792
Total distributable earnings	70,239,651	103,118,652
Fund level net assets	$1,323,270,179	$2,371,451,444
Authorized shares - per class	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.
76

Statement of Operations
Year Ended February 28, 2021
	California High Yield	California
Investment Income
Interest	64,539,943	68,519,154
Securities lending income	1,299	—
Total investment income	64,541,242	68,519,154
Expenses
Management fees	6,663,185	9,882,213
12b-1 service fees - Class A Shares	1,180,305	1,579,973
12b-1 distribution and service fees - Class C Shares	725,869	748,502
12b-1 distribution and service fees - Class C2 Shares	95,666	101,187
Shareholder servicing agent fees	471,974	675,775
Interest expense	3,686,983	48,997
Custodian fees	162,028	183,765
Professional fees	131,004	117,471
Trustees fees	35,113	59,166
Shareholder reporting expenses	71,844	106,634
Federal and state registration fees	41,932	54,144
Other	24,312	23,936
Total expenses	13,290,215	13,581,763
Net investment income (loss)	51,251,027	54,937,391
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(17,190,882)	(18,892,585)
Futures contracts	(4,894,971)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(58,263,762)	(40,827,605)
Futures contracts	3,096,323	—
Net realized and unrealized gain (loss)	(77,253,292)	(59,720,190)
Net increase (decrease) in net assets from operations	$(26,002,265)	$ (4,782,799)
See accompanying notes to financial statements.
77

Statement of Changes in Net Assets
	California High Yield		California
	Year Ended 2/28/21	Year Ended 2/29/20	Year Ended 2/28/21	Year Ended 2/29/20
Operations
Net investment income (loss)	$ 51,251,027	$ 43,004,427	$ 54,937,391	$ 49,074,462
Net realized gain (loss) from:
Investments	(17,190,882)	1,291,584	(18,892,585)	4,681,434
Futures contracts	(4,894,971)	(10,108,819)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(58,263,762)	140,382,572	(40,827,605)	123,130,033
Futures contracts	3,096,323	(2,728,926)	—	—
Net increase (decrease) in net assets from operations	(26,002,265)	171,840,838	(4,782,799)	176,885,929
Distributions to Shareholders
Dividends:
Class A Shares	(22,367,357)	(19,472,937)	(19,373,593)	(18,168,854)
Class C Shares	(2,174,557)	(2,224,399)	(1,256,046)	(1,588,562)
Class C2 Shares	(415,015)	(754,291)	(259,763)	(529,181)
Class I Shares	(23,539,249)	(20,931,045)	(32,804,442)	(30,640,954)
Decrease in net assets from distributions to shareholders	(48,496,178)	(43,382,672)	(53,693,844)	(50,927,551)
Fund Share Transactions
Proceeds from sale of shares	523,465,180	616,681,751	870,568,388	665,573,340
Proceeds from shares issued to shareholders due to reinvestment of distributions	41,356,947	36,761,135	41,370,164	39,159,347
	564,822,127	653,442,886	911,938,552	704,732,687
Cost of shares redeemed	(628,020,930)	(248,916,902)	(471,400,253)	(259,262,598)
Net increase (decrease) in net assets from Fund share transactions	(63,198,803)	404,525,984	440,538,299	445,470,089
Net increase (decrease) in net assets	(137,697,246)	532,984,150	382,061,656	571,428,467
Net assets at the beginning of period	1,460,967,425	927,983,275	1,989,389,788	1,417,961,321
Net assets at the end of period	$1,323,270,179	$1,460,967,425	$2,371,451,444	$1,989,389,788
See accompanying notes to financial statements.
78

Statement of Cash Flows
Year Ended February 28, 2021
California High Yield
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$ (26,002,265)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(374,185,924)
Proceeds from sales and maturities of investments	374,849,873
Proceeds from (Purchases of) short-term investments, net	5,500,000
Amortization (Accretion) of premiums and discounts, net	194,874
(Increase) Decrease in:
Receivable for interest	(2,495,767)
Receivable for investments sold	20,702,760
Other assets	(53,602)
Increase (Decrease) in:
Payable for interest	(559,899)
Payable for investments purchased – when-issued/delayed-delivery settlement	(12,166,377)
Payable for variation margin on futures contracts	(1,348,750)
Accrued management fees	(24,017)
Accrued professional fees	(37,873)
Accrued Trustees fees	20,623
Accrued 12b-1 distribution and service fees	(18,157)
Accrued other expenses	139,409
Net realized (gain) loss from:
Investments	17,190,882
Paydowns	(219,059)
Change in net unrealized (appreciation) depreciation of investments	58,263,762
Net cash provided by (used in) operating activities	59,750,493
Cash Flows from Financing Activities:
Proceeds from borrowings	189,300,000
(Repayments) of borrowings	(161,900,000)
Increase (Decrease) in cash overdraft	6,279,979
Proceeds from floating rate obligations	46,048,000
(Repayments of) floating rate obligations	(32,920,000)
Cash distributions paid to common shareholders	(10,463,431)
Proceeds from sale of shares	528,996,289
Cost of shares redeemed	(625,991,684)
Net cash provided by (used in) financing activities	(60,650,847)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(900,354)
Cash and cash collateral at brokers at the beginning of period	1,690,958
Cash and cash collateral at brokers at the end of period	790,604
Supplemental Disclosure of Cash Flow Information	California High Yield
Cash paid for interest (excluding amortization of offering costs)	$ 4,246,882
Non-cash financing activities not included herein consists of reinvestments of share distributions	41,356,947
See accompanying notes to financial statements.
79

Financial Highlights
California High Yield
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/06)
2021	$10.62	$0.40	$(0.47)	$(0.07)	$(0.38)	$ —	$(0.38)	$10.17
2020	9.51	0.37	1.11	1.48	(0.37)	—	(0.37)	10.62
2019	9.58	0.38	(0.08)	0.30	(0.37)	—	(0.37)	9.51
2018	9.35	0.39	0.21	0.60	(0.37)	—	(0.37)	9.58
2017	9.70	0.38	(0.35)	0.03	(0.38)	—	(0.38)	9.35
Class C (02/14)
2021	10.61	0.32	(0.47)	(0.15)	(0.30)	—	(0.30)	10.16
2020	9.50	0.29	1.11	1.40	(0.29)	—	(0.29)	10.61
2019	9.58	0.30	(0.09)	0.21	(0.29)	—	(0.29)	9.50
2018	9.35	0.31	0.21	0.52	(0.29)	—	(0.29)	9.58
2017	9.69	0.30	(0.34)	(0.04)	(0.30)	—	(0.30)	9.35
Class C2 (03/06)
2021	10.60	0.34	(0.46)	(0.12)	(0.32)	—	(0.32)	10.16
2020	9.50	0.31	1.11	1.42	(0.32)	—	(0.32)	10.60
2019	9.57	0.33	(0.09)	0.24	(0.31)	—	(0.31)	9.50
2018	9.34	0.33	0.22	0.55	(0.32)	—	(0.32)	9.57
2017	9.69	0.32	(0.34)	(0.02)	(0.33)	—	(0.33)	9.34
Class I (03/06)
2021	10.61	0.42	(0.46)	(0.04)	(0.40)	—	(0.40)	10.17
2020	9.50	0.39	1.11	1.50	(0.39)	—	(0.39)	10.61
2019	9.57	0.40	(0.09)	0.31	(0.38)	—	(0.38)	9.50
2018	9.34	0.40	0.22	0.62	(0.39)	—	(0.39)	9.57
2017	9.69	0.39	(0.34)	0.05	(0.40)	—	(0.40)	9.34
80

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(0.53) %	$635,387	1.09%	0.80%	4.00%	22%
15.84	659,621	1.21	0.80	3.64	2
3.15	417,134	1.17	0.83	3.99	20
6.46	402,777	1.01	0.81	4.00	5
0.25	413,223	0.93	0.84	3.85	22

(1.33)	71,002	1.89	1.60	3.20	22
14.94	86,897	2.01	1.60	2.85	2
2.20	66,758	1.97	1.63	3.19	20
5.61	71,740	1.85	1.65	3.17	5
(0.44)	68,189	1.73	1.64	3.08	22

(0.98)	8,890	1.64	1.35	3.45	22
15.13	19,054	1.76	1.35	3.13	2
2.57	28,101	1.71	1.37	3.44	20
5.87	37,003	1.60	1.40	3.43	5
(0.30)	41,673	1.48	1.39	3.32	22

(0.26)	607,992	0.89	0.60	4.19	22
16.06	695,396	1.01	0.60	3.84	2
3.35	415,991	0.96	0.62	4.19	20
6.66	430,330	0.85	0.65	4.16	5
0.44	295,089	0.73	0.64	4.04	22
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
81

Financial Highlights (continued)
California
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2021	$11.81	$0.29	$(0.33)	$(0.04)	$(0.28)	$ —	$(0.28)	$11.49
2020	10.96	0.32	0.87	1.19	(0.34)	—	(0.34)	11.81
2019	11.02	0.35	(0.05)	0.30	(0.36)	—	(0.36)	10.96
2018	11.00	0.37	0.01	0.38	(0.36)	—	(0.36)	11.02
2017	11.32	0.36	(0.31)	0.05	(0.37)	—	(0.37)	11.00
Class C (02/14)
2021	11.76	0.20	(0.32)	(0.12)	(0.19)	—	(0.19)	11.45
2020	10.92	0.23	0.86	1.09	(0.25)	—	(0.25)	11.76
2019	10.98	0.26	(0.05)	0.21	(0.27)	—	(0.27)	10.92
2018	10.96	0.28	0.01	0.29	(0.27)	—	(0.27)	10.98
2017	11.27	0.26	(0.30)	(0.04)	(0.27)	—	(0.27)	10.96
Class C2 (09/94)
2021	11.79	0.23	(0.33)	(0.10)	(0.22)	—	(0.22)	11.47
2020	10.94	0.26	0.86	1.12	(0.27)	—	(0.27)	11.79
2019	11.00	0.29	(0.06)	0.23	(0.29)	—	(0.29)	10.94
2018	10.97	0.31	0.01	0.32	(0.29)	—	(0.29)	11.00
2017	11.29	0.29	(0.31)	(0.02)	(0.30)	—	(0.30)	10.97
Class I (07/86)
2021	11.82	0.31	(0.31)	—	(0.31)	—	(0.31)	11.51
2020	10.97	0.35	0.86	1.21	(0.36)	—	(0.36)	11.82
2019	11.03	0.37	(0.05)	0.32	(0.38)	—	(0.38)	10.97
2018	11.01	0.39	0.01	0.40	(0.38)	—	(0.38)	11.03
2017	11.32	0.38	(0.31)	0.07	(0.38)	—	(0.38)	11.01
82

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(0.29) %	$ 921,120	0.73%	0.73%	2.51%	25%
11.00	743,072	0.74	0.74	2.84	13
2.77	506,038	0.76	0.75	3.20	56
3.46	460,166	0.75	0.74	3.28	16
0.36	441,928	0.75	0.75	3.16	33

(0.99)	70,693	1.53	1.53	1.73	25
10.06	80,258	1.54	1.54	2.05	13
1.94	66,305	1.56	1.55	2.40	56
2.64	75,799	1.55	1.55	2.48	16
(0.38)	84,321	1.55	1.55	2.33	33

(0.82)	8,926	1.28	1.28	2.01	25
10.38	19,303	1.29	1.29	2.33	13
2.16	24,030	1.31	1.30	2.64	56
2.95	41,122	1.30	1.30	2.74	16
(0.22)	51,119	1.30	1.30	2.60	33

0.00*	1,370,713	0.53	0.53	2.72	25
11.20	1,146,758	0.54	0.54	3.05	13
2.93	821,588	0.56	0.55	3.40	56
3.62	817,770	0.55	0.55	3.48	16
0.61	696,134	0.55	0.55	3.35	33

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to less than 0.01%.
See accompanying notes to financial statements.
83

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of Nuveen California High Yield Municipal Bond Fund (“California High Yield”), and Nuveen California Municipal Bond Fund (“California”) (each a “Fund” and collectively the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. California was organized as a series of a predecessor trust prior to that date.
The end of the reporting period for the Funds is February 28, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2021 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Shares purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
84

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
85

Notes to Financial Statements (continued)
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
California High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$1,721,895,651	$ —	$1,721,895,651
Common Stocks	1,969,616	—	—	1,969,616
Investments in Derivatives:
Futures Contracts**	981,798	—	—	981,798
Total	$2,951,414	$1,721,895,651	$ —	$1,724,847,065

California	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$2,351,868,175	$ —	$2,351,868,175

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
86

4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	California High Yield	California
Floating rate obligations: self-deposited Inverse Floaters	$380,512,000	$ —
Floating rate obligations: externally-deposited Inverse Floaters	87,455,000	—
Total	$467,967,000	$ —
87

Notes to Financial Statements (continued)
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	California High Yield	California
Average floating rate obligations outstanding	$366,628,381	$ —
Average annual interest rate and fees	0.92%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facilities.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Funds maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	California High Yield	California
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$352,752,000	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	87,455,000	—
Total	$440,207,000	$ —
Securities Lending
Effective August 14, 2020, California High Yield may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
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Securities lending income recognized by the Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower andcompensation to the Agent. Such income is recognized on the Statements of Operations.
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions where applicable) during the current fiscal period were as follows:
	California High Yield	California
Purchases	$374,185,924	$976,859,899
Sales and maturities	374,849,873	515,242,950
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, California High Yield used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
California High Yield
Average notional amount of futures contracts outstanding	$114,833,631
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Notes to Financial Statements (continued)
The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
California High Yield
Interest rate	Futures contracts	—	$ —	Payable for variation margin on futures contracts*	$981,798
*     Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
California High Yield	Interest rate	Futures contracts	$(4,894,971)	$3,096,323
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
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5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 2/28/21		Year Ended 2/29/20
California High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	24,145,143	$ 239,147,167	27,355,697	$ 276,189,147
Class C	1,113,568	11,032,642	2,421,651	24,339,954
Class C2	2,089	20,618	2,412	24,335
Class I	27,696,086	273,264,753	31,278,631	316,128,315
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,989,102	19,801,432	1,702,924	17,262,552
Class C	193,733	1,925,846	187,820	1,900,384
Class C2	38,075	376,317	65,634	660,684
Class I	1,933,819	19,253,352	1,671,290	16,937,515
	57,111,615	564,822,127	64,686,059	653,442,886
Shares redeemed:
Class A	(25,788,663)	(251,044,194)	(10,805,227)	(109,140,888)
Class C	(2,511,075)	(24,609,172)	(1,445,100)	(14,534,821)
Class C2	(961,766)	(9,528,503)	(1,229,549)	(12,443,001)
Class I	(35,360,631)	(342,839,061)	(11,202,231)	(112,798,192)
	(64,622,135)	(628,020,930)	(24,682,107)	(248,916,902)
Net increase (decrease)	(7,510,520)	$ (63,198,803)	40,003,952	$ 404,525,984

	Year Ended 2/28/21		Year Ended 2/29/20
California	Shares	Amount	Shares	Amount
Shares sold:
Class A	32,736,266	$ 377,524,319	23,519,120	$ 268,019,212
Class A – automatic conversion of Class C2 Shares	787	9,058	797	9,055
Class C	1,233,064	13,937,564	1,782,441	20,199,082
Class C2	4,716	54,015	30,911	352,089
Class I	41,754,156	479,043,432	33,100,323	376,993,902
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,472,727	16,922,840	1,385,792	15,835,052
Class C	99,536	1,137,192	121,123	1,377,393
Class C2	19,315	220,948	33,521	381,375
Class I	2,007,844	23,089,184	1,885,062	21,565,527
	79,328,411	911,938,552	61,859,090	704,732,687
Shares redeemed:
Class A	(17,006,674)	(192,807,046)	(8,140,993)	(92,798,949)
Class C	(1,980,803)	(22,403,017)	(1,152,628)	(13,070,588)
Class C2	(882,641)	(10,179,885)	(622,666)	(7,105,298)
Class C2 – automatic conversion to Class A Shares	(788)	(9,058)	(799)	(9,055)
Class I	(21,657,452)	(246,001,247)	(12,859,711)	(146,278,708)
	(41,528,358)	(471,400,253)	(22,776,797)	(259,262,598)
Net increase (decrease)	37,800,053	$ 440,538,299	39,082,293	$ 445,470,089
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
91

Notes to Financial Statements (continued)
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of February 28, 2021.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	California High Yield	California
Tax cost of investments	$1,231,436,390	$2,212,856,103
Gross unrealized:
Appreciation	$ 121,837,832	$ 148,319,993
Depreciation	(8,832,297)	(9,307,921)
Net unrealized appreciation (depreciation) of investments	$ 113,005,535	$ 139,012,072
Permanent differences, primarily due to treatment of notional principal contracts, paydowns and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of February 28, 2021, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2021, the Funds' tax year end, were as follows:
	California High Yield	California
Undistributed net tax-exempt income[1]	$7,076,832	$4,348,839
Undistributed net ordinary income[2]	115,465	209,407
Undistributed net long-term capital gains	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2021 through February 28, 2021, and paid on March 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended February 28, 2021 and February 29, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	California High Yield	California
Distributions from net tax-exempt income[3]	$47,924,179	$53,612,763
Distributions from net ordinary income[2]	571,999	81,081
Distributions from net long-term capital gains	—	—

2020	California High Yield	California
Distributions from net tax-exempt income	$41,665,531	$50,161,111
Distributions from net ordinary income[2]	453,459	13,455
Distributions from net long-term capital gains	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2021, as Exempt Interest Dividends.
As of February 28, 2021, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
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	California High Yield	California
Not subject to expiration:
Short-term	$37,178,269	$35,454,370
Long-term	8,382,099	—
Total	$45,560,368	$35,454,370
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	California High Yield	California
For the first $125 million	0.4000%	0.3500%
For the next $125 million	0.3875	0.3375
For the next $250 million	0.3750	0.3250
For the next $500 million	0.3625	0.3125
For the next $1 billion	0.3500	0.3000
For the next $3 billion	–	0.2750
For the next $8 billion	0.3250	–
For the next $5 billion	0.3125	0.2500
For the next $5 billion	0.3000	–
For net assets over $10 billion	–	0.2375
For net assets over $20 billion	0.2875	–
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2021, the complex-level fee for each Fund was as follows:
93

Notes to Financial Statements (continued)
Fund	Complex-Level Fee
California High Yield	0.1558%
California	0.1574%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
California High Yield	N/A	N/A	1.00%
California	N/A	N/A	0.75%
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Fund and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:
Cross-Trades	California High Yield	California
Purchases	$74,113,188	$134,878,489
Sales	55,681,288	50,110,480
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	California High Yield	California
Sales charges collected (Unaudited)	$1,100,576	$1,173,871
Paid to financial intermediaries (Unaudited)	1,076,307	1,155,131
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	California High Yield	California
Commission advances (Unaudited)	$1,015,213	$1,126,388
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
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	California High Yield	California
12b-1 fees retained (Unaudited)	$148,505	$147,099
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	California High Yield	California
CDSC retained (Unaudited)	$163,039	$291,716
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds utilized this facility. Each Fund's maximum outstanding balance during the utilization period was as follows:
	California High Yeild	California
Maximum outstanding balance	$119,800,000	$19,300,000
During each Funds' utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	California High Yeild	California
Utilization period (days outstanding)	50	8
Average daily balance outstanding	$30,046,000	$15,575,000
Average annual interest rate	1.53%	1.76%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
9.  Subsequent Events
Class C and Class C2 Shares
Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase.
Class C2 Shares
Class C2 Shares will be converted to Class A Shares at the close of business on June 4, 2021.
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Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
96

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper California Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper California Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
97

Glossary of Terms Used in this Report (Unaudited) (continued)
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often result in lower borrowing costs for bond issuers.
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Yield Index: Comprises all of the bonds in the S&P Municipal Bond Index that are non-rated or rated BB+ by S&P and/or Ba1 or lower by Moody’s. The index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
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Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
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•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen California High Yield Municipal Bond Fund (the “High Yield Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the one-year period ended December 31, 2019. The Fund further ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the five-year period ended March 31, 2020, the Fund outperformed its benchmark for the one- and three-year periods ended March 31, 2020. The Fund further ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and the first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Given the turmoil, rate volatility, and liquidity stresses experienced in the high yield municipals market as well as the outflows during the first quarter of 2020, the Board was satisfied with the Adviser’s explanation of the factors affecting the Fund’s performance.
For Nuveen California Municipal Bond Fund (the “Municipal Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund further ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and second quartile for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended March 31, 2020, the Fund slightly outperformed its benchmark for the five-year period ended March 31, 2020. The Fund further ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s
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net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that (i) the High Yield Fund had a net management fee that was slightly higher than its peer average, but a net expense ratio that was in line with its peer average; and (ii) the Municipal Fund had a net management fee that was in line with its peer average and a net expense ratio that was below its peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the permanent expense caps applicable to the Funds.
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The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
105

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	142
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Director and Chairman (since 2009), United Fire Group, a publicly held company; formerly, Director, Public member, American Board of Orthopaedic Surgery (2015-2020); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2000-2004); formerly, Director (2000-2004), Alliant Energy; formerly, Director (1996-2015), The Gazette Company (media and publishing); formerly, Director, (1998-2003) Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	142
106

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	142
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	142
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	142
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	142
107

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	142
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	142
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	142
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen, LLC; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
108

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen, LLC; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen, LLC; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen,LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
109

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen, LLC.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen, LLC.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
110

Notes
111

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-CA-0221D1596424-INV-Y-04/22

Mutual Funds
28 February 2021
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Connecticut Municipal Bond Fund	FCTTX	FDCDX	FCTCX	FCTRX
Nuveen Massachusetts Municipal Bond Fund	NMAAX	NAAGX	NMACX	NBMAX
Nuveen New Jersey Municipal Bond Fund	NNJAX	NJCCX	NNJCX	NMNJX
Nuveen New York Municipal Bond Fund	NNYAX	NAJPX	NNYCX	NTNYX
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
A year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020. A year of global economic recession, financial market turbulence and some immeasurable losses. A year later the health crisis persists but the widespread distribution of vaccines in the U.S. is enabling us to look forward to what our “new normal” might be. In the meantime, extraordinary economic interventions by governments and central banks, around the world, are helping to bridge the gap.
With vaccine progress and economic stimulus beginning to provide real benefits to the global economy, markets are anticipating a strong rebound in growth, especially in the U.S. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. The U.S. Federal Reserve, along with other central banks around the world, has pledged to keep monetary conditions accommodative for as long as necessary, as they consider the recent increase in inflation risks as transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. While achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, vaccination rates are gathering pace and three options (Pfizer/BioNTech, Moderna and Johnson & Johnson) were authorized for use in the U.S. By early April the U.S. was administering an average of 3 million doses per day, up from 1.3 million per day on average at the beginning of February, according to Bloomberg’s vaccine tracker. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio’s resilience and readiness. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
April 23, 2021

Portfolio Managers’
Comments
Nuveen Connecticut Municipal Bond Fund
Nuveen Massachusetts Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Michael S. Hamilton, Paul L. Brennan, CFA, and Scott R. Romans, PhD, review economic and market conditions, key investment strategies and the Funds’ performance during the twelve-month period ended February 28, 2021.
Since 2011, Michael has managed the Nuveen Connecticut Municipal Bond Fund and the Nuveen Massachusetts Municipal Bond Fund, Paul has managed the Nuveen New Jersey Municipal Bond Fund, and Scott has managed the Nuveen New York Municipal Bond Fund.
What factors affected the U.S. economy and the market during the twelve-month annual reporting period ended February 28, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but had not made a full recovery by the end of 2020. The economy fell into a deep recession in February 2020 due to the restrictions on business and social activity to mitigate the COVID-19 spread. In the first and second quarters of 2020, annualized gross domestic product (GDP) shrank 5% and 31.4%, respectively. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the second half of the year. U.S. GDP grew 4.3% on an annualized basis in the fourth quarter of 2020 and 33.4% (annualized) in the third quarter, but remained down 3.5% in 2020 overall (from the 2019 annual level to the 2020 annual level) as measured by the Bureau of Economic Analysis “third” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Although, consumer spending, the largest driver of the economy, remained resilient despite the disruption caused by the health and economic crisis, it declined significantly as unemployment rose sharply starting in March 2020. These measures rebounded markedly in the second half of 2020, although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections. As of February 2021, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered resulting in an unemployment rate of 6.2% in February 2021 as reported by the Bureau of Labor Statistics, up from 3.5% in February 2020. The average hourly earnings rate increased, growing at an annualized rate of 5.3% in February 2021, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, re-

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
sulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in apparel, transportation and pharmaceutical drug prices offset an increase in food, energy and used car prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended February 28, 2021, before seasonal adjustment.
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. Fed officials remained cautious, acknowledging the economy’s significant improvement from the COVID-19 crisis recession but also expressing concerns about near-term weakness, and left monetary policy unchanged over the remainder of their meetings in 2020 and early 2021.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to health agencies and employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold off and safe-haven assets rallied in March 2020 as countries initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess at the time, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. At year end, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021 and led to risk-on sentiment in the markets. Market volatility picked up in early 2021, however, as a stronger economic outlook and improving vaccination rates led to rising inflation concerns and an increase in long-term interest rates.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.
Despite the severe sell-off in March 2020 and an abrupt increase in interest rates toward the end of the reporting period, the broad municipal bond market managed positive performance in the twelve-month reporting period overall. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. This contrasted sharply with the beginning of the reporting period when coronavirus risks drove U.S. Treasury yields to historic lows and rate volatility increased sharply during a six-week period from late February to the end of March 2020. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Ongoing monetary and fiscal interventions from the Fed and U.S. government helped the market stabilize, then recover over the course of 2020. The municipal yield curve steepened over this reporting period, initially driven by a pronounced drop in yields at the short end of the curve. Then a new steepening cycle began in early 2021 as markets priced in a stronger economic recovery and higher inflation, fueled by increasing vaccination rates and more federal stimulus, which drove longer-term interest rates higher.

Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-19 crisis driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. The lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal defaults, as expected, have increased somewhat during the COVID-19 crisis. Notably, default activity has occurred mainly in sectors with greater COVID-19 crisis risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What were the economic and market environments in Connecticut, Massachusetts, New Jersey and New York during the twelve-month reporting period ended February 28, 2021?
Connecticut is a highly developed and urbanized state. Its economy is led by manufacturing, financial services, education and health care. The high income finance sector accounts for 7.3% of the State's employment, well above the national average of 5.8%. Though down from 1980s levels, the defense industry also plays an important role in Connecticut’s economy, as one quarter of its manufacturing jobs are concentrated in defense. The State currently ranks 5th in total defense dollars awarded among the 50 states. Connecticut, like all other states was affected by the COVID-19 crisis. Unemployment crested at 11.4% in May 2020, as compared with the national peak of 14.8%. Connecticut’s unemployment rate stood at 8.5% as of February 2021, exceeding the national average of 6.2%. State tax revenues have held up better than originally feared, as Fiscal Year 2020 General Fund revenues came in $616 million above original budget projections. This, coupled with expenditure restraint, produced a Fiscal Year 2020 General Fund surplus of $169.8 million, equivalent to 0.8% of General Fund revenues. As a result, the General Fund's GAAP total fund balance improved to $2.3 billion. With that surplus, the State was able to make a $530 million deposit into the Budget Reserve Fund, pushing the balance in that fund to $3.1 billion as of June 30, 2020, its legal limit of 15% of General Fund appropriations. Projections for Fiscal Year 2021 also show a small General Fund surplus. However, Connecticut's fixed costs remain high and are among the highest of the states. Connecticut's pension funding ratios are among the lowest of the 50 states. On a combined basis, the State's pension funds were 44.4% funded in Fiscal Year 2020. The State Employee Retirement System (SERS) is funded at 36.8%. These factors will restrain financial flexibility for some time. Positively, legislation adopted with the 2018-2019 biennium budget imposed stricter budget controls which have helped to steady Connecticut’s finances. For the state of Connecticut, its Fiscal Year end is June 30, 2021. According to Moody’s Investors Service, Inc. (Moody’s), Connecticut’s per-capita debt burden was the highest in the nation at $6,637 in 2019, in contrast to the national median of $1,071. Approximately $6.1 billion in Connecticut municipal bonds were issued during the twelve months ending February 28, 2021, an 8.6% year-over-year decline. At the end of the reporting period, Moody’s rated Connecticut “A1” with a stable outlook. Moody’s downgraded its rating to A1 from Aa3 on May 15, 2017 citing the State’s weakening demographics and high fixed costs. S&P rates Connecticut “A” with a stable outlook. S&P downgraded its rating to A from A+ on April 13, 2018 citing the State’s high fixed costs and heavy debt load.
Massachusetts’ economy is led by health care, education, financial services and technology. Massachusetts enjoys a concentration of colleges and universities which provide employment stability and a source of well educated workers for the Commonwealth’s service industries. Education accounts for about 5% of Massachusetts’ employment, twice the national average. Among the 50 states, Massachusetts has the highest percentage of population over 25 with a bachelor's degree at 43.5%. This compares with the national average

Portfolio Managers’ Comments (continued)
of 32.6%. According to the U.S. Department of Commerce, Bureau of Economic Analysis, Massachusetts’ per capita income is second highest among the 50 states. Massachusetts, like all other states was affected by the COVID-19 crisis. Unemployment in the Commonwealth peaked at 16.4% in April, 2020, as compared to the nation at 14.8%. Massachusetts’ unemployment stood at 7.1% in February, 2021 above the national average of 6.2%. On a statutory basis, Massachusetts’ General Fund ended Fiscal Year 2020 with a $287 million surplus. This allowed for a $15 million deposit into the Commonwealth’s rainy day fund, bringing that fund to a balance of $3.5 billion on June 30, 2020. The Fiscal Year 2021 budget was adopted six months late and anticipates a $1.35 billion draw on the Rainy Day Fund. The proposed Fiscal Year 2022 budget also relies on a $1.6 billion dollar withdrawal from the Rainy Day Fund, leaving a projected balance of $1.1 billion at the end of Fiscal Year 2022. Those withdrawals are subject to revision depending on the amount of aid received from the federal government. It is reported that Massachusetts could receive $4.5 billion under the latest federal stimulus plan. For the state of Massachusetts, its Fiscal Year end is June 30, 2021. According to Moody's, Massachusetts' debt burden is second highest in the nation (after Connecticut) on a per capita basis ($6,258 versus the median of $1,071) and third highest as a percentage of the state GDP (7.2% versus the median of 1.9%). As of March 2021, Moody’s rated Massachusetts Aa1 with a stable outlook, and S&P rated the Commonwealth AA with a stable outlook. For the twelve months ended February 28, 2021, Massachusetts’ municipal bond supply totaled $12.8 billion, a 9.0% decrease over the prior twelve month period.
New Jersey’s economy is slowly recovering from the pandemic. Several characteristics that historically positioned the state to do quite well, such as its proximity to New York City’s extensive job market, a shoreline along the Atlantic coast that benefits from a strong tourism industry and two large transportation hubs in the Port of New York and New Jersey and Newark airport, exposed the state to the epicenter of the virus outbreak. New Jersey lost 341,700 jobs in 2020, led by declines in leisure and hospitality as well as education and health services sectors. After steep losses at the beginning of the COVID-19 crisis, from April to December 2020, the state regained 49% of jobs lost. This is lower than the 55.5% of jobs regained nationally. New Jersey’s unemployment rate peaked at 16.6% in April 2020 and has declined to 7.8% as of February 2021, well above the national rate of 6.2%. New Jersey continues to be challenged by a structural budget gap and low reserves. For Fiscal Year 2021, the state implemented a “millionaire’s tax,” cut expenses and issued $4.3 billion in bonds to finance the expected budget deficit. Revenue has declined less than originally projected, allowing Governor Murphy to propose funding 100% of the actuarially recommended pension contribution in the Fiscal Year 2022 budget, one year earlier than expected. The governor’s budget proposal does not raise taxes but spends down $4 billion in reserves. The budget that is ultimately enacted by the legislature could vary from this proposal, particularly since the state will be receiving federal stimulus funds from the American Rescue Plan that were not accounted for in the governor’s spending plan. For the state of New Jersey, its Fiscal Year end is June 30, 2021. The state carries a BBB+ rating and stable outlook by S&P, A3 rating and negative outlook by Moody’s and A- rating and negative outlook by Fitch. On April 9, 2021 (subsequent to the close of the reporting period), Moody’s affirmed its rating on New Jersey’s general obligation debt at A3 but changed the outlook to stable from negative.
New York State’s $1.7 trillion economy represents 8.0% of U.S. gross domestic product and, according to the International Monetary Fund, would be the eleventh largest economy in the world on a stand-alone basis. Prior to the COVID-19 crisis, New York State's financial profile had generally improved over the previous decade, and Fiscal Year 2020 saw New York State post a $355 million General Fund surplus, equal to 0.9% of General Fund revenues. New York State's economy has been severely impacted by the COVID-19 crisis. Unemployment for the state topped out at 16.2% in April 2020, well above the national peak of 14.8%. New York State’s unemployment stood at 8.9% in February 2021, exceeding the national average of 6.2% and second worst in the nation. New York State’s Fiscal Year 2021 budget contained appropriations for all state debt service, introduced no new taxes and held school funding basically level. In response to the uncertainty surrounding the impact of the COVID-19 crisis, the budget legislation authorized up to $11 billion of borrowing if necessary and also authorized the state budget director to make spending reductions should they be required. Fiscal Year 2021 revenues were not as dire as initially feared, and have come in ahead of earlier estimates. This, coupled with certain expenditure reductions, has allowed the state to project that Fiscal Year 2021 will end in balance. New York State is in line to receive $12.2 billion in federal assistance for the state government alone under the American Recovery Act. Total state-wide assistance to both the state and local governments is estimated at $50 billion. New York is a high income state, with per-capita income at 126% of the U.S. average, third highest among the 50 states. New York is also a heavily indebted state. According to Moody's, New York ranked fifth in the nation in debt per capita in 2019 (NY: $3,314; median: $1,071), eighth in debt per capita as a percentage of personal income (NY: 4.6%; median: 2.0%) and ninth in debt to gross state domestic product (NY: 3.7%; median: 1.9%). The state’s pensions have traditionally been well funded, with a combined funding ratio of 95.7% in Fiscal Year 2020. For the state of New York, its Fiscal Year end is March 31, 2020. On March 12, 2021, Moody’s affirmed its “Aa2” stable rating on New York State. Moody’s had downgraded New York State from Aa1 to Aa2 on October 1, 2020, citing the challenges from the COVID-19 crisis. S&P confirmed its “AA+” rating for New York State on March 12, 2021. However, S&P’s outlook for New York State’s rating is negative, citing the impact of the COVID-19 crisis on the state’s economy. Municipal bond supply totaled $53.2 billion for the twelve-month period ended February 28, 2021, a 10.1% increase from the same period a year earlier. This ranked New York third among state issuers behind only California and Texas.
How did the Funds perform during the twelve-month reporting period ended February 28, 2021?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended February 28, 2021. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its benchmark and corresponding Lipper classification average.
During the reporting period, all four Funds underperformed the S&P Municipal Bond Index. The Massachusetts Fund outperformed its Lipper classification average, while the Connecticut Fund performed in line with its Lipper classification average. The New Jersey and New York Funds underperformed their respective Lipper classification averages.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Connecticut Municipal Bond Fund
The Class A Shares of the Nuveen Connecticut Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended February 28, 2021. Individual security selection was partly behind the Fund’s underperformance relative to the index, followed by subpar credit quality positioning.
Particularly during the first half of this reporting period, the Fund’s relative overweight in bonds with lower and below investment grade credit ratings hurt results. Last March 2020, in the early stages of the COVID-19 crisis, higher yielding bonds experienced sharp price declines, reflecting selling pressure as municipal bond issuers looked to satisfy shareholder redemptions. Through much of the rest of the reporting period, however, higher yielding bonds staged a strong rebound, though they remained slower to recover their value than more highly rated securities.
During the reporting period, the Fund’s holdings in the non-rated bond category were longer in duration relative to the index, this allocation hampered the Fund's results, as rising interest rates hurt these securities more than shorter duration bonds. Offsetting that performance challenge, however, was the Fund’s underweight and favorable duration positioning within the market’s outperforming AA credit tier.
Sector positioning modestly detracted from performance. This relative underperformance partly stemmed from the Fund’s overweight in the higher education sector, which lagged due to many issuers’ financial challenges amid the COVID-19 crisis. An underweight in transportation bonds, which was an outperforming category, also weighed on the Fund’s relative result. On the positive side, the Fund benefited from its exposure to Connecticut state general obligation bonds.
Duration (interest rate) and yield curve positioning contributed on a relative basis. The Fund benefited from being underweight in bonds with effective durations between six and eight years, having less exposure to this weaker performing yield curve segment added value. This favorable result made up for weakness stemming from the Fund’s relative overweight in bonds with effective durations between two and four years and also eight to ten years, as both categories lagged for the reporting period.

Portfolio Managers’ Comments (continued)
In March and April 2020, with the onset of the COVID-19 crisis, the Fund experienced a stretch of shareholder outflows. Beginning in May 2020, however, and generally lasting through the remainder of the reporting period, the Fund consistently experienced modest inflows. In this environment, we prioritized efforts to keep the Fund fully invested, a task made more challenging by relatively constrained supply of attractive Connecticut municipal bonds. With the proceeds of new investment inflows, the Fund purchased bonds across several sectors, including state and local general obligation, health care, higher education, and water/sewer. The Fund also purchased bonds issued by U.S. territories, including Puerto Rico sales tax and water utility bonds, as well as Guam Waterworks Authority bonds. Like all debt issued by U.S. territories, these bonds may include exemptions from most federal, state and local taxes.
During the reporting period, and especially in April and May 2020, the Fund was active in executing tax-loss swaps, which entailed selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. This approach was implemented to enhance the Fund’s income-earning capability and seek to make the Fund more tax efficient.
Nuveen Massachusetts Municipal Bond Fund
The Class A Shares of the Nuveen Massachusetts Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended February 28, 2021. Individual security selection was a notable factor behind the Fund’s relative underperformance, as certain Massachusetts bonds held in the portfolio did not keep pace with the index.
Sector positioning proved a second performance challenge. An overweight in the higher education sector hampered results, reflecting investors’ concerns about the financial challenges the COVID-19 crisis has posed for many colleges and universities. Tempering this negative impact, however, was the Fund’s overweight in state general obligation and dedicated-tax bonds, both of which were relative outperformers for the reporting period.
The Fund benefited from its duration (interest rate) and yield curve positioning. Some of the Fund's longer duration bonds, specifically those with ten to twelve years of effective duration and purchased last April and May 2020, a relative low point for the municipal bond market, were strong relative performers during the reporting period. Modestly offsetting this favorable result, though, was the Fund’s overweight in bonds with effective durations between six and eight years, which was a weaker performing segment of the yield curve.
Except for a respite in the first two months of this reporting period, the Fund regularly received substantial new shareholder investments. Thus, throughout the reporting period, we prioritized keeping the portfolio fully invested. The Fund accomplished this goal by purchasing bonds across multiple sectors, including higher education, health care, local general obligation, dedicated-tax and transportation. The Fund also purchased certain territorial bond issues, including Puerto Rico sales-tax and Guam Waterworks Authority bonds, and, toward the end of the reporting period, Puerto Rico water utility bonds. Like all debt issued by U.S. territories, these bonds may include exemptions from most federal, state and local taxes.
The Fund's new purchases had investment grade credit ratings, generally A or higher. Reflecting the available supply of bonds meeting the Fund's criteria, which tended to prioritize bonds with maturities between ten and twenty years.
Funds for new purchases came primarily from new shareholder investments and to a much lesser extent bond calls and maturities, as well as some sales of variable rate demand notes (VRDNs), which occurred during the first half of the reporting period. Because the interest rate on VRDNs is reset every seven days to reflect updated market conditions, they carry minimal duration risk. The Fund actively sold VRDNs as new long-term investment opportunities became available, and continued to maintain exposure to this asset class when substantial new shareholder investments came in more quickly than we could reinvest the assets.
Other bond sales, which were minimal, included tax-loss swaps early in the reporting period. With this strategy, the Fund sold depreciated bonds with lower yields and bought similarly structured but higher yielding bonds. This approach was implemented to enhance the Fund’s income-earning capability and seek to make the Fund more tax efficient.
Nuveen New Jersey Municipal Bond Fund
The Class A Shares of the Nuveen New Jersey Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended February 28, 2021.

Relative to the index, security selection posed the Fund’s greatest performance challenge. The Fund experienced relative underperformance from the bonds of various issuers negatively influenced by the COVID-19 crisis. This trend was especially pronounced early in the reporting period, when economic lockdowns to forestall the spread of COVID-19 took root. As an example, numerous Fund holdings in the higher education sector struggled, especially bonds of smaller, lower rated private colleges, student residence hall projects and state student loan programs.
Also hurting the Fund’s relative performance were certain transportation bonds. Single-family housing issues also detracted from results, these bonds struggled as historically low interest rates meant the bonds were more likely to be called away early due to mortgage refinancings. The Fund's allocation to New Jersey tobacco bonds further hampered performance. Despite these securities’ strong absolute returns, they lagged the sector nationally, largely because New Jersey tobacco bonds were not refinanced and therefore did not see comparable valuation gains.
In other sectors, however, security selection added value. The Fund experienced a positive impact from its tax-supported bonds, which benefited from strong demand. Holdings in New Jersey general obligation, appropriation and cigarette bonds were also beneficial. The Fund also saw relative outperformance from medium and lower rated health care bonds, which appeared to benefit from their higher yields compared with many New Jersey issues.
Credit and sector positioning contributed to the Fund’s result. From a credit standpoint, the Fund's overweight in lower rated bonds added value, even as the effect was modest due to relatively consistent performance across credit tiers for the full reporting period. In sector terms, exposure to such outperforming sectors as tax-supported, pre-refunded, housing, tobacco and utilities positively contributed to performance. Exposure to other lagging sectors, however, hampered performance. These largely included categories that struggled due to concerns about the financial impact of the COVID-19 crisis, such as health care, education and transportation. Exposure to industrial development revenue bonds also limited the Fund’s upside, as this sector was slowed by lower commodity prices and sluggish economic growth.
The Fund’s duration (interest rate) positioning also added value. The portfolio’s duration was longer than that of the index, which allowed the Fund to benefit from low interest rates for much of the reporting period. The Fund's short U.S. Treasury position slightly lifted relative performance as Treasuries underperformed. The position performed as intended, as it allowed the Fund to maintain duration at the desired level while avoiding the need to sell longer-maturity positions.
During the reporting period, the Fund experienced volatile shareholder inflows and outflows, resulting in somewhat higher than usual portfolio turnover. To keep the portfolio fully invested, the Fund made new purchases across various industry sectors. Early in the reporting period, while experiencing shareholder outflows in a challenging market environment, the Fund focused on selling high quality, shorter bonds whose prices had held up better than those of their lower quality, longer dated counterparts. However, once market conditions rebounded in April and May 2020, and for most of the rest of the reporting period, the Fund focused on adding back some of the higher quality, shorter duration bonds sold earlier.
Notable new purchases made during the reporting period included issues of Atlantic City Electric, New Jersey Housing and Mortgage Finance Agency, New Jersey American Water, Barnabas Health, New Jersey general obligation and appropriation debt, New Jersey Turnpike, and various counties and local municipalities. To finance these purchases, the Fund primarily used the proceeds of net shareholder investments, while we also relied on bond maturities and redemptions, as well as limited selling activity driven by shareholder outflows early in the reporting period.
Nuveen New York Municipal Bond Fund
The Class A Shares of the Nuveen New York Municipal Bond Fund underperformed the S&P Municipal Bond New York Index for the twelve-month reporting period ended February 28, 2021. The Fund also underperformed the S&P Municipal Bond Index during the reporting period.

Portfolio Managers’ Comments (continued)
Unfavorable duration (interest rate) and yield curve positioning partly drove the Fund’s relative underperformance versus the S&P Municipal Bond New York Index. The Fund’s duration remained longer than the overall municipal bond market throughout the reporting period. Accordingly, as interest rates rose for much of the reporting period, the Fund’s added duration detracted from results. Meanwhile, the Fund maintained a relative portfolio overweight in the intermediate segment of the yield curve, referring to bonds with effective durations between six to eight years. Having more exposure to this underperforming market segment thus further hampered the Fund's returns.
Credit quality positioning lifted the Fund’s relative performance. As is typical for this Fund, it remained overweight in lower rated bonds while underweight more highly rated issues. Such positioning proved challenging for the Fund early in the reporting period, as market volatility surrounding the pandemic triggered liquidity concerns that weighed disproportionately on lower rated municipal bonds. As the period progressed, however, credit spreads narrowed, and these bonds’ higher yields boosted the Fund in the low interest rate environment. In particular, the Fund’s overweight in the non-rated market segment contributed, as did a relative underweight in the lagging AA credit tier.
The Fund's sector positioning saw notably positive performance from its tobacco bond holdings. The tobacco sector benefited from improved credit quality due to the bonds’ financial restructuring and issuers’ better underlying fundamentals verses other years. Exposure to utility and industrial development revenue bonds also added value. However, the health care, education and transportation sectors all were underperformers, due to investor concerns about credit quality of these bonds amid the COVID-19 crisis. Although those concerns gradually eased during the reporting period, they did so less than for bonds in other market areas.
The Fund's strategy pivoted to reflect evolving market conditions through a highly volatile twelve-month reporting period. In the reporting period’s initial weeks, municipal investors encountered low interest rates, tight credit spreads, and a significant imbalance between robust demand for and constrained supply of suitable tax-exempt bonds. Thus, with limited value found among lower rated issues, the Fund's purchase activity prioritized highly liquid, highly rated bonds, which were viewed as placeholders in the portfolio. With these securities, the Fund could remain invested while maintaining significant flexibility to repurchase attractively valued lower rated, higher yielding bonds as they became available. Such a situation occurred a few weeks into the reporting period. In mid-March 2020, market conditions became challenging, as concern about the COVID-19 crisis mounted. Due to the Fund's higher-than-normal weighting in higher quality bonds, the Fund was favorably positioned to weather this deterioration in market conditions.
For several weeks, lower rated bonds were briefly offering better value than we had seen in some time. This situation provided two primary management strategies, allowing the Fund to engage in tax-loss swaps, which entailed selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. The Fund implemented this approach to enhance its income-earning capability and seek to make the Fund more tax efficient.
The Fund also employed a rotation strategy, which entailed selling some of the Fund’s placeholders and using the proceeds to buy lower rated issues at newly wide credit spreads amid market volatility, especially in April and May 2020. This allowed the Fund opportunities to purchase various favorable health care offerings. The Fund also purchased Metropolitan Transportation Authority bonds, as reduced usage of New York City public transportation resulted in significant bond-price weakness, which we saw as disproportionate to the issuer’s actual credit risk. The Fund also invested in Puerto Rico sales tax bonds, known as COFINAs. Like all debt issued by U.S. territories, these bonds may include exemptions from most federal, state and local taxes.
The window of opportunity to take advantage of wider credit spreads was relatively short lived, lasting from March through May 2020 and to a lesser extent late in this twelve-month reporting period. Instead, for most of this time frame, the Fund continued to prioritize higher quality securities that would allow the Fund to remain invested as more attractive longer-term credit opportunities presented.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds' use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds' exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Connecticut Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of February 28, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	7/13/87	0.34%	2.80%	3.92%	0.81%
Class A Shares at maximum Offering Price	7/13/87	(3.86)%	1.91%	3.47%	-
S&P Municipal Bond Index	-	1.22%	3.41%	4.51%	-
Lipper Other States Municipal Debt Funds Classification Average	-	0.34%	2.54%	3.69%	-
Class C2 Shares	10/04/93	(0.32)%	2.22%	3.34%	1.35%
Class I Shares	2/25/97	0.47%	3.00%	4.12%	0.60%

	Total Returns as of February 28, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	(0.54)%	1.97%	2.76%	1.60%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). All outstanding Class C2 Shares will be converted to Class A Shares at the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of February 28, 2021

Effective Leverage Ratio	0.57%
Growth of an Assumed $10,000 Investment as of February 28, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Massachusetts Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of February 28, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/07/94	(0.11)%	3.07%	4.29%	0.79%
Class A Shares at maximum Offering Price	9/07/94	(4.33)%	2.18%	3.84%	-
S&P Municipal Bond Index	-	1.22%	3.41%	4.51%	-
Lipper Massachusetts Municipal Debt Funds Classification Average	-	(0.30)%	2.52%	3.83%	-
Class C2 Shares	10/06/94	(0.69)%	2.50%	3.72%	1.34%
Class I Shares	12/22/86	0.06%	3.27%	4.50%	0.59%

	Total Returns as of February 28, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	(1.02)%	2.24%	3.03%	1.59%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). All outstanding Class C2 Shares will be converted to Class A Shares at the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of February 28, 2021

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of February 28, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen New Jersey Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of February 28, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/06/94	(0.09)%	3.59%	4.94%	0.83%
Class A Shares at maximum Offering Price	9/06/94	(4.32)%	2.70%	4.49%	-
S&P Municipal Bond Index	-	1.22%	3.41%	4.51%	-
Lipper New Jersey Municipal Debt Funds Classification Average	-	0.47%	3.42%	4.36%	-
Class C2 Shares	9/21/94	(0.55)%	3.04%	4.37%	1.39%
Class I Shares	2/28/92	0.12%	3.80%	5.14%	0.63%

	Total Returns as of February 28, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	(0.81)%	2.78%	3.48%	1.63%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). All outstanding Class C2 Shares will be converted to Class A Shares at the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of February 28, 2021

Effective Leverage Ratio	1.74%
Growth of an Assumed $10,000 Investment as of February 28, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen New York Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of February 28, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/07/94	(0.52)%	3.17%	4.29%	0.76%
Class A Shares at maximum Offering Price	9/07/94	(4.73)%	2.29%	3.84%	-
S&P Municipal Bond New York Index	-	0.74%	3.10%	4.23%	-
S&P Municipal Bond Index	-	1.22%	3.41%	4.51%	-
Lipper New York Municipal Debt Funds Classification Average	-	(0.10)%	3.16%	4.19%	-
Class C2 Shares	9/14/94	(1.06)%	2.60%	3.72%	1.32%
Class I Shares	12/22/86	(0.31)%	3.38%	4.50%	0.56%

	Total Returns as of February 28, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	(1.24)%	2.35%	3.26%	1.56%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). All outstanding Class C2 Shares will be converted to Class A Shares at the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of February 28, 2021

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of February 28, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Yields    as of February 28, 2021
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Connecticut Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.52%	1.85%	2.07%	2.85%
SEC 30-Day Yield	0.56%	(0.22)%	0.04%	0.79%
Taxable-Equivalent Yield (47.8%)[2]	1.05%	(0.41)%	0.07%	1.48%
Nuveen Massachusetts Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.82%	1.10%	1.33%	2.07%
SEC 30-Day Yield	0.60%	(0.17)%	0.08%	0.83%
Taxable-Equivalent Yield (45.8%)[2]	1.10%	(0.31)%	0.15%	1.51%
Nuveen New Jersey Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.32%	1.60%	1.86%	2.61%
SEC 30-Day Yield	0.89%	0.12%	0.37%	1.13%
Taxable-Equivalent Yield (51.6%)[2]	1.84%	0.25%	0.76%	2.33%

Nuveen New York Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.68%	1.99%	2.26%	3.01%
SEC 30-Day Yield	0.99%	0.22%	0.47%	1.23%
Taxable-Equivalent Yield (49.6%)[2]	1.96%	0.44%	0.93%	2.44%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of February 28, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Connecticut Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.7%
Other Assets Less Liabilities	1.9%
Net Assets Plus Floating Rate Obligations	100.6%
Floating Rate Obligations	(0.6)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Connecticut	94.0%
Puerto Rico	2.8%
Guam	2.6%
Ohio	0.6%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	25.1%
Health Care	17.5%
U.S. Guaranteed	15.2%
Tax Obligation/Limited	14.8%
Utilities	12.4%
Education and Civic Organizations	10.5%
Other	4.5%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	15.2%
AAA	2.0%
AA	26.8%
A	42.2%
BBB	7.0%
BB or Lower	2.7%
N/R (not rated)	4.1%
Total	100%

Nuveen Massachusetts Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	94.5%
Other Assets Less Liabilities	5.5%
Net Assets	100%

States and Territories (% of total municipal bonds)
Massachusetts	93.9%
Puerto Rico	3.5%
Guam	2.1%
Washington	0.5%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	21.5%
Education and Civic Organizations	21.3%
Health Care	20.4%
Tax Obligation/General	15.1%
Utilities	7.4%
Transportation	7.4%
Other	6.9%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.1%
AAA	8.0%
AA	54.7%
A	17.6%
BBB	10.2%
BB or Lower	2.2%
N/R (not rated)	3.2%
Total	100%

Holding Summaries    as of February 28, 2021 (continued)
Nuveen New Jersey Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	100.9%
Other Assets Less Liabilities	0.9%
Net Assets Plus Floating Rate Obligations	101.8%
Floating Rate Obligations	(1.8)%
Net Assets	100%

States and Territories (% of total municipal bonds)
New Jersey	92.7%
Pennsylvania	2.4%
New York	2.1%
Delaware	1.6%
Puerto Rico	0.9%
Guam	0.3%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	23.0%
Education and Civic Organizations	14.2%
Tax Obligation/General	13.3%
Health Care	13.1%
Transportation	12.0%
Utilities	6.4%
Housing/Multifamily	6.0%
Other	12.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.4%
AAA	7.7%
AA	36.1%
A	18.5%
BBB	25.2%
BB or Lower	4.2%
N/R (not rated)	3.9%
Total	100%

Nuveen New York Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.1%
Other Assets Less Liabilities	1.9%
Net Assets	100%

States and Territories (% of total municipal bonds)
New York	96.4%
Puerto Rico	3.2%
Guam	0.4%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	25.3%
Transportation	23.6%
Education and Civic Organizations	14.0%
Utilities	13.0%
Tax Obligation/General	6.2%
Health Care	5.3%
U.S. Guaranteed	5.1%
Other	7.5%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.1%
AAA	12.5%
AA	41.8%
A	16.3%
BBB	8.7%
BB or Lower	7.9%
N/R (not rated)	7.7%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended February 28, 2021.
The beginning of the period is September 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Connecticut Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.86	$1,005.95	$1,007.06	$1,010.01
Expenses Incurred During the Period	$ 3.99	$ 7.96	$ 6.62	$ 2.99
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.83	$1,016.86	$1,018.20	$1,021.82
Expenses Incurred During the Period	$ 4.01	$ 8.00	$ 6.66	$ 3.01
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.33% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Massachusetts Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.50	$1,005.54	$1,007.67	$1,011.37
Expenses Incurred During the Period	$ 3.89	$ 7.86	$ 6.57	$ 2.89
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.93	$1,016.96	$1,018.25	$1,021.92
Expenses Incurred During the Period	$ 3.91	$ 7.90	$ 6.61	$ 2.91
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.32% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen New Jersey Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.70	$1,014.56	$1,014.98	$1,018.67
Expenses Incurred During the Period	$ 3.95	$ 7.94	$ 6.64	$ 3.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.88	$1,016.91	$1,018.20	$1,021.82
Expenses Incurred During the Period	$ 3.96	$ 7.95	$ 6.66	$ 3.01
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.33% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen New York Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.30	$1,018.22	$1,019.58	$1,023.38
Expenses Incurred During the Period	$ 3.76	$ 7.76	$ 6.46	$ 2.76
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.08	$1,017.11	$1,018.40	$1,022.07
Expenses Incurred During the Period	$ 3.76	$ 7.75	$ 6.46	$ 2.76
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.75%, 1.55%, 1.29% and 0.55% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Nuveen Multistate Trust II:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Connecticut Municipal Bond Fund, Nuveen Massachusetts Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, and Nuveen New York Municipal Bond Fund (four of the funds comprising Nuveen Multistate Trust II) (the Funds), including the portfolios of investments, as of February 28, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
April 27, 2021

Nuveen Connecticut Municipal Bond Fund
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.7%
	MUNICIPAL BONDS – 98.7%
	Consumer Staples – 0.6%
$ 1,500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48	6/30 at 100.00	BBB+	$ 1,521,810
	Education and Civic Organizations – 10.4%
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2012C:
1,000	5.000%, 7/01/31	7/22 at 100.00	A+	1,055,810
500	5.000%, 7/01/32	7/22 at 100.00	A+	527,700
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary Hall, Series 2020F:
380	4.000%, 7/01/39	7/30 at 100.00	Aa2	451,417
1,100	4.000%, 7/01/42	7/30 at 100.00	Aa2	1,296,471
1,885	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2016Q-1, 5.000%, 7/01/46	7/26 at 100.00	A-	2,167,618
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2020T, 4.000%, 7/01/55	7/30 at 100.00	A-	1,699,410
1,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free Academy, Series 2013B, 4.000%, 7/01/34	7/23 at 100.00	A1	1,093,439
5,095	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L, 5.000%, 7/01/45	7/25 at 100.00	A-	5,738,906
1,750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2016M, 5.000%, 7/01/35	7/26 at 100.00	A-	2,051,927
4,110	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2017I-1, 5.000%, 7/01/42	7/27 at 100.00	A	4,751,900
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2020K, 4.000%, 7/01/45	7/30 at 100.00	A	1,226,588
3,300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2020R, 4.000%, 6/01/45	6/30 at 100.00	A+	3,708,870
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of New Haven, Series 2018K-1:
2,000	5.000%, 7/01/37	7/28 at 100.00	BBB-	2,281,700
250	5.000%, 7/01/38	7/28 at 100.00	BBB-	284,503
25,020	Total Education and Civic Organizations			28,336,259
	Health Care – 17.3%
4,600	Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford HealthCare, Series 2015F, 5.000%, 7/01/45	7/25 at 100.00	A+	5,209,960

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 695	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2020G-1, 5.000%, 7/01/39, 144A	7/29 at 100.00	BB+	$778,671
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020A:
2,700	4.000%, 7/01/38	1/30 at 100.00	A+	3,063,420
1,685	4.000%, 7/01/40	1/30 at 100.00	A+	1,901,893
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2014E, 5.000%, 7/01/42	7/24 at 100.00	A+	554,025
1,995	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2015O, 5.000%, 7/01/36	7/25 at 100.00	A3	2,258,061
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A:
2,235	4.000%, 7/01/36	7/29 at 100.00	A-	2,519,672
2,885	4.000%, 7/01/41	7/29 at 100.00	A-	3,199,782
6,020	4.000%, 7/01/49	7/29 at 100.00	A-	6,584,676
4,020	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/21 at 100.00	BBB+	4,083,436
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2012J, 5.000%, 7/01/42	7/22 at 100.00	BBB+	4,167,360
1,815	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2016K, 4.000%, 7/01/46	7/26 at 100.00	BBB+	1,931,505
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2021L-1, 4.000%, 7/01/29 (WI/DD, Settling 4/06/21)	No Opt. Call	BBB+	239,520
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT:
2,350	5.000%, 12/01/41	6/26 at 100.00	AA-	2,763,600
1,195	5.000%, 12/01/45	6/26 at 100.00	AA-	1,392,856
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014E:
2,400	5.000%, 7/01/32	7/24 at 100.00	AA-	2,675,184
2,520	5.000%, 7/01/33	7/24 at 100.00	AA-	2,803,777
830	5.000%, 7/01/34	7/24 at 100.00	AA-	922,047
42,645	Total Health Care			47,049,445
	Housing/Multifamily – 0.9%
2,375	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019B-1, 3.300%, 11/15/39	11/28 at 100.00	AAA	2,520,421
	Housing/Single Family – 0.1%
230	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020E-3, 1.850%, 5/15/38	5/30 at 100.00	AAA	222,014
	Long-Term Care – 1.6%
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc, Series 2014A, 5.000%, 8/01/44	8/24 at 100.00	BBB	1,174,910

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 1,200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc Project, Series 2016A, 5.000%, 9/01/46, 144A	9/26 at 100.00	BB	$1,315,056
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Mary Wade Home Issue, Series 2019A-1:
1,000	5.000%, 10/01/39, 144A	10/24 at 104.00	BB	1,058,770
200	5.000%, 10/01/54, 144A	10/24 at 104.00	BB	207,788
650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean Affiliates, Series 2020A, 5.000%, 1/01/45, 144A	1/26 at 102.00	BB+	702,136
4,150	Total Long-Term Care			4,458,660
	Tax Obligation/General – 24.8%
	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
600	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	669,834
1,000	5.000%, 7/01/33 – AGM Insured	7/24 at 100.00	AA	1,114,330
1,065	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,184,940
2,000	Bridgeport, Connecticut, General Obligation Bonds, Series 2016D, 5.000%, 8/15/41 – AGM Insured	8/26 at 100.00	AA	2,328,620
2,425	Connecticut Health and Educational Facilities Authoroity, Revneue Bonds, Connecticut State University System, Series 2016P-1, 5.000%, 11/01/28	11/26 at 100.00	A1	2,890,891
1,325	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/38	6/28 at 100.00	A1	1,616,858
1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	A1	1,029,850
2,400	Connecticut State, General Obligation Bonds, Series 2014A, 5.000%, 3/01/31	3/24 at 100.00	A1	2,701,080
3,000	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	A1	3,443,130
2,370	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/34	11/25 at 100.00	A1	2,788,637
	Connecticut State, General Obligation Bonds, Series 2017A:
1,000	5.000%, 4/15/34	4/27 at 100.00	A1	1,203,150
3,270	5.000%, 4/15/35	4/27 at 100.00	A1	3,926,420
1,510	Connecticut State, General Obligation Bonds, Series 2018A, 5.000%, 4/15/37	4/28 at 100.00	A1	1,840,765
	Connecticut State, General Obligation Bonds, Series 2019A:
1,150	5.000%, 4/15/36	4/29 at 100.00	A1	1,434,820
1,450	4.000%, 4/15/37 (UB) (4)	4/29 at 100.00	A1	1,678,346
650	5.000%, 4/15/39 (UB) (4)	4/29 at 100.00	A1	803,348
	Connecticut State, General Obligation Bonds, Series 2020A:
2,000	4.000%, 1/15/37	1/30 at 100.00	A1	2,329,500
2,250	5.000%, 1/15/40	1/30 at 100.00	A1	2,804,692
750	Connecticut State, General Obligation Bonds, Series 2020C, 5.000%, 6/01/40	6/30 at 100.00	A1	941,093
2,000	Connecticut State, General Obligation Bonds, Series 2021A, 3.000%, 1/15/40	1/31 at 100.00	A1	2,132,380
	East Haddam, Connecticut, General Obligation Bonds, Series 2020A:
300	3.000%, 12/01/37	12/28 at 100.00	AA+	326,532
250	3.000%, 12/01/40	12/28 at 100.00	AA+	269,128

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	East Lyme, Connecticut, General Obligation Bonds, Series 2020:
$ 880	3.000%, 7/15/38	7/28 at 100.00	AA	$921,650
500	3.000%, 7/15/39	7/28 at 100.00	AA	522,435
325	3.000%, 7/15/40	7/28 at 100.00	AA	338,835
500	Hamden, Connecticut, General Obligation Bonds, Series 2016, 5.000%, 8/15/33 – BAM Insured	8/24 at 100.00	AA	562,000
	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Refunding Series 2019C:
925	4.000%, 7/15/38	7/29 at 100.00	AA	1,070,928
1,000	4.000%, 7/15/40	7/29 at 100.00	AA	1,152,010
1,035	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series 2018, 5.000%, 7/15/35	7/28 at 100.00	AA	1,276,176
	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series 2019A:
1,000	4.000%, 7/15/38	7/29 at 100.00	AA	1,157,760
1,075	4.000%, 7/15/39	7/29 at 100.00	AA	1,241,389
1,000	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%, 8/15/36 – AGM Insured	8/26 at 100.00	AA	1,166,570
	New Haven, Connecticut, General Obligation Bonds, Series 2014A:
810	5.000%, 8/01/30 – AGM Insured	8/24 at 100.00	AA	914,701
700	5.000%, 8/01/31 – AGM Insured	8/24 at 100.00	AA	788,725
850	5.000%, 8/01/32 – AGM Insured	8/24 at 100.00	AA	955,604
850	5.000%, 8/01/34 – AGM Insured	8/24 at 100.00	AA	952,578
	New Haven, Connecticut, General Obligation Bonds, Series 2015:
795	5.000%, 9/01/32 – AGM Insured	9/25 at 100.00	AA	919,139
1,620	5.000%, 9/01/33 – AGM Insured	9/25 at 100.00	AA	1,868,362
500	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	574,540
485	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	559,700
1,035	Oxford, Connecticut, General Obligation Bonds, Series 2019A, 4.000%, 8/01/39	8/29 at 100.00	Aa2	1,213,372
2,370	Stratford, Connecticut, General Obligation Bonds, Series 2017, 4.000%, 1/01/39 – BAM Insured	1/27 at 100.00	AA	2,634,255
	Stratford, Connecticut, General Obligation Bonds, Series 2020A:
365	4.000%, 7/01/38 – BAM Insured	7/30 at 100.00	AA	428,671
330	4.000%, 7/01/40 – BAM Insured	7/30 at 100.00	AA	385,450
	Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015:
555	5.000%, 8/01/30 – BAM Insured	8/25 at 100.00	AA	653,340
485	5.000%, 8/01/31 – BAM Insured	8/25 at 100.00	AA	570,704
765	5.000%, 8/01/32 – BAM Insured	8/25 at 100.00	AA	899,456
555	5.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	652,020
555	5.000%, 8/01/34 – BAM Insured	8/25 at 100.00	AA	651,231
2,000	West Haven, Connecticut, General Obligation Bonds, Series 2012, 5.000%, 8/01/24 – AGM Insured	8/22 at 100.00	AA	2,123,960

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 750	West Haven, Connecticut, General Obligation Bonds, Series 2020, 4.000%, 3/15/40 – BAM Insured	3/30 at 100.00	AA	$ 837,030
58,380	Total Tax Obligation/General			67,450,935
	Tax Obligation/Limited – 14.6%
2,000	Connecticut Higher Education Supplemental Loan Authority, State Supported Revenue Bonds, CHESLA Loan Program, Series 2020B, 3.250%, 11/15/36 (AMT)	11/29 at 100.00	A1	2,004,740
2,500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	A+	2,767,050
1,390	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/33	8/25 at 100.00	A+	1,623,145
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A:
1,000	5.000%, 9/01/32	9/26 at 100.00	A+	1,203,580
3,500	5.000%, 9/01/33	9/26 at 100.00	A+	4,200,140
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2018A:
2,000	5.000%, 1/01/37	1/28 at 100.00	A+	2,426,120
2,000	5.000%, 1/01/38	1/28 at 100.00	A+	2,420,100
100	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2020A, 4.000%, 5/01/39	5/30 at 100.00	A+	115,064
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,400	5.250%, 1/01/36	1/22 at 100.00	BB	2,463,168
600	5.125%, 1/01/42	1/22 at 100.00	BB	613,680
500	Great Pond Improvement District, Connecticut, Special Obligaiton Revenue Bonds, Great Pond Phase 1 Project, Series 20019, 4.750%, 10/01/48, 144A	10/26 at 102.00	N/R	513,105
2,720	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	3,034,650
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
2,950	4.550%, 7/01/40	7/28 at 100.00	N/R	3,215,648
1,860	0.000%, 7/01/46	7/28 at 41.38	N/R	571,838
1,300	4.750%, 7/01/53	7/28 at 100.00	N/R	1,418,859
2,500	University of Connecticut, General Obligation Bonds, Series 2013A, 5.000%, 8/15/32	8/23 at 100.00	A+	2,726,100
740	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	A+	817,559
1,590	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 2/15/34	2/25 at 100.00	A+	1,800,500
3,000	University of Connecticut, General Obligation Bonds, Series 2017A, 5.000%, 1/15/36	1/27 at 100.00	A+	3,558,870
	University of Connecticut, General Obligation Bonds, Series 2019A:
1,000	5.000%, 11/01/36	11/28 at 100.00	A+	1,234,060
1,000	4.000%, 11/01/38	11/28 at 100.00	A+	1,135,380
36,650	Total Tax Obligation/Limited			39,863,356

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 1.1%
	Connecticut Airport Authority, Connecticut, Customer Facility Charge Revenue Bonds, Ground Transportation Center Project, Series 2019A:
$ 1,500	4.000%, 7/01/49 (AMT)	7/29 at 100.00	BBB	$1,587,885
1,250	5.000%, 7/01/49 (AMT)	7/29 at 100.00	BBB	1,433,713
2,750	Total Transportation			3,021,598
	U.S. Guaranteed – 15.0% (5)
1,185	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A2	1,203,901
6,975	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	7,087,437
1,555	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	1,579,538
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N:
495	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	A3	502,895
500	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	A3	507,975
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
1,000	5.125%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	A	1,016,370
2,500	5.625%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A	2,545,050
4,160	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	4,230,803
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	2,031,560
950	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Westminster School, Series 2014H, 3.250%, 7/01/32 (Pre-refunded 7/01/24)	7/24 at 100.00	A	1,038,160
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Refunding Series 2014B:
500	5.000%, 8/15/30 (Pre-refunded 8/15/24)	8/24 at 100.00	AA+	579,535
1,000	5.000%, 8/15/32 (Pre-refunded 8/15/24)	8/24 at 100.00	AA+	1,159,070
2,500	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A, 5.000%, 4/01/39 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa2	2,631,425
	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth Series 2014A:
1,010	5.000%, 8/01/39 (Pre-refunded 8/01/24)	8/24 at 100.00	AA-	1,168,863
1,055	5.000%, 8/01/44 (Pre-refunded 8/01/24)	8/24 at 100.00	AA-	1,220,941
4,130	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	AA-	4,213,385
500	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Eighth Series 2013A, 5.000%, 8/01/38 (Pre-refunded 8/01/22)	8/22 at 100.00	AA-	534,385
2,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Seventh Series 2012, 5.000%, 8/01/30 (Pre-refunded 8/01/22) – FGIC Insured	8/22 at 100.00	AA-	2,137,540
1,720	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R	1,729,408

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 600	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/34 (Pre-refunded 12/15/22)	12/22 at 100.00	AA-	$651,210
3,000	Waterbury, Connecticut, General Obligation Bonds, Series 2012A, 5.000%, 8/01/30 (Pre-refunded 8/01/22)	8/22 at 100.00	AA-	3,206,310
39,335	Total U.S. Guaranteed			40,975,761
	Utilities – 12.3%
415	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	Aa3	446,914
3,170	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/22 at 100.00	Aa3	3,280,221
2,000	Connecticut, State Revolving Fund General Revenue Bonds, Green Bonds, Series 2019A, 5.000%, 2/01/39	2/29 at 100.00	AAA	2,505,340
60	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured	3/21 at 100.00	AA+	60,219
2,040	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	2,349,040
295	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A, 5.000%, 1/01/50	7/30 at 100.00	A-	355,472
1,000	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	1,110,850
	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Refunding Green Bond Series 2014A:
2,250	5.000%, 11/01/35	11/24 at 100.00	Aa2	2,538,967
4,885	5.000%, 11/01/42	11/24 at 100.00	Aa2	5,488,151
1,500	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2020A, 5.000%, 10/01/45	10/30 at 100.00	Aa2	1,900,065
2,010	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/30, 144A	No Opt. Call	N/R	2,396,402
3,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Refunding Thirty-third Series 2017B-1, 5.000%, 8/01/41	8/28 at 100.00	AA-	3,644,310
2,915	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Thirty-Fourth Series 2019C, 5.000%, 8/01/44	8/29 at 100.00	AA-	3,591,018
500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2013A, 5.250%, 8/15/43	8/23 at 100.00	AA+	556,075
750	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2019, 4.000%, 4/01/44	4/29 at 100.00	AA+	866,977

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2020A:
$ 300	3.000%, 11/15/32	11/30 at 100.00	AA+	$336,669
395	3.000%, 11/15/33	11/30 at 100.00	AA+	441,093
1,300	4.000%, 11/15/45	11/30 at 100.00	AA+	1,533,480
28,785	Total Utilities			33,401,263
$ 241,820	Total Long-Term Investments (cost $254,976,787)			268,821,522
	Floating Rate Obligations – (0.6)%			(1,570,000)
	Other Assets Less Liabilities – 1.9%			5,070,347
	Net Assets – 100%			$ 272,321,869
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Massachusetts Municipal Bond Fund
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 94.5%
	MUNICIPAL BONDS – 94.5%
	Education and Civic Organizations – 20.1%
$ 1,315	Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019, 5.000%, 6/15/39	6/26 at 100.00	N/R	$1,437,913
	Massachusetts Development Finance Agency, Revenue Bonds, Berklee College of Music, Series 2016:
1,260	5.000%, 10/01/39	10/26 at 100.00	A	1,477,552
5,165	5.000%, 10/01/46	10/26 at 100.00	A	5,987,320
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2013S, 5.000%, 7/01/32	7/23 at 100.00	AA-	3,272,730
	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2017T:
2,350	5.000%, 7/01/39	7/27 at 100.00	AA-	2,836,661
1,020	5.000%, 7/01/42	7/27 at 100.00	AA-	1,225,836
5,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2013X, 5.000%, 10/01/48	10/23 at 100.00	AA-	5,469,000
	Massachusetts Development Finance Agency, Revenue Bonds, Brandeis University Issue, Series 2018R:
1,195	5.000%, 10/01/37	10/28 at 100.00	A+	1,447,276
840	5.000%, 10/01/38	10/28 at 100.00	A+	1,014,703
1,000	5.000%, 10/01/39	10/28 at 100.00	A+	1,205,370
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 5.000%, 1/01/35	1/25 at 100.00	BBB+	3,327,120
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A:
1,510	5.250%, 1/01/42	1/27 at 100.00	BBB+	1,751,419
1,500	5.000%, 1/01/47	1/27 at 100.00	BBB+	1,705,965
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2017A:
1,600	5.000%, 1/01/37	1/28 at 100.00	BBB+	1,895,520
6,020	5.000%, 1/01/40	1/28 at 100.00	BBB+	7,076,329
2,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2018, 5.000%, 1/01/43	1/28 at 100.00	BBB+	2,331,640
2,500	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	2,838,850
1,665	Massachusetts Development Finance Agency, Revenue Bonds, Harvard University, Series 2020A, 5.000%, 10/15/30	No Opt. Call	AAA	2,253,744
2,055	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A-	2,352,975

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue, Series 2015H:
$ 550	3.500%, 7/01/35	7/25 at 100.00	AA	$593,329
235	5.000%, 7/01/37	7/25 at 100.00	AA	269,825
700	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017, 5.000%, 7/01/37	7/26 at 100.00	BBB-	805,280
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2014A:
1,125	5.000%, 3/01/39	3/24 at 100.00	A1	1,240,583
1,850	5.000%, 3/01/44	3/24 at 100.00	A1	2,038,829
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2020A, 5.000%, 10/01/35	10/30 at 100.00	A1	1,297,630
1,550	Massachusetts Development Finance Agency, Revenue Bonds, Phillips Academy , Series 2014A, 5.000%, 9/01/43	9/23 at 100.00	AAA	1,720,454
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J, 5.250%, 10/01/39	10/23 at 100.00	BBB+	1,087,930
1,680	Massachusetts Development Finance Agency, Revenue Bonds, Simmons University Issue, Series 2020M, 5.000%, 10/01/39	10/30 at 100.00	BBB+	2,079,454
2,495	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2015, 5.000%, 7/01/33	7/25 at 100.00	AA	2,914,684
2,415	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2016, 4.000%, 7/01/41	1/27 at 100.00	AA	2,699,511
610	Massachusetts Development Finance Agency, Revenue Bonds, Suffolk University, Refunding Series 2019, 5.000%, 7/01/37	7/29 at 100.00	Baa2	741,614
5,000	Massachusetts Development Finance Agency, Revenue Bonds, Suffolk University, Refunding Series 2020A, 4.000%, 7/01/45	7/30 at 100.00	Baa2	5,523,050
1,500	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2017, 5.000%, 4/01/36	10/27 at 100.00	AA-	1,818,735
875	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q, 5.000%, 8/15/38	8/25 at 100.00	Aa2	995,846
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Wheaton College, Series 2017H, 5.000%, 1/01/37	1/28 at 100.00	Baa1	1,170,810
	Massachusetts Development Finance Agency, Revenue Bonds, Williams College, Refunding Series 2021T:
345	5.000%, 7/01/34 (WI/DD, Settling 3/11/21)	7/31 at 100.00	AA+	460,278
440	5.000%, 7/01/35 (WI/DD, Settling 3/11/21)	7/31 at 100.00	AA+	584,549
360	5.000%, 7/01/36 (WI/DD, Settling 3/11/21)	7/31 at 100.00	AA+	476,658
	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic Institution, Series 2018:
1,000	5.000%, 6/01/37	6/28 at 100.00	AA-	1,219,310
1,000	5.000%, 6/01/38	6/28 at 100.00	AA-	1,217,020
2,400	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A	2,505,144

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2017B:
$ 5,000	5.000%, 9/01/42	9/27 at 100.00	A	$5,957,750
5,000	5.000%, 9/01/45	9/27 at 100.00	A	5,924,700
	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2019:
745	5.000%, 9/01/33	9/29 at 100.00	A	930,147
3,500	5.000%, 9/01/49	9/29 at 100.00	A	4,194,120
	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Refunding Series 2017:
700	5.000%, 7/01/35	7/27 at 100.00	Baa2	826,133
500	5.000%, 7/01/36	7/27 at 100.00	Baa2	588,465
2,345	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Refunding Series 2016, 5.000%, 1/01/36	7/26 at 100.00	AA-	2,792,543
2,100	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	AA-	3,184,524
910	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2013, 5.250%, 7/01/29 (AMT)	7/22 at 100.00	AA	957,165
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017A:
1,480	5.000%, 7/01/24 (AMT)	No Opt. Call	AA	1,688,147
1,150	5.000%, 7/01/26 (AMT)	No Opt. Call	AA	1,378,551
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue L, Senior Series 2020B:
850	5.000%, 7/01/29 (AMT)	No Opt. Call	AA	1,061,302
1,000	5.000%, 7/01/30 (AMT)	No Opt. Call	AA	1,259,620
165	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2009I, 6.000%, 1/01/28	3/21 at 100.00	AA	167,364
420	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2011J, 5.625%, 7/01/33 (AMT)	7/21 at 100.00	AA	425,880
1,655	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2016J, 5.000%, 7/01/24 (AMT)	No Opt. Call	AA	1,887,759
1,000	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/27 (AMT)	1/25 at 100.00	AA	1,130,340
2,500	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2015-1, 5.000%, 11/01/40	11/25 at 100.00	Aa2	2,929,800
	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2020-1:
4,000	5.000%, 11/01/37	11/29 at 100.00	Aa2	5,088,840
1,545	5.000%, 11/01/39	11/29 at 100.00	Aa2	1,955,198
2,870	5.000%, 11/01/45	11/29 at 100.00	Aa2	3,567,812

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of Massachusetts Building Authority, Revenue Bonds, Refunding Senior Series 2019-1:
$ 1,000	5.000%, 5/01/38	5/29 at 100.00	Aa2	$1,255,770
2,000	5.000%, 5/01/39	5/29 at 100.00	Aa2	2,504,960
115,560	Total Education and Civic Organizations			136,025,336
	Health Care – 19.2%
5,915	Massachusetts Development Finance Agency Revenue Bonds, Children's Hospital Issue, Series 2014P, 5.000%, 10/01/46	10/24 at 100.00	AA	6,684,186
2,160	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series 2016I, 5.000%, 7/01/41	7/26 at 100.00	BBB+	2,451,125
2,340	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	AA-	2,539,883
6,000	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series 2019A, 5.000%, 6/01/39	6/29 at 100.00	BBB	7,210,500
3,200	Massachusetts Development Finance Agency, Revenue Bonds, Baystate Medical Center Issue, Series 2014N, 5.000%, 7/01/44	7/24 at 100.00	A+	3,499,200
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems, Series 2012G:
3,005	5.000%, 10/01/28	10/21 at 100.00	AA-	3,079,283
500	5.000%, 10/01/30	10/21 at 100.00	AA-	512,195
	Massachusetts Development Finance Agency, Revenue Bonds, Beth Israel Lahey Health Issue, Series 2019K:
1,250	5.000%, 7/01/36	7/29 at 100.00	A	1,551,675
725	5.000%, 7/01/37	7/29 at 100.00	A	896,999
1,400	5.000%, 7/01/38	7/29 at 100.00	A	1,727,278
275	5.000%, 7/01/39	7/29 at 100.00	A	338,429
250	5.000%, 7/01/41	7/29 at 100.00	A	304,745
3,905	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	BBB	4,385,315
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
2,000	5.000%, 7/01/32	7/26 at 100.00	BBB	2,333,860
1,625	5.000%, 7/01/36	7/26 at 100.00	BBB	1,878,370
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding Series 2016-I:
3,800	5.000%, 7/01/21	No Opt. Call	A	3,858,672
1,675	5.000%, 7/01/30	7/26 at 100.00	A	2,004,238
1,500	5.000%, 7/01/37	7/26 at 100.00	A	1,757,370
1,935	5.000%, 7/01/38	7/26 at 100.00	A	2,262,692

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2015H-1:
$ 900	5.000%, 7/01/30	7/25 at 100.00	A	$1,047,870
1,000	5.000%, 7/01/32	7/25 at 100.00	A	1,155,300
500	5.000%, 7/01/33	7/25 at 100.00	A	575,615
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
5,000	5.000%, 7/01/43	7/28 at 100.00	A	5,964,250
4,100	5.000%, 7/01/48	7/28 at 100.00	A	4,843,125
	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue, Series 2016N:
1,925	5.000%, 12/01/41	12/26 at 100.00	A1	2,268,016
6,100	5.000%, 12/01/46	12/26 at 100.00	A1	7,133,584
	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated Group Issue, Series 2015F:
2,645	5.000%, 8/15/35	8/25 at 100.00	A	3,044,104
5,325	5.000%, 8/15/45	8/25 at 100.00	A	6,020,658
	Massachusetts Development Finance Agency, Revenue Bonds, Mass General Brigham, Sereis 2020A-2:
3,000	5.000%, 7/01/37	1/30 at 100.00	AA-	3,818,070
2,145	5.000%, 7/01/39	1/30 at 100.00	AA-	2,712,567
3,535	4.000%, 7/01/40	1/30 at 100.00	AA-	4,115,412
1,365	4.000%, 7/01/41	1/30 at 100.00	AA-	1,583,960
1,545	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F, 5.750%, 7/15/43	7/23 at 100.00	BB+	1,641,640
	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2020G:
100	5.000%, 7/15/30, 144A	No Opt. Call	BB+	119,505
100	5.000%, 7/15/37, 144A	7/30 at 100.00	BB+	115,188
	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2016Q:
1,250	4.000%, 7/01/41	7/26 at 100.00	AA-	1,398,725
2,250	5.000%, 7/01/41	7/26 at 100.00	AA-	2,678,850
4,950	5.000%, 7/01/47	7/26 at 100.00	AA-	5,867,433
6,330	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2017S-1, 4.000%, 7/01/41	1/28 at 100.00	AA-	7,226,265
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F, 5.000%, 7/01/37	7/23 at 100.00	BBB+	1,072,540
365	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2021G, 4.000%, 7/01/46	7/31 at 100.00	A-	417,118
3,800	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital, Series 2013G, 5.000%, 7/01/44	7/23 at 100.00	BBB+	4,017,322

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 890	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017K, 5.000%, 7/01/38	1/27 at 100.00	A-	$1,031,118
	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L:
400	3.625%, 7/01/37	7/27 at 100.00	A-	429,920
1,855	5.000%, 7/01/44	7/27 at 100.00	A-	2,146,216
555	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/36	7/26 at 100.00	A-	640,015
500	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A, 5.000%, 7/01/44	1/29 at 100.00	BBB+	593,510
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2020C:
3,400	4.000%, 10/01/45 – AGM Insured	10/30 at 100.00	AA	3,839,382
3,355	3.000%, 10/01/45 – AGM Insured	10/30 at 100.00	AA	3,420,523
113,645	Total Health Care			130,213,816
	Housing/Multifamily – 1.3%
2,250	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 3.100%, 12/01/44	12/28 at 100.00	AA	2,335,342
2,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2020A-1, 3.000%, 12/01/45	12/28 at 100.00	AA	2,058,760
1,800	Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2020C-1, 2.450%, 12/01/45	12/29 at 100.00	AA	1,773,972
	Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2020D-1:
1,500	2.200%, 12/01/40	6/30 at 100.00	AA	1,502,265
1,000	2.375%, 12/01/45	6/30 at 100.00	AA	1,002,970
8,550	Total Housing/Multifamily			8,673,309
	Long-Term Care – 0.8%
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017:
1,910	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	2,052,104
275	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	300,954
560	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/31	7/25 at 100.00	A+	639,537
525	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2019, 5.000%, 12/01/42	12/25 at 103.00	A-	592,704
	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
240	5.250%, 1/01/26	1/23 at 100.00	BBB	257,158
790	5.750%, 1/01/28	1/23 at 100.00	BBB	852,971
400	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Inc, Refunding Series 2019, 5.000%, 10/01/39	10/24 at 104.00	BBB+	451,800
4,700	Total Long-Term Care			5,147,228

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 14.3%
$ 4,000	Attleboro, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2019, 4.000%, 2/15/44	2/27 at 100.00	AA	$4,481,920
5,725	Boston, Massachusetts, General Obligation Bonds, Series 2018A, 5.000%, 5/01/36	5/28 at 100.00	AAA	7,146,918
	Central Berkshire Regional School District, Dalton, Massachusetts, General Obligation Bonds, State Qualified Series 2019:
1,400	3.000%, 6/01/38	6/28 at 100.00	AA	1,499,568
1,440	3.000%, 6/01/39	6/28 at 100.00	AA	1,538,683
1,490	3.000%, 6/01/40	6/28 at 100.00	AA	1,586,716
	Fall River, Massachusetts, General Obligation Bonds, State Qualified Municipal Purpose Loan Series 2021:
1,655	4.000%, 12/01/32	12/29 at 100.00	Aa2	2,010,345
1,610	4.000%, 12/01/33	12/29 at 100.00	Aa2	1,941,241
2,000	Higham, Massachusetts, General Obligation Bonds, Water Series 2020, 3.000%, 2/15/38	8/28 at 100.00	AAA	2,197,220
1,750	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011, 5.000%, 2/15/32	3/21 at 100.00	AA	1,755,040
330	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	Aa1	330,000
10,000	Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2019C, 5.000%, 5/01/42	5/29 at 100.00	Aa1	12,396,600
3,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C, 5.000%, 7/01/45	7/25 at 100.00	Aa1	3,472,410
1,190	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46	3/24 at 100.00	Aa1	1,328,599
3,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017A, 5.000%, 4/01/42	4/27 at 100.00	Aa1	3,667,740
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F, 5.000%, 11/01/46	11/27 at 100.00	Aa1	6,168,450
	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2018A:
3,750	5.000%, 1/01/42	1/28 at 100.00	Aa1	4,589,963
2,490	5.000%, 1/01/45	1/28 at 100.00	Aa1	3,028,388
950	5.000%, 1/01/46	1/28 at 100.00	Aa1	1,154,070
11,110	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2019A, 5.250%, 1/01/44	1/29 at 100.00	Aa1	13,898,721
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2020C, 3.000%, 3/01/47	3/30 at 100.00	Aa1	5,253,900
5,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2020D, 5.000%, 7/01/48	7/30 at 100.00	Aa1	6,903,985
2,035	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2020E, 5.000%, 11/01/50	11/30 at 100.00	Aa1	2,567,804
2,500	Massachusetts State, General Obligation Bonds, Refunding Series 2020D, 4.000%, 11/01/40	11/30 at 100.00	Aa1	2,991,100
1,000	North Reading, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2012, 5.000%, 5/15/35	5/22 at 100.00	Aa2	1,055,060

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,010	Pentucket Regional School District, Massachusetts, General Obligation Bonds, Series 2019, 3.000%, 9/01/43	9/27 at 100.00	Aa2	$2,114,580
1,345	Waltham, Massachusetts, General Obligation Bonds, School Series 2020, 3.000%, 10/15/33	10/29 at 100.00	AA+	1,509,171
81,280	Total Tax Obligation/General			96,588,192
	Tax Obligation/Limited – 20.3%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,355	5.000%, 11/15/27	11/25 at 100.00	BB	1,551,299
1,000	5.000%, 11/15/39	11/25 at 100.00	BB	1,108,670
2,505	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	2,562,114
870	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	BB	890,027
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,160	5.000%, 12/01/31	12/26 at 100.00	BB	1,330,230
2,000	5.000%, 12/01/46	12/26 at 100.00	BB	2,224,620
1,010	Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2014, 5.000%, 5/01/33 – BAM Insured	11/24 at 100.00	AA	1,144,835
500	Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2017, 5.000%, 5/01/36	5/27 at 100.00	AA	604,270
6,345	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	6,727,096
2,500	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	2,879,975
	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Series 2020B-1:
2,000	5.000%, 7/01/32	7/30 at 100.00	AA	2,619,560
10,000	5.000%, 7/01/45	7/28 at 100.00	AA	12,224,700
5,570	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Sustainability Series 2017A-1, 5.000%, 7/01/41	7/27 at 100.00	AA	6,739,923
	Massachusetts College Building Authority, Project Revenue Bonds, Refunding Series 2003B:
1,010	5.375%, 5/01/22 – SYNCORA GTY Insured	No Opt. Call	AA	1,070,731
1,125	5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	AA	1,248,503
1,310	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2011A, 5.000%, 5/01/24	No Opt. Call	Aa2	1,497,173
1,650	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Refunding Series 2015C, 5.000%, 8/15/37	8/25 at 100.00	AAA	1,931,919
7,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated Series 2018A, 5.250%, 2/15/48	2/28 at 100.00	AA+	8,579,900
8,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated Series 2019A, 5.000%, 2/15/44	2/29 at 100.00	AA+	9,833,760
13,470	Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue Bonds, 2020A, 5.000%, 8/15/45	8/30 at 100.00	AAA	17,101,512
1,270	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge Program, Series 2017A, 5.000%, 6/01/42	6/27 at 100.00	AA+	1,572,425

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 6,575	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Refunding Series 2005, 5.500%, 1/01/27 – NPFG Insured	No Opt. Call	A1	$8,134,656
2,800	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Program, Series 2016A, 5.000%, 6/01/41	6/26 at 100.00	AA+	3,323,152
4,000	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Programs, Series 2018A, 5.250%, 6/01/43	6/28 at 100.00	AA+	4,970,400
7,000	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Programs, Series 2019A, 5.000%, 6/01/49	6/29 at 100.00	AA+	8,599,990
800	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2012A, 4.000%, 6/01/35	6/21 at 100.00	AA+	805,584
3,500	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	AA+	4,044,145
4,805	Massachusetts State, Transportation Fund Revenue Bonds, Refunding Series 2017A, 5.000%, 6/01/43	12/27 at 100.00	AA+	5,869,884
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
3,177	4.550%, 7/01/40	7/28 at 100.00	N/R	3,463,089
4,510	0.000%, 7/01/46	7/28 at 41.38	N/R	1,386,554
4,300	4.750%, 7/01/53	7/28 at 100.00	N/R	4,693,149
2,208	5.000%, 7/01/58	7/28 at 100.00	N/R	2,445,448
1,155	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40	7/28 at 100.00	N/R	1,242,376
2,800	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 5.000%, 7/01/58	7/28 at 100.00	BBB+	3,220,112
119,280	Total Tax Obligation/Limited			137,641,781
	Transportation – 7.0%
7,965	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Subordinated Series 2019C, 5.000%, 1/01/33	1/29 at 100.00	AA+	10,152,189
1,250	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2019A, 5.000%, 1/01/37	1/29 at 100.00	A+	1,544,562
1,500	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/42 (AMT)	7/27 at 100.00	Aa2	1,780,845
1,250	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2021A, 5.000%, 7/01/39	7/31 at 100.00	Aa2	1,619,725
1,200	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2021B, 5.000%, 7/01/40 (AMT)	7/31 at 100.00	Aa2	1,529,928
1,780	Massachusetts Port Authority, Revenue Bonds, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	Aa2	2,007,698
	Massachusetts Port Authority, Revenue Bonds, Series 2015A:
1,425	5.000%, 7/01/40	7/25 at 100.00	Aa2	1,653,784
2,000	5.000%, 7/01/45	7/25 at 100.00	Aa2	2,303,980
5,960	Massachusetts Port Authority, Revenue Bonds, Series 2019B, 5.000%, 7/01/44	7/29 at 100.00	Aa2	7,341,647
10,000	Massachusetts Port Authority, Revenue Bonds, Series 2019C, 5.000%, 7/01/49 (AMT)	7/29 at 100.00	Aa2	12,075,600
3,500	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2019A, 5.000%, 7/01/49 (AMT)	7/29 at 100.00	A1	4,167,870

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 840	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A1	$ 850,206
38,670	Total Transportation			47,028,034
	U.S. Guaranteed – 4.5% (4)
1,045	Boston, Massachusetts, General Obligation Bonds, Series 2013A, 4.000%, 3/01/25 (Pre-refunded 3/01/23)	3/23 at 100.00	AAA	1,124,117
1,890	Massachusetts College Building Authority, Project Revenue Bonds, Green Series 2014B, 5.000%, 5/01/44 (Pre-refunded 5/01/24)	5/24 at 100.00	Aa2	2,165,638
1,015	Massachusetts College Building Authority, Project Revenue Bonds, Refunding Series 2003B, 5.375%, 5/01/22 – SYNCORA GTY Insured (ETM)	No Opt. Call	AA	1,076,276
1,145	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37 (Pre-refunded 5/01/22)	5/22 at 100.00	Aa2	1,209,830
799	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue, Series 2013A, 6.250%, 11/15/28 (Pre-refunded 11/15/23), 144A	11/23 at 100.00	N/R	901,568
2,500	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2014M-4, 5.000%, 7/01/44 (Pre-refunded 7/01/23)	7/23 at 100.00	AA-	2,777,000
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	AA	1,016,120
3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37 (Pre-refunded 4/01/21)	4/21 at 100.00	Aa3	3,514,455
295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc, Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured	7/21 at 100.00	N/R	299,457
2,750	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	Aa2	2,927,980
500	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+	508,100
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A:
1,650	5.000%, 5/15/38 (Pre-refunded 5/15/23)	5/23 at 100.00	N/R	1,822,821
1,475	5.000%, 5/15/38 (Pre-refunded 5/15/23)	5/23 at 100.00	AAA	1,629,491
1,650	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B, 5.000%, 10/15/41 (Pre-refunded 10/15/21)	10/21 at 100.00	AAA	1,699,846
7,500	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Lien Series 2013-1, 5.000%, 11/01/39 (Pre-refunded 11/01/22)	11/22 at 100.00	Aa2	8,104,275
28,714	Total U.S. Guaranteed			30,776,974
	Utilities – 7.0%
4,000	Boston Water and Sewer Commission, Massachusetts, General Revenue Bonds, Senior Series 2018A, 4.000%, 11/01/40	5/26 at 100.00	AAA	4,489,040
2,805	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	3,229,929
670	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	750,594
2,700	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 18 Series 2015, 5.000%, 2/01/45	2/24 at 100.00	AAA	3,042,171

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	3/21 at 100.00	AAA	$60,219
1,820	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Green Series 2016C, 5.000%, 8/01/40	8/26 at 100.00	AA+	2,174,227
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2016B, 5.000%, 8/01/40	8/26 at 100.00	AA+	1,194,630
	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2017B:
1,000	5.000%, 8/01/39	8/27 at 100.00	AA+	1,221,130
1,870	5.000%, 8/01/42	8/27 at 100.00	AA+	2,268,254
8,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2019B, 5.000%, 8/01/44	8/29 at 100.00	AA+	9,988,720
	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2020B:
2,000	5.000%, 8/01/37	8/30 at 100.00	AA+	2,612,500
4,200	5.000%, 8/01/45	8/30 at 100.00	AA+	5,336,604
4,945	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/30, 144A	No Opt. Call	N/R	5,895,627
2,900	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – NPFG Insured	3/21 at 100.00	Baa2	2,921,605
1,010	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2017C, 5.000%, 4/15/33	4/27 at 100.00	AA	1,238,634
625	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2019E, 4.000%, 4/15/39	4/29 at 100.00	AA	724,525
39,605	Total Utilities			47,148,409
$ 550,004	Total Long-Term Investments (cost $608,313,034)			639,243,079
	Other Assets Less Liabilities – 5.5%			37,247,835
	Net Assets – 100%			$ 676,490,914
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen New Jersey Municipal Bond Fund
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.9%
	MUNICIPAL BONDS – 100.9%
	Consumer Discretionary – 0.2%
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$ 935	5.000%, 1/01/32	3/21 at 100.00	Caa3	$641,775
240	5.125%, 1/01/37	3/21 at 100.00	Caa3	154,687
1,175	Total Consumer Discretionary			796,462
	Consumer Staples – 2.9%
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
4,335	4.000%, 6/01/37	6/28 at 100.00	A-	4,882,814
325	5.000%, 6/01/46	6/28 at 100.00	BBB+	379,009
3,660	5.250%, 6/01/46	6/28 at 100.00	BBB+	4,355,290
2,415	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	2,790,339
10,735	Total Consumer Staples			12,407,452
	Education and Civic Organizations – 14.3%
225	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation Academy Charter School, Series 2018A, 5.000%, 7/01/38	1/28 at 100.00	BBB-	258,190
	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star Academy Charter School of Newark, Series 2017:
2,780	4.000%, 7/15/37	7/27 at 100.00	BBB-	2,955,307
100	5.000%, 7/15/47	7/27 at 100.00	BBB-	111,690
100	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A	9/27 at 100.00	BB	105,328
870	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	1,004,372
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding Series 2017:
170	5.000%, 6/01/32	12/27 at 100.00	A	199,634
285	3.000%, 6/01/32	12/27 at 100.00	A	290,150
1,060	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey, Refunding Series 2016F, 3.000%, 7/01/40	7/26 at 100.00	A	1,088,662
1,800	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 – AGM Insured	7/25 at 100.00	AA	1,935,990
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2015D:
2,000	5.000%, 7/01/31	7/25 at 100.00	A+	2,306,720
1,055	3.750%, 7/01/33	7/25 at 100.00	A+	1,137,606

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Refunding Series 2012B:
$ 525	5.000%, 7/01/37	7/22 at 100.00	A	$550,919
100	5.000%, 7/01/42	7/22 at 100.00	A	104,671
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
250	5.000%, 7/01/32	7/21 at 100.00	BB+	250,888
230	5.000%, 7/01/37	7/21 at 100.00	BB+	230,612
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
360	3.750%, 7/01/37	7/27 at 100.00	BB+	334,519
1,370	4.000%, 7/01/42	7/27 at 100.00	BB+	1,280,196
2,445	5.000%, 7/01/47	7/27 at 100.00	BB+	2,516,981
1,225	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2015C, 5.000%, 7/01/32	7/25 at 100.00	BBB+	1,366,451
710	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	BBB+	753,466
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C:
1,870	3.000%, 7/01/41	7/26 at 100.00	BBB+	1,879,294
2,430	3.000%, 7/01/46	7/26 at 100.00	BBB+	2,404,995
1,085	4.000%, 7/01/46	7/26 at 100.00	BBB+	1,146,346
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2020C, 3.250%, 7/01/49 – AGM Insured	7/30 at 100.00	AA	1,035,620
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology Issue, Green Series 2020A:
4,000	5.000%, 7/01/45	7/30 at 100.00	BBB+	4,765,120
500	4.000%, 7/01/50	7/30 at 100.00	BBB+	545,865
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology, Series 2017A:
1,000	5.000%, 7/01/42	7/27 at 100.00	BBB+	1,147,470
1,310	5.000%, 7/01/47	7/27 at 100.00	BBB+	1,485,121
500	4.000%, 7/01/47	7/27 at 100.00	BBB+	533,110
1,375	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2017B, 5.000%, 7/01/47 – AGM Insured	7/27 at 100.00	AA	1,587,149
	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds, Refunding Series 2018A:
3,000	3.750%, 12/01/31 (AMT)	6/28 at 100.00	Aaa	3,203,550
685	4.000%, 12/01/35 (AMT)	6/28 at 100.00	Aaa	732,532
1,145	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Refunding Senior Series 2019A, 2.375%, 12/01/29	6/28 at 100.00	Aa1	1,173,041

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2016-1A:
$ 1,940	3.500%, 12/01/32 (AMT)	12/25 at 100.00	Aaa	$2,009,976
440	4.000%, 12/01/39 (AMT)	12/25 at 100.00	Aaa	456,658
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A:
1,575	3.750%, 12/01/33 (AMT)	12/26 at 100.00	Aaa	1,667,342
190	4.000%, 12/01/40 (AMT)	12/26 at 100.00	Aaa	201,795
1,470	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Series 2019B, 3.250%, 12/01/39 (AMT)	6/28 at 100.00	Aa1	1,492,050
735	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Series 2020B, 3.500%, 12/01/39 (AMT)	12/28 at 100.00	Aa1	756,014
510	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	3/21 at 100.00	Aaa	510,352
525	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.375%, 12/01/26 (AMT)	12/22 at 100.00	Aaa	553,481
500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (AMT)	12/22 at 100.00	Aaa	530,645
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2013-1A:
625	3.625%, 12/01/25 (AMT)	12/22 at 100.00	Aaa	649,350
1,010	4.000%, 12/01/28 (AMT)	12/22 at 100.00	Aaa	1,049,208
495	4.000%, 12/01/31 (AMT)	12/22 at 100.00	Aaa	511,800
520	4.125%, 12/01/35 (AMT)	12/22 at 100.00	Aaa	536,874
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1:
695	4.250%, 12/01/32 (AMT)	12/23 at 100.00	Aaa	735,143
695	4.500%, 12/01/36 (AMT)	12/23 at 100.00	Aaa	736,026
1,620	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A, 4.000%, 12/01/30 (AMT)	12/24 at 100.00	Aaa	1,724,782
1,815	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2017-C, 4.250%, 12/01/47 (AMT)	12/26 at 100.00	Aaa	1,907,166
1,445	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2019C, 3.625%, 12/01/49 (AMT)	6/28 at 100.00	A2	1,469,464
3,000	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A1	3,355,290
57,365	Total Education and Civic Organizations			61,274,981
	Financials – 0.2%
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
230	5.750%, 10/01/21	No Opt. Call	Ba2	232,052
500	6.500%, 4/01/28	No Opt. Call	Ba2	548,315
730	Total Financials			780,367

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 13.2%
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
$ 1,720	5.000%, 2/15/25	2/24 at 100.00	BBB+	$1,924,491
800	5.000%, 2/15/28	2/24 at 100.00	BBB+	885,720
2,000	5.000%, 2/15/33	2/24 at 100.00	BBB+	2,168,320
800	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	851,144
195	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	3/21 at 100.00	AA-	195,566
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
815	6.000%, 7/01/26	7/21 at 100.00	BB+	825,391
700	6.250%, 7/01/35	7/21 at 100.00	BB+	708,876
1,545	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	3/21 at 100.00	BB+	1,549,434
400	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	7/22 at 100.00	AA-	424,840
560	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 4.000%, 7/01/41	1/27 at 100.00	AA-	617,176
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA-	2,246,760
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Meridian Health Obligated Group, Refunding Series 2017A:
3,160	5.000%, 7/01/28	7/27 at 100.00	AA-	3,910,626
2,040	5.000%, 7/01/57	7/27 at 100.00	AA-	2,352,650
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A, 4.000%, 7/01/45	7/24 at 100.00	A+	1,039,410
4,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Refunding Series 2016A, 4.000%, 7/01/41	7/26 at 100.00	AA-	4,873,754
4,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	AA-	5,695,567
570	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	AA-	615,925
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A:
460	5.000%, 7/01/32	7/26 at 100.00	AA	554,217
575	5.000%, 7/01/33	7/26 at 100.00	AA	691,466
600	5.000%, 7/01/34	7/26 at 100.00	AA	719,478
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
2,000	5.000%, 7/01/39	7/24 at 100.00	AA-	2,252,800
630	5.000%, 7/01/43	7/24 at 100.00	AA-	707,862

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,780	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43	7/26 at 100.00	AA-	$3,290,269
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016:
2,710	3.000%, 7/01/32	7/26 at 100.00	BBB-	2,851,977
235	4.000%, 7/01/34	7/26 at 100.00	BBB-	261,555
3,085	5.000%, 7/01/41	7/26 at 100.00	BBB-	3,574,651
1,685	4.000%, 7/01/48	7/26 at 100.00	BBB-	1,840,408
470	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke's Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A-	491,108
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A:
1,500	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	1,615,050
1,255	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,406,993
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health System Obligated Group, Series 2019:
1,670	4.000%, 7/01/44	7/29 at 100.00	A+	1,892,360
3,415	3.000%, 7/01/49	7/29 at 100.00	A+	3,474,797
50,675	Total Health Care			56,510,641
	Housing/Multifamily – 6.0%
600	New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Kean Properties LLC - Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	B	606,606
2,440	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC - New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BB-	2,456,812
2,120	New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds, Riverside Village Family Apartments Phase 1 Project, Series 2019F, 1.350%, 12/01/22	No Opt. Call	Aaa	2,157,439
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
1,770	4.350%, 11/01/33 (AMT)	11/22 at 100.00	AA	1,832,428
1,015	4.600%, 11/01/38 (AMT)	11/22 at 100.00	AA	1,050,007
1,010	4.750%, 11/01/46 (AMT)	11/22 at 100.00	AA	1,042,855
1,560	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA-	1,634,272
1,135	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016A, 3.750%, 11/01/45	11/25 at 100.00	AA-	1,195,654
2,105	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B, 3.600%, 11/01/40	11/25 at 100.00	AA-	2,207,387
875	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2017D, 3.900%, 11/01/32 (AMT)	5/26 at 100.00	AA-	951,676

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2018A:
$ 1,915	3.600%, 11/01/33	11/27 at 100.00	AA-	$2,080,494
1,865	3.875%, 11/01/38	11/27 at 100.00	AA-	2,031,097
1,045	3.950%, 11/01/43	11/27 at 100.00	AA-	1,136,553
650	4.000%, 11/01/48	11/27 at 100.00	AA-	704,782
500	4.100%, 11/01/53	11/27 at 100.00	AA-	543,555
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2019A:
1,750	2.900%, 11/01/39	11/28 at 100.00	AA-	1,847,055
515	3.000%, 11/01/44	11/28 at 100.00	AA-	532,726
870	3.050%, 11/01/49	11/28 at 100.00	AA-	907,619
465	3.150%, 5/01/53	11/28 at 100.00	AA-	484,000
600	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2020A, 2.450%, 11/01/45	11/29 at 100.00	AA-	582,870
24,805	Total Housing/Multifamily			25,985,887
	Housing/Single Family – 3.2%
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A:
2,080	3.600%, 4/01/33	10/27 at 100.00	AA	2,259,462
1,360	3.750%, 10/01/35	10/27 at 100.00	AA	1,488,343
2,580	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018B, 3.800%, 10/01/32 (AMT)	10/27 at 100.00	AA	2,797,804
2,945	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2019C, 4.000%, 4/01/49	4/28 at 100.00	AA	3,155,008
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2020E:
1,920	2.250%, 10/01/40	4/29 at 100.00	AA	1,897,402
2,000	3.500%, 4/01/51	4/29 at 102.44	AA	2,202,060
12,885	Total Housing/Single Family			13,800,079
	Long-Term Care – 1.2%
530	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	537,044
1,205	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB-	1,257,429
	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A:
315	3.750%, 7/01/24	No Opt. Call	BBB-	324,340
405	5.000%, 7/01/29	7/24 at 100.00	BBB-	437,420
2,170	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal LLC Project, Series 2020, 5.000%, 1/01/40, 144A	1/28 at 102.00	N/R	2,147,953

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A	10/26 at 102.00	N/R	$ 472,510
5,125	Total Long-Term Care			5,176,696
	Tax Obligation/General – 13.4%
1,000	Berkeley Heights Township, Union County, New Jersey, General Obligation Bonds, Bond Anticipation Note Series 2020, 0.500%, 3/09/21	3/21 at 100.00	N/R	1,000,080
735	Cumberland County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Vineland Public Safety Building Project, Series 2017, 3.250%, 12/15/37	12/27 at 100.00	AA	794,248
820	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aaa	894,874
15	Flemington-Raritan Regional School District, Hunterdon County, New Jersey, General Obligation Bonds, Series 2019, 2.375%, 9/01/34	9/26 at 100.00	AA	15,077
	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019:
1,000	2.000%, 2/01/28 – BAM Insured	No Opt. Call	AA	1,033,800
1,500	2.250%, 2/01/29 – BAM Insured	No Opt. Call	AA	1,568,415
180	Hamilton Township, Mercer County Board of Education, New Jersey, General Obligation Bonds, Series 2017, 3.250%, 12/15/38	12/27 at 100.00	AA	191,097
1,380	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018, 3.375%, 3/01/34 – BAM Insured	3/28 at 100.00	AA	1,492,346
	Hudson County Improvement Authority, New Jersey, County Guaranteed Governmental Loan Revenue Bonds, Guttenberg General Obligation Bond Project, Series 2018:
125	3.250%, 8/01/34	8/25 at 100.00	AA	131,721
340	5.000%, 8/01/42	8/25 at 100.00	AA	394,798
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016:
6,490	5.000%, 5/01/46 (UB) (4)	5/26 at 100.00	AA	7,679,877
1,000	5.250%, 5/01/51	5/26 at 100.00	AA	1,194,680
5,000	Mercer County, New Jersey, General Obligation Bonds, General Capital Improvement Open Space Farmland NotesSeries 2020A, 2.000%, 6/10/21	No Opt. Call	N/R	5,025,150
3,060	Monmouth County Improvement Authority, New Jersey, Governmental Pooled Loan Revenue Bonds, Series 2020A, 2.000%, 7/12/21	No Opt. Call	N/R	3,080,472
	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding Parking Utility Series 2014A:
330	3.750%, 1/01/33	1/24 at 100.00	AAA	349,176
220	5.000%, 1/01/37	1/24 at 100.00	AAA	246,952
610	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/30	9/22 at 100.00	A+	644,880
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016A:
1,885	5.000%, 9/01/32 – BAM Insured	9/26 at 100.00	AA	2,237,797
1,325	5.000%, 9/01/39 – BAM Insured	9/26 at 100.00	AA	1,547,030
1,000	New Brunswick, New Jersey, General Obligation Bonds, Cultural Center Project, Series 2017, 4.000%, 9/15/44 – AGM Insured	9/27 at 100.00	AA	1,106,590

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A:
$ 2,000	3.000%, 6/01/32	No Opt. Call	A3	$2,210,120
1,795	4.000%, 6/01/32	No Opt. Call	A3	2,174,104
500	Newark, New Jersey, General Obligation Notes, Series 2020, 3.500%, 7/27/21	No Opt. Call	N/R	506,480
1,500	Ocean City, New Jersey, General Obligation Bonds, General Improvement Series 2019, 2.250%, 9/15/33	9/26 at 100.00	AA	1,546,530
2,625	Passaic County, New Jersey, General Obligation Bonds, General Improvement Series 2019A, 1.000%, 12/01/34	12/27 at 100.00	Aa1	2,209,751
1,145	Somers Point, New Jersey, General Obligation Bonds, Improvement Sewer Utility Series 2019, 2.000%, 10/01/31	10/26 at 100.00	AA-	1,154,652
1,000	Somerset County, New Jersey, General Obligation Bonds, Bond Anticpation Notes Series 2020, 4.000%, 9/09/21	No Opt. Call	N/R	1,019,880
625	South Orange Village Township, New Jersey, General Obligation Bonds, Refunding Series 2020, 4.000%, 1/15/24	No Opt. Call	AA-	687,225
3,835	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Bonds, Covantan Union Inc Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (AMT)	12/21 at 100.00	AA+	3,974,786
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	Aaa	2,546,186
2,900	Union County, New Jersey, General Obligation Bonds, Bond Anticipation Notes Series 2020, 4.000%, 6/18/21	No Opt. Call	N/R	2,933,147
4,000	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017, 3.000%, 3/01/27	9/25 at 100.00	Aaa	4,381,120
1,500	Verona Township Board of Education, Essex County, New Jersey, General Obligation Bonds, Refunding Series 2020, 2.250%, 3/01/39	3/27 at 100.00	AA-	1,420,230
53,955	Total Tax Obligation/General			57,393,271
	Tax Obligation/Limited – 23.2%
650	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	807,573
3,655	Camden County Improvement Authority, New Jersey, County Guaranteed Loan Revenue Bonds, City Hall Project, Series 2018, 3.250%, 12/01/37	12/28 at 100.00	AA	3,988,738
1,795	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AA	2,223,287
	Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University Project, Series 2019:
3,000	5.000%, 7/01/44	7/29 at 100.00	Aa1	3,638,970
4,000	4.000%, 7/01/48	7/29 at 100.00	Aa1	4,487,400
1,050	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	1,077,636
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
350	5.000%, 6/15/21	No Opt. Call	BBB	354,722
2,870	5.000%, 6/15/25	6/22 at 100.00	BBB	3,004,804
485	5.000%, 6/15/28	6/22 at 100.00	BBB	504,759
2,985	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A, 4.000%, 11/01/39	11/29 at 100.00	Baa1	3,291,231

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,190	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB	$2,269,541
2,000	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	Baa1	2,354,460
3,780	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, 5.250%, 6/15/40	6/25 at 100.00	Baa1	4,269,321
1,350	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social Series 2021QQQ, 5.000%, 6/15/33	12/30 at 100.00	Baa1	1,682,060
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN:
1,525	5.000%, 3/01/30	3/23 at 100.00	Baa1	1,633,275
1,150	5.000%, 3/01/31	3/23 at 100.00	Baa1	1,230,224
1,500	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26	6/24 at 100.00	Baa1	1,688,805
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
225	5.000%, 6/15/29	6/26 at 100.00	A+	264,112
125	5.000%, 6/15/30	6/26 at 100.00	A+	145,691
2,770	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A, 5.000%, 6/15/31	6/26 at 100.00	A+	3,218,103
14,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	Baa1	11,497,930
1,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	Baa1	2,072,995
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
6,925	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	5,472,343
4,765	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	3,654,755
1,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	745,180
1,550	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	Baa1	1,787,413
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
2,555	5.500%, 6/15/31	6/21 at 100.00	Baa1	2,587,397
2,595	5.250%, 6/15/36	6/21 at 100.00	Baa1	2,624,868
8,830	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	6/22 at 100.00	Baa1	9,181,257
100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA, 5.000%, 6/15/36	6/23 at 100.00	Baa1	107,427
1,035	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A, 4.000%, 12/15/39	12/29 at 100.00	Baa1	1,142,205

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
$ 210	3.500%, 6/15/46	12/28 at 100.00	Baa1	$217,390
1,500	5.000%, 6/15/50	12/28 at 100.00	Baa1	1,736,925
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA:
1,025	4.000%, 6/15/45	12/30 at 100.00	Baa1	1,116,676
1,000	5.000%, 6/15/45	12/30 at 100.00	Baa1	1,193,470
100	3.000%, 6/15/50	12/30 at 100.00	Baa1	97,624
1,140	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36	5/25 at 100.00	AA	1,209,882
	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
1,330	5.000%, 5/01/21	No Opt. Call	Aa1	1,340,547
1,715	3.500%, 5/01/35	5/22 at 100.00	Aa1	1,746,385
3,770	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured	No Opt. Call	Aaa	4,030,281
3,000	Union County Improvement Authority, New Jersey, Lease Revenue Bonds, Plainfield - Park Madison Redevelopment Project, Refunding Series 2013A, 5.000%, 3/01/34 (UB) (4)	No Opt. Call	AA+	3,878,580
97,805	Total Tax Obligation/Limited			99,576,242
	Transportation – 12.1%
1,100	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	1,172,930
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
360	5.000%, 1/01/34	1/24 at 100.00	A1	396,932
1,510	4.125%, 1/01/39	1/24 at 100.00	A1	1,614,371
2,000	5.000%, 1/01/44	1/24 at 100.00	A1	2,191,700
1,290	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019, 4.000%, 1/01/44	1/29 at 100.00	A1	1,456,281
1,635	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015, 4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	1,810,158
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017:
1,000	5.000%, 7/01/42	7/27 at 100.00	A1	1,204,460
3,115	5.000%, 7/01/47	7/27 at 100.00	A1	3,714,731
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2019A:
1,050	5.000%, 7/01/30	7/29 at 100.00	A1	1,359,246
1,130	5.000%, 7/01/31	7/29 at 100.00	A1	1,456,762
1,000	3.000%, 7/01/49	7/29 at 100.00	A1	1,040,970
1,760	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A+	1,958,246

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
$ 1,000	5.000%, 1/01/24	1/23 at 100.00	A	$1,067,140
1,095	5.000%, 1/01/26	1/23 at 100.00	A	1,161,094
1,070	5.000%, 1/01/27	1/23 at 100.00	A	1,131,632
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,260	5.000%, 7/01/23 (AMT)	No Opt. Call	A2	1,387,247
1,520	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	AA	1,703,312
1,445	5.625%, 1/01/52 (AMT)	1/24 at 100.00	BBB+	1,598,936
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999:
310	5.125%, 9/15/23 (AMT)	8/22 at 101.00	Ba3	329,273
1,025	5.250%, 9/15/29 (AMT)	8/22 at 101.00	Ba3	1,089,421
380	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)	3/24 at 101.00	Ba3	424,760
	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017:
3,085	5.000%, 10/01/37 (AMT)	10/27 at 100.00	Baa3	3,494,195
2,810	5.000%, 10/01/47 (AMT)	10/27 at 100.00	Baa3	3,127,305
1,300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	1,691,976
1,000	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A, 4.000%, 1/01/42	1/31 at 100.00	A+	1,160,890
1,810	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	Aa3	1,995,960
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twelfth Series 2019:
3,000	4.000%, 9/01/38	9/29 at 100.00	Aa3	3,478,710
3,000	4.000%, 9/01/39	9/29 at 100.00	Aa3	3,469,950
	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2019A:
1,750	5.000%, 11/01/31 – AGM Insured	11/29 at 100.00	AA	2,239,948
1,000	5.000%, 11/01/33 – AGM Insured	11/29 at 100.00	AA	1,266,780
520	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2020A, 5.000%, 11/01/45	11/30 at 100.00	BBB+	642,668
45,330	Total Transportation			51,837,984
	U.S. Guaranteed – 4.5% (5)
1,940	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 (Pre-refunded 9/01/24) – AGM Insured	9/24 at 100.00	AA	2,251,816
5	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured (ETM)	No Opt. Call	Aaa	5,454

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 220	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, 5.250%, 6/15/40 (Pre-refunded 6/15/25)	6/25 at 100.00	N/R	$263,945
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
770	5.000%, 7/01/38 (Pre-refunded 7/01/23)	7/23 at 100.00	A	855,316
1,015	5.000%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	A	1,127,462
595	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A, 5.000%, 7/01/45 (Pre-refunded 7/01/24)	7/24 at 100.00	A+	685,244
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
195	3.750%, 7/01/27 (ETM)	No Opt. Call	N/R	218,322
1,125	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,197,023
1,095	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,165,102
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center Obligated Group Issue, Refunding Series 2013:
140	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	154,939
660	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	736,144
80	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	88,998
360	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	403,621
360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	366,426
	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A:
435	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	462,549
990	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	1,053,380
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011A:
155	6.000%, 6/15/35 (Pre-refunded 6/15/21)	6/21 at 100.00	Baa1	157,551
75	5.500%, 6/15/41 (Pre-refunded 6/15/21)	6/21 at 100.00	Baa1	76,132
140	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.000%, 6/15/42 (Pre-refunded 6/15/21)	6/21 at 100.00	Baa1	141,912
1,405	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28 (Pre-refunded 1/01/23)	1/23 at 100.00	A+	1,528,162
3,150	New Jersey Turnpike Authority, Revenue Bonds, Series 2013A, 5.000%, 1/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	3,353,868
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A:
570	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	604,582
930	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	A+	985,819
70	5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	74,247
1,175	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43 (Pre-refunded 5/01/23)	5/23 at 100.00	Aa3	1,295,907
17,655	Total U.S. Guaranteed			19,253,921

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 6.5%
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A:
$ 500	5.000%, 6/15/37 (AMT)	6/22 at 100.00	Baa2	$520,600
1,000	5.125%, 6/15/43 (AMT)	6/22 at 100.00	Baa2	1,041,000
3,425	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39	8/24 at 100.00	A1	3,446,680
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
1,045	5.000%, 10/01/23	No Opt. Call	A+	1,164,882
2,175	4.250%, 10/01/47 (AMT)	10/22 at 100.00	A+	2,226,700
4,195	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2019, 4.000%, 8/01/59 (AMT)	8/29 at 100.00	A+	4,564,244
5,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2019A, 2.200%, 10/01/39 (AMT) (Mandatory Put 12/03/29)	12/29 at 100.00	A+	5,219,150
3,150	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2020B, 1.200%, 11/01/34 (AMT) (Mandatory Put 6/01/23)	No Opt. Call	A+	3,187,044
695	Passaic County Utilities Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Refunding Series 2018, 5.000%, 3/01/37	No Opt. Call	AA	946,034
565	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB	592,668
5,000	Salem County Pollution Control Financing Authority, New Jersey, Revenue Bonds, Atlantic City Electric Company Project, Refunding Series 2020, 2.250%, 6/01/29	No Opt. Call	A	4,986,650
26,750	Total Utilities			27,895,652
$ 404,990	Total Long-Term Investments (cost $406,607,639)			432,689,635
	Floating Rate Obligations – (1.8)%			(7,590,000)
	Other Assets Less Liabilities – 0.9% (6)			3,688,497
	Net Assets – 100%			$ 428,788,132
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury Long Bond	Short	(26)	6/21	$(4,184,949)	$(4,139,688)	$45,261	$(26,000)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
See accompanying notes to financial statements.

Nuveen New York Municipal Bond Fund
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.1%
	MUNICIPAL BONDS – 98.1%
	Consumer Staples – 3.3%
$ 15,110	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	3/21 at 100.00	B-	$15,124,808
76,105	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50, 144A	3/21 at 16.03	N/R	10,298,529
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1:
1,760	5.625%, 6/01/35	No Opt. Call	BBB	1,905,182
6,885	5.750%, 6/01/43	No Opt. Call	BB+	8,660,435
1,565	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	1,648,915
3,000	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	3,229,470
104,425	Total Consumer Staples			40,867,339
	Education and Civic Organizations – 13.7%
	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A:
1,000	5.000%, 4/01/27	4/21 at 100.00	BB	1,002,740
290	5.000%, 4/01/37	4/21 at 100.00	BB	290,510
2,145	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	3/21 at 100.00	B+	2,149,762
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
1,630	5.000%, 4/01/33	4/23 at 100.00	BBB-	1,717,009
1,250	5.500%, 4/01/43	4/23 at 100.00	BBB-	1,318,113
	Build New York City Resource Corporation, New York, Revenue Bonds, Children?s Aid Society Project, Series 2015 BUILD NYC CHILDRENS AID SOCIETY:
2,500	5.000%, 7/01/40	7/25 at 100.00	A+	2,802,375
2,500	5.000%, 7/01/45	7/25 at 100.00	A+	2,781,825
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York - Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,000	5.000%, 6/01/38	6/24 at 100.00	Aa2	1,129,950
4,050	5.000%, 6/01/43	6/24 at 100.00	Aa2	4,558,275
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
2,240	5.000%, 11/01/39	11/24 at 100.00	BB	2,403,923
2,200	5.500%, 11/01/44	11/24 at 100.00	BB	2,383,612

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
$ 1,050	5.000%, 4/15/33	4/23 at 100.00	BB+	$1,090,362
1,875	5.000%, 4/15/43	4/23 at 100.00	BB+	1,931,119
2,395	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1, 5.000%, 6/01/55, 144A	12/30 at 100.00	N/R	2,442,972
595	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	A-	681,822
	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007:
1,670	5.250%, 7/01/29 – FGIC Insured	No Opt. Call	Baa2	1,922,988
735	5.250%, 7/01/34 – FGIC Insured	No Opt. Call	Baa2	857,620
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
2,930	5.500%, 1/01/39	7/24 at 100.00	BBB-	3,140,726
3,065	5.500%, 1/01/44	7/24 at 100.00	BBB-	3,266,401
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Refunding Series 2015A, 5.000%, 7/01/43	7/25 at 100.00	A2	1,835,888
7,740	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	7,767,632
	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2020:
5,500	4.000%, 7/01/46	7/29 at 100.00	A	6,170,230
3,500	4.000%, 7/01/50	7/29 at 100.00	A	3,913,630
2,760	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A-	3,149,160
4,590	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A3	5,198,634
3,760	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2016A, 5.000%, 7/01/46	1/27 at 100.00	A3	4,286,964
1,055	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	Aa2	1,538,380
3,450	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	Aa2	4,069,034
1,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2018A, 5.000%, 7/01/48	7/28 at 100.00	Aa2	1,835,310
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2019A:
1,700	5.000%, 7/01/42	7/29 at 100.00	Aa2	2,108,425
11,215	5.000%, 7/01/49	7/29 at 100.00	Aa2	13,791,422
1,355	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	A1	1,647,721
13,665	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Green Series 2019B, 5.000%, 7/01/50	7/29 at 100.00	Aa1	16,826,261

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 5,000	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Series 2020A, 5.000%, 7/01/53	7/30 at 100.00	Aa1	$6,260,800
100	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph?s College, Series 2021, 5.000%, 7/01/51	7/30 at 100.00	BBB-	114,583
3,450	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A	12/26 at 100.00	BB-	3,676,665
7,500	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016B, 0.000%, 1/01/45	No Opt. Call	N/R	2,952,825
3,040	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	3,263,440
760	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BBB	827,313
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
3,225	3.000%, 1/01/39 – AGM Insured	1/31 at 100.00	AA	3,383,057
1,885	3.000%, 1/01/40 – AGM Insured	1/31 at 100.00	AA	1,972,181
1,295	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A, 4.000%, 3/01/45	9/30 at 100.00	AA	1,453,961
3,150	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Refunding Series 2021, 5.000%, 7/01/31	No Opt. Call	AA	4,254,233
6,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 1, 2.450%, 9/15/69	3/29 at 100.00	Aa2	6,339,255
3,740	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2, 2.625%, 9/15/69	3/29 at 100.00	A2	3,785,104
2,810	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3, 2.800%, 9/15/69	3/29 at 100.00	Baa2	2,718,956
750	Oneida County Local Development Corporation, New York, Revenue Bonds, Utica College Project, Series 2019, 4.000%, 7/01/39	7/29 at 100.00	BBB-	792,285
	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012:
1,000	5.000%, 7/01/32	7/22 at 100.00	Baa2	1,040,110
1,745	5.000%, 7/01/42	7/22 at 100.00	Baa2	1,803,737
10,000	Onondaga County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2019, 5.000%, 12/01/45	12/29 at 100.00	AA-	12,379,100
	Yonkers Economic Development Corporation, New York, Educational Revenue Bonds, Lamartine/Warburton LLC-Charter School of Educational Excellence Project, Series 2019A:
200	4.000%, 10/15/29	No Opt. Call	N/R	216,962
205	5.000%, 10/15/39	10/29 at 100.00	N/R	232,929
154,865	Total Education and Civic Organizations			169,478,291

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Financials – 1.1%
$ 5,710	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A2	$8,001,366
3,475	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A2	5,087,539
9,185	Total Financials			13,088,905
	Health Care – 5.2%
	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2020A:
7,650	4.000%, 9/01/45	3/30 at 100.00	BBB	8,553,083
3,885	4.000%, 9/01/50	3/30 at 100.00	BBB	4,313,865
2,300	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43	5/25 at 100.00	A-	2,566,731
29,985	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A, 4.000%, 7/01/50	7/30 at 100.00	A	34,096,243
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015, 5.000%, 12/01/29, 144A	6/25 at 100.00	BBB-	1,139,050
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017, 5.000%, 12/01/36, 144A	6/27 at 100.00	BBB-	227,998
	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc Project, Series 2016B:
2,000	4.000%, 7/01/41	7/26 at 100.00	A-	2,131,460
1,325	5.000%, 7/01/46	7/26 at 100.00	A-	1,484,490
1,395	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	12/22 at 100.00	BBB+	1,466,103
2,600	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2020A, 4.000%, 12/01/38	12/30 at 100.00	BBB+	2,980,770
375	Monroe County Industrial Development Corporation, New York, Tax-Exempt Revenue Bonds, Highland Hospital of Rochester Project, Series 2015, 5.000%, 7/01/34	7/25 at 100.00	A	424,286
2,000	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2020A, 4.000%, 2/15/45	2/31 at 100.00	Aa3	2,282,580
1,715	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A-	1,737,004
1,000	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	Baa2	1,093,040
57,430	Total Health Care			64,496,703
	Housing/Multifamily – 0.1%
45	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	3/21 at 100.00	AA	45,201
1,430	New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, Cannon Street Senior Housing Project, Series 2007A, 5.300%, 2/15/39 (AMT)	3/21 at 100.00	Aa1	1,432,917
1,475	Total Housing/Multifamily			1,478,118

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 2.4%
$ 19,020	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	$20,690,907
7,550	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	8,394,468
26,570	Total Industrials			29,085,375
	Long-Term Care – 0.2%
650	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	3/21 at 100.00	A2	651,449
550	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann's Community Project, Series 2019, 5.000%, 1/01/40	1/26 at 103.00	N/R	603,675
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
305	5.800%, 7/01/23	3/21 at 100.00	N/R	291,836
395	6.100%, 7/01/28	3/21 at 100.00	N/R	350,788
210	6.200%, 7/01/33	3/21 at 100.00	N/R	176,673
2,110	Total Long-Term Care			2,074,421
	Materials – 0.3%
	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc Project, Series 2014:
860	4.500%, 1/01/25 (AMT), 144A	No Opt. Call	N/R	919,134
2,145	5.000%, 1/01/35 (AMT), 144A	1/25 at 100.00	N/R	2,371,061
3,005	Total Materials			3,290,195
	Tax Obligation/General – 6.1%
3,325	Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series 2019B, 5.000%, 4/01/37 – AGM Insured	4/30 at 100.00	AA	4,220,256
1,955	Nassau County, New York, General Obligation Bonds, General Improvement Series 2019A, 5.000%, 4/01/37 – AGM Insured	4/29 at 100.00	AA	2,437,455
	Nassau County, New York, General Obligation Bonds, General Improvment Series 2016C:
2,000	5.000%, 4/01/39 – BAM Insured	4/26 at 100.00	AA	2,350,220
1,000	5.000%, 4/01/40 – BAM Insured	4/26 at 100.00	AA	1,172,430
35	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1, 5.000%, 3/01/37	3/23 at 100.00	AA	37,992
2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	AA	2,213,100
2,500	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/32	8/24 at 100.00	AA	2,853,850
1,650	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	1,955,201
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
10,420	5.000%, 3/01/39	3/28 at 100.00	AA	12,472,323
11,000	5.000%, 3/01/40	3/28 at 100.00	AA	13,135,210

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
$ 14,420	5.000%, 4/01/40	4/28 at 100.00	AA	$17,246,464
5,000	5.000%, 4/01/45	4/28 at 100.00	AA	5,906,500
7,500	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/42	8/30 at 100.00	AA	9,324,225
5	New York City, New York, General Obligation Bonds, Series 2011D-I, 5.000%, 10/01/34	10/21 at 100.00	AA	5,129
62,810	Total Tax Obligation/General			75,330,355
	Tax Obligation/Limited – 24.8%
8,300	Battery Park City Authority, New York, Revenue Bonds, Senior Sustainability Series 2019A, 5.000%, 11/01/49	11/29 at 100.00	Aaa	10,491,615
2,945	Dormitory Authority of the State of New York, Master BOCES Program, Revenue Bonds, Onondaga, Cortland and Madison Issue, Series 2020, 4.000%, 8/15/41	8/28 at 100.00	Aa3	3,263,826
	Dormitory Authority of the State of New York, Residential Insitutions for Children Revenue Bonds, Series 2008-A1:
1,855	5.000%, 6/01/33	3/21 at 100.00	Aa1	1,861,530
2,320	5.000%, 6/01/38	3/21 at 100.00	Aa1	2,327,981
20	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	3/21 at 100.00	AA	20,071
5,955	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/34	3/21 at 100.00	AA+	5,975,426
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	2/22 at 100.00	AA+	1,042,220
3,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C Group C, 5.000%, 3/15/44	3/24 at 100.00	AA+	3,372,330
6,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015A, 5.000%, 3/15/31	3/25 at 100.00	AA+	7,035,720
2,830	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group B, 5.000%, 2/15/32	2/25 at 100.00	AA+	3,307,223
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group C, 5.000%, 2/15/38	2/25 at 100.00	AA+	1,160,980
7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2017A, 5.000%, 2/15/37	2/27 at 100.00	AA+	8,394,190
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019A Bidding Group 2,3,4:
4,150	5.000%, 3/15/38	3/29 at 100.00	AA+	5,092,548
3,850	5.000%, 3/15/40	3/29 at 100.00	AA+	4,692,726
4,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020A Bidding Group 2, 4.000%, 3/15/34	9/30 at 100.00	AA+	5,325,615
2,825	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AA+	3,340,167
2,710	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A, 5.000%, 3/15/37	3/27 at 100.00	AA+	3,245,984
15,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018C, 4.000%, 3/15/45	3/28 at 100.00	AA+	16,784,250

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018E Group 4:
$ 10,000	5.000%, 3/15/44	9/28 at 100.00	AA+	$12,107,600
9,000	5.000%, 3/15/45	9/28 at 100.00	AA+	10,874,430
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
2,000	5.000%, 11/15/28	11/25 at 100.00	BB	2,279,680
2,000	5.000%, 11/15/32	11/25 at 100.00	BB	2,246,680
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A:
5,000	5.000%, 2/15/39	2/27 at 100.00	Aa3	5,889,700
5,710	5.000%, 2/15/42	2/27 at 100.00	Aa3	6,684,469
11,275	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	3/21 at 100.00	AA-	11,314,350
8,335	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017A, 5.000%, 11/15/42	5/27 at 100.00	AA	9,858,138
5,450	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017B-1, 5.000%, 11/15/47	11/27 at 100.00	AA	6,477,216
4,000	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	5/23 at 100.00	AA	4,375,760
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018 Series Subseries S-4A:
4,000	5.250%, 7/15/35	7/28 at 100.00	AA	5,023,360
4,200	5.250%, 7/15/36	7/28 at 100.00	AA	5,254,578
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2019 Subseries S-1:
14,300	5.000%, 7/15/43	7/28 at 100.00	AA	17,221,204
3,000	5.000%, 7/15/45	7/28 at 100.00	AA	3,599,430
2,780	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36	7/28 at 100.00	AA	3,429,936
8,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	9,909,385
3,950	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	4,326,435
2,480	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series B-1, 5.000%, 11/01/36	5/24 at 100.00	AAA	2,806,666
5,715	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	6,421,545
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015 Series E-1, 5.000%, 2/01/41	2/25 at 100.00	AAA	11,389,100
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series B-1, 5.000%, 8/01/36	8/26 at 100.00	AAA	5,985,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1:
$ 1,375	5.000%, 8/01/38	8/28 at 100.00	AAA	$1,691,992
10,000	5.000%, 8/01/40	8/28 at 100.00	AAA	12,236,000
3,000	5.000%, 8/01/42	8/28 at 100.00	AAA	3,650,880
5	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.000%, 11/01/39	3/21 at 100.00	AAA	5,016
5,000	New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2011A-1, 5.000%, 4/01/31	4/21 at 100.00	AA+	5,018,350
2,500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020A, 4.000%, 3/15/38	9/30 at 100.00	AA+	2,888,750
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,044	0.000%, 7/01/33	7/28 at 86.06	N/R	742,315
53,350	0.000%, 7/01/46	7/28 at 41.38	N/R	16,401,924
11,058	5.000%, 7/01/58	7/28 at 100.00	N/R	12,247,177
2,000	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H Lee Dennison Building, Series 2013, 5.000%, 11/01/33	11/23 at 100.00	BBB	2,109,040
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
5,750	5.000%, 1/01/29 (AMT)	1/26 at 100.00	BB	6,002,540
1,930	5.000%, 1/01/32 (AMT)	1/26 at 100.00	BB	1,992,493
1,250	5.000%, 1/01/34 (AMT)	1/26 at 100.00	BB	1,283,337
5,430	5.000%, 1/01/36 (AMT)	1/26 at 100.00	BB	5,551,089
305,647	Total Tax Obligation/Limited			306,030,467
	Transportation – 23.2%
1,500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 2017, 5.000%, 1/01/47	1/27 at 100.00	A+	1,737,750
15,905	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020A-1, 4.000%, 11/15/45	5/30 at 100.00	A3	17,416,452
3,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1, 4.750%, 11/15/45	5/30 at 100.00	A3	4,146,984
960	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/31	11/22 at 100.00	A3	1,019,107
7,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D-1, 5.000%, 11/15/30	11/25 at 100.00	A3	8,665,350
4,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2017D, 4.000%, 11/15/46	5/28 at 100.00	A3	4,332,080
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013D, 5.000%, 11/15/38	11/23 at 100.00	A3	2,701,025
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/32	11/23 at 100.00	A3	2,730,300
1,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014D-1, 5.000%, 11/15/39	11/24 at 100.00	A3	1,989,036

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 8,450	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015C-1, 5.250%, 11/15/30	11/25 at 100.00	A3	$9,866,812
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1:
2,500	5.000%, 11/15/34	11/26 at 100.00	A3	2,905,175
2,700	5.000%, 11/15/56	11/26 at 100.00	A3	3,074,679
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,800	5.750%, 10/01/37 (5)	3/21 at 100.00	N/R	2,100,000
2,000	5.875%, 10/01/46 (5)	3/21 at 100.00	N/R	1,500,000
9,500	New York City, Industrial Development Agency, Senior Airport Facilities Revenue Refunding Bonds, TrIPs Obligated Group, Series 2012A, 5.000%, 7/01/28 (AMT)	7/22 at 100.00	BBB+	9,931,775
8,370	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A	8,609,801
5,000	New York State Thruway Authority, General Revenue Bonds, Series 2020N, 4.000%, 1/01/42	1/30 at 100.00	A1	5,773,600
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A:
2,225	5.000%, 1/01/36	1/26 at 100.00	A2	2,630,506
8,515	5.000%, 1/01/46	1/26 at 100.00	A2	9,902,775
3,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2019B, 4.000%, 1/01/53	1/30 at 100.00	A2	3,358,080
	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
500	4.000%, 7/01/31 (AMT)	7/24 at 100.00	BBB	541,260
7,000	4.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	7,510,020
13,685	5.250%, 1/01/50 (AMT)	7/24 at 100.00	BBB	15,340,885
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
10,435	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B+	10,617,404
12,610	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B+	12,819,326
1,745	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020, 5.375%, 8/01/36 (AMT)	8/30 at 100.00	B+	2,073,200
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A:
215	4.000%, 12/01/38 (AMT)	12/30 at 100.00	Baa1	242,483
120	4.000%, 12/01/39 (AMT)	12/30 at 100.00	Baa1	134,988
1,745	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C, 5.000%, 12/01/36	12/30 at 100.00	Baa1	2,152,492

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
$ 1,300	5.000%, 1/01/27 (AMT)	No Opt. Call	Baa3	$1,548,365
10,200	5.000%, 1/01/28 (AMT)	No Opt. Call	Baa3	12,411,054
10,035	5.000%, 1/01/31 (AMT)	1/28 at 100.00	Baa3	11,983,496
	Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds, Buffalo International Airport, Series 2014A:
2,000	5.000%, 4/01/25 (AMT)	4/24 at 100.00	A3	2,236,500
3,775	5.000%, 4/01/26 (AMT)	4/24 at 100.00	A3	4,218,978
3,330	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014, 5.000%, 9/01/39	9/24 at 100.00	Aa3	3,780,482
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015:
2,520	5.000%, 5/01/40	5/25 at 100.00	Aa3	2,920,957
480	5.000%, 5/01/45	5/25 at 100.00	Aa3	550,877
8,675	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fifth Series 2016, 5.000%, 10/01/35 (AMT)	10/26 at 100.00	Aa3	10,394,125
10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015, 5.250%, 10/15/55	10/25 at 100.00	Aa3	11,634,700
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eighteen Series 2019:
2,745	5.000%, 11/01/38 (AMT)	11/29 at 100.00	Aa3	3,360,457
1,225	5.000%, 11/01/39 (AMT)	11/29 at 100.00	Aa3	1,496,117
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018:
4,225	4.000%, 9/01/43	9/28 at 100.00	Aa3	4,817,514
10,230	5.000%, 9/01/48	9/28 at 100.00	Aa3	12,340,244
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Series 2017, 5.250%, 10/15/57	4/27 at 100.00	Aa3	5,932,300
2,220	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-Thrid Series 2021, 4.000%, 7/15/46 (AMT)	7/31 at 100.00	Aa3	2,509,643
1,365	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Refunding Series 2017B, 5.000%, 11/15/38	5/27 at 100.00	AA-	1,639,665
3,905	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2014A, 5.000%, 11/15/39	5/24 at 100.00	AA-	4,385,276
19,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42	11/27 at 100.00	AA-	23,555,610
6,350	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2020A, 5.000%, 11/15/49	11/30 at 100.00	AA-	7,965,948
252,460	Total Transportation			285,505,653
	U.S. Guaranteed – 5.0% (6)
1,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27 (Pre-refunded 7/01/23)	7/23 at 100.00	Aa3	1,666,575

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 750	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.625%, 11/01/32 (Pre-refunded 5/01/21) – AGM Insured	5/21 at 100.00	AA	$756,713
2,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	A-	2,519,825
5,000	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A, 5.000%, 7/01/44 (Pre-refunded 7/01/24)	7/24 at 100.00	A2	5,760,150
5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group B, 5.000%, 2/15/32 (Pre-refunded 2/15/25)	2/25 at 100.00	N/R	5,873
1,165	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/31 (Pre-refunded 11/15/22)	11/22 at 100.00	N/R	1,260,215
3,520	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/31 (Pre-refunded 5/15/23)	5/23 at 100.00	A3	3,889,530
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32 (Pre-refunded 5/15/23)	5/23 at 100.00	A3	1,104,980
5,375	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2013A, 5.000%, 8/01/33 (Pre-refunded 8/01/23)	8/23 at 100.00	A+	5,991,835
	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2014A:
3,800	5.000%, 8/01/38 (Pre-refunded 8/01/23)	8/23 at 100.00	A+	4,236,088
10,000	5.000%, 8/01/43 (Pre-refunded 8/01/23)	8/23 at 100.00	A+	11,147,600
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series A-1:
1,900	5.000%, 10/01/30 (Pre-refunded 10/01/22)	10/22 at 100.00	AA	2,046,053
1,915	5.000%, 10/01/31 (Pre-refunded 10/01/22)	10/22 at 100.00	AA	2,062,206
3,000	5.000%, 10/01/33 (Pre-refunded 10/01/22)	10/22 at 100.00	AA	3,230,610
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
1,810	5.000%, 3/01/32 (Pre-refunded 3/01/23)	3/23 at 100.00	AA	1,983,470
6,065	5.000%, 3/01/37 (Pre-refunded 3/01/23)	3/23 at 100.00	N/R	6,633,472
6,665	New York City, New York, General Obligation Bonds, Series 2011D-I, 5.000%, 10/01/34 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R	6,852,087
290	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	294,539
56,260	Total U.S. Guaranteed			61,441,821
	Utilities – 12.7%
420	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	437,443
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
2,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	1,938,280
2,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	1,905,740
2,980	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A	3,347,047
2,910	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	A	3,482,164

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35	6/23 at 100.00	AA+	$11,008,000
4,465	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series CC-1, 5.000%, 6/15/46	6/26 at 100.00	AA+	5,301,027
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD, 5.000%, 6/15/47	12/26 at 100.00	AA+	5,993,550
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series CC-1, 5.000%, 6/15/48	6/27 at 100.00	AA+	3,562,590
10,905	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40	12/27 at 100.00	AA+	13,261,570
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution:
500	5.000%, 6/15/30	6/24 at 100.00	AAA	571,420
6,675	5.000%, 6/15/34	6/25 at 100.00	AAA	7,806,479
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds,:
1,710	5.000%, 6/15/38	6/27 at 100.00	AAA	2,097,093
6,810	5.000%, 6/15/41	6/26 at 100.00	AAA	8,054,527
2,000	5.000%, 6/15/42	6/27 at 100.00	AAA	2,434,420
1,000	5.000%, 6/15/43	6/28 at 100.00	AAA	1,232,820
2,000	5.000%, 6/15/46	6/27 at 100.00	AAA	2,424,020
8,800	5.000%, 6/15/47	6/27 at 100.00	AAA	10,669,648
3,065	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Green Series 2017C, 5.000%, 8/15/47	8/27 at 100.00	AAA	3,732,588
5,500	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	AA	6,332,425
2,430	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A	7/23 at 100.00	B1	2,544,502
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,000	4.250%, 7/01/25	7/22 at 100.00	CCC	1,039,530
505	5.500%, 7/01/28	7/22 at 100.00	CCC	533,280
1,875	5.750%, 7/01/37	7/22 at 100.00	CCC	1,986,187
4,000	5.250%, 7/01/42	7/22 at 100.00	CCC	4,210,840
1,530	6.000%, 7/01/47	7/22 at 100.00	CCC	1,625,763
2,450	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)	3/21 at 100.00	N/R	2,471,584
10,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/36	12/25 at 100.00	AAA	11,903,800
1,795	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	2,006,954

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    February 28, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017:
$ 15,500	5.000%, 12/15/38	12/27 at 100.00	AAA	$19,083,755
3,000	5.000%, 12/15/39	12/27 at 100.00	AAA	3,688,950
7,000	5.000%, 12/15/40	12/27 at 100.00	AAA	8,593,620
	Western Nassau County Water Authority, New York, Water System Revenue Bonds, Series 2015A:
675	5.000%, 4/01/40	4/25 at 100.00	AA-	767,785
1,050	5.000%, 4/01/45	4/25 at 100.00	AA-	1,186,773
134,550	Total Utilities			157,236,174
$ 1,170,792	Total Long-Term Investments (cost $1,127,010,456)			1,209,403,817
	Other Assets Less Liabilities – 1.9%			22,863,196
	Net Assets – 100%			$ 1,232,267,013
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

Statement of Assets and Liabilities
February 28, 2021
	Connecticut	Massachusetts	New Jersey	New York
Assets
Long-term investments, at value (cost $254,976,787, $608,313,034, $406,607,639 and $1,127,010,456, respectively)	$268,821,522	$639,243,079	$432,689,635	$1,209,403,817
Cash	5,968,887	32,673,696	500,637	1,331,475
Cash collateral at brokers for investments in futures contracts(1)	—	—	122,000	—
Receivable for:
Interest	2,348,177	5,836,954	4,060,924	12,690,418
Investments sold	—	—	—	12,147,668
Shares sold	221,811	2,409,749	435,826	1,917,203
Other assets	69,835	24,015	29,087	184,763
Total assets	277,430,232	680,187,493	437,838,109	1,237,675,344
Liabilities
Floating rate obligations	1,570,000	—	7,590,000	—
Payable for:
Dividends	106,101	116,589	124,207	626,211
Interest	299	—	15,491	—
Investments purchased - regular settlement	2,534,820	—	—	1,042,133
Investments purchased - when-issued/delayed-delivery settlement	246,786	1,521,485	—	—
Shares redeemed	304,995	1,411,270	809,733	2,473,898
Variation margin on futures contracts	—	—	26,000	—
Accrued expenses:
Management fees	104,924	250,301	164,217	454,363
Shareholder servicing agent fees	50,487	177,496	120,266	283,874
Trustees fees	66,753	21,130	27,806	187,905
12b-1 distribution and service fees	31,702	51,583	46,155	118,253
Other	91,496	146,725	126,102	221,694
Total liabilities	5,108,363	3,696,579	9,049,977	5,408,331
Net assets	$272,321,869	$676,490,914	$428,788,132	$1,232,267,013

Class A Shares
Net assets	$160,706,392	$280,258,124	$203,304,330	$ 516,696,899
Shares outstanding	14,994,436	26,924,838	17,419,231	46,280,120
Net asset value ("NAV") per share	$ 10.72	$ 10.41	$ 11.67	$ 11.16
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.19	$ 10.87	$ 12.18	$ 11.65
Class C Shares
Net assets	$ 7,001,841	$ 9,569,270	$ 14,867,196	$ 43,211,399
Shares outstanding	654,877	926,850	1,279,963	3,875,463
NAV and offering price per share	$ 10.69	$ 10.32	$ 11.62	$ 11.15
Class C2 Shares
Net assets	$ 2,283,076	$ 1,868,417	$ 4,213,991	$ 6,190,732
Shares outstanding	213,113	180,738	362,360	554,983
NAV and offering price per share	$ 10.71	$ 10.34	$ 11.63	$ 11.15
Class I Shares
Net assets	$102,330,560	$384,795,103	$206,402,615	$ 666,167,983
Shares outstanding	9,524,581	36,964,470	17,619,469	59,624,369
NAV and offering price per share	$ 10.74	$ 10.41	$ 11.71	$ 11.17
Fund level net assets consist of:
Capital paid-in	$263,157,065	$658,086,662	$403,548,364	$1,187,600,599
Total distributable earnings	9,164,804	18,404,252	25,239,768	44,666,414
Fund level net assets	$272,321,869	$676,490,914	$428,788,132	$1,232,267,013
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Year Ended February 28, 2021
	Connecticut	Massachusetts	New Jersey	New York
Investment Income	$ 8,956,097	$ 17,166,607	$ 14,053,962	$ 42,510,438
Expenses
Management fees	1,305,245	2,826,510	2,059,231	5,647,484
12b-1 service fees - Class A Shares	312,212	458,005	405,628	997,238
12b-1 distribution and service fees - Class C Shares	66,655	87,706	154,468	454,622
12b-1 distribution and service fees - Class C2 Shares	32,891	21,763	51,309	73,889
Shareholder servicing agent fees	95,709	286,296	201,969	476,220
Interest expense	17,914	8,825	80,742	71,613
Custodian fees	48,918	73,346	72,700	120,155
Professional fees	45,721	66,920	56,271	106,557
Trustees fees	7,323	16,141	11,648	33,068
Shareholder reporting expenses	25,968	52,192	37,038	76,659
Federal and state registration fees	7,368	19,572	3,684	6,725
Other	9,479	11,773	12,271	17,483
Total expenses	1,975,403	3,929,049	3,146,959	8,081,713
Net investment income (loss)	6,980,694	13,237,558	10,907,003	34,428,725
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(587,220)	(1,594,983)	(1,763)	(19,681,311)
Futures contracts	—	—	(53,260)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(5,632,189)	(13,788,177)	(11,767,840)	(23,682,000)
Futures contracts	—	—	189,826	—
Net realized and unrealized gain (loss)	(6,219,409)	(15,383,160)	(11,633,037)	(43,363,311)
Net increase (decrease) in net assets from operations	$ 761,285	$ (2,145,602)	$ (726,034)	$ (8,934,586)
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Connecticut		Massachusetts
	Year Ended 2/28/21	Year Ended 2/29/20	Year Ended 2/28/21	Year Ended 2/29/20
Operations
Net investment income (loss)	$ 6,980,694	$ 7,017,519	$ 13,237,558	$ 12,266,229
Net realized gain (loss) from:
Investments	(587,220)	293,065	(1,594,983)	176,012
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(5,632,189)	13,419,065	(13,788,177)	35,250,808
Futures contracts	—	—	—	—
Net increase (decrease) in net assets from operations	761,285	20,729,649	(2,145,602)	47,693,049
Distributions to Shareholders
Dividends:
Class A Shares	(4,404,832)	(4,269,908)	(5,116,797)	(4,602,015)
Class C Shares	(135,715)	(114,294)	(127,346)	(139,933)
Class C2 Shares	(100,769)	(206,354)	(50,595)	(141,553)
Class I Shares	(2,851,001)	(2,575,933)	(8,193,073)	(8,103,143)
Decrease in net assets from distributions to shareholders	(7,492,317)	(7,166,489)	(13,487,811)	(12,986,644)
Fund Share Transactions
Proceeds from sale of shares	47,897,935	61,357,777	255,594,703	198,579,111
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,137,623	5,783,155	11,974,726	11,532,959
	54,035,558	67,140,932	267,569,429	210,112,070
Cost of shares redeemed	(38,881,600)	(36,966,311)	(142,071,213)	(70,340,320)
Net increase (decrease) in net assets from Fund share transactions	15,153,958	30,174,621	125,498,216	139,771,750
Net increase (decrease) in net assets	8,422,926	43,737,781	109,864,803	174,478,155
Net assets at the beginning of period	263,898,943	220,161,162	566,626,111	392,147,956
Net assets at the end of period	$272,321,869	$263,898,943	$ 676,490,914	$566,626,111

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	New Jersey		New York
	Year Ended 2/28/21	Year Ended 2/29/20	Year Ended 2/28/21	Year Ended 2/29/20
Operations
Net investment income (loss)	$ 10,907,003	$ 10,928,158	$ 34,428,725	$ 32,503,821
Net realized gain (loss) from:
Investments	(1,763)	635,706	(19,681,311)	2,051,369
Futures contracts	(53,260)	(766,336)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(11,767,840)	27,316,880	(23,682,000)	73,787,256
Futures contracts	189,826	(190,739)	—	—
Net increase (decrease) in net assets from operations	(726,034)	37,923,669	(8,934,586)	108,342,446
Distributions to Shareholders
Dividends:
Class A Shares	(5,303,375)	(5,703,061)	(14,066,108)	(13,929,598)
Class C Shares	(280,918)	(332,161)	(914,202)	(951,747)
Class C2 Shares	(144,913)	(317,869)	(224,865)	(478,645)
Class I Shares	(5,405,315)	(5,154,983)	(19,156,465)	(18,332,726)
Decrease in net assets from distributions to shareholders	(11,134,521)	(11,508,074)	(34,361,640)	(33,692,716)
Fund Share Transactions
Proceeds from sale of shares	97,562,873	136,143,233	256,170,228	382,399,024
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,573,248	9,880,656	27,197,894	26,676,227
	107,136,121	146,023,889	283,368,122	409,075,251
Cost of shares redeemed	(105,733,637)	(59,127,848)	(269,938,227)	(163,910,092)
Net increase (decrease) in net assets from Fund share transactions	1,402,484	86,896,041	13,429,895	245,165,159
Net increase (decrease) in net assets	(10,458,071)	113,311,636	(29,866,331)	319,814,889
Net assets at the beginning of period	439,246,203	325,934,567	1,262,133,344	942,318,455
Net assets at the end of period	$ 428,788,132	$439,246,203	$1,232,267,013	$1,262,133,344
See accompanying notes to financial statements.

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Financial Highlights
Connecticut
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (07/87)
2021	$10.99	$0.28	$(0.25)	$ 0.03	$(0.30)	$ —	$(0.30)	$10.72
2020	10.39	0.31	0.60	0.91	(0.31)	—	(0.31)	10.99
2019	10.39	0.33	(0.01)	0.32	(0.32)	—	(0.32)	10.39
2018	10.51	0.33	(0.11)	0.22	(0.34)	—	(0.34)	10.39
2017	10.87	0.34	(0.35)	(0.01)	(0.35)	—	(0.35)	10.51
Class C (02/14)
2021	10.97	0.20	(0.26)	(0.06)	(0.22)	—	(0.22)	10.69
2020	10.37	0.22	0.61	0.83	(0.23)	—	(0.23)	10.97
2019	10.37	0.24	(0.01)	0.23	(0.23)	—	(0.23)	10.37
2018	10.49	0.25	(0.12)	0.13	(0.25)	—	(0.25)	10.37
2017	10.85	0.25	(0.35)	(0.10)	(0.26)	—	(0.26)	10.49
Class C2 (10/93)
2021	10.99	0.22	(0.26)	(0.04)	(0.24)	—	(0.24)	10.71
2020	10.39	0.25	0.60	0.85	(0.25)	—	(0.25)	10.99
2019	10.38	0.26	0.01	0.27	(0.26)	—	(0.26)	10.39
2018	10.50	0.27	(0.11)	0.16	(0.28)	—	(0.28)	10.38
2017	10.86	0.28	(0.35)	(0.07)	(0.29)	—	(0.29)	10.50
Class I (02/97)
2021	11.02	0.30	(0.25)	0.05	(0.33)	—	(0.33)	10.74
2020	10.42	0.33	0.61	0.94	(0.34)	—	(0.34)	11.02
2019	10.42	0.35	(0.01)	0.34	(0.34)	—	(0.34)	10.42
2018	10.54	0.35	(0.11)	0.24	(0.36)	—	(0.36)	10.42
2017	10.90	0.36	(0.35)	0.01	(0.37)	—	(0.37)	10.54

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.34%	$160,706	0.80%	0.79%	2.63%	9%
8.90	159,680	0.81	0.80	2.87	11
3.09	138,188	0.80	0.80	3.15	7
2.07	139,320	0.81	0.81	3.12	12
(0.15)	154,143	0.79	0.79	3.14	22

(0.54)	7,002	1.60	1.59	1.83	9
8.07	6,529	1.60	1.59	2.05	11
2.26	4,914	1.60	1.60	2.34	7
1.26	4,994	1.61	1.61	2.33	12
(0.93)	5,782	1.59	1.59	2.33	22

(0.32)	2,283	1.35	1.34	2.11	9
8.29	6,951	1.35	1.34	2.32	11
2.59	11,399	1.35	1.35	2.54	7
1.49	24,798	1.36	1.36	2.57	12
(0.71)	35,338	1.34	1.34	2.59	22

0.47	102,331	0.60	0.59	2.83	9
9.12	90,739	0.60	0.59	3.06	11
3.32	65,660	0.60	0.60	3.34	7
2.29	67,824	0.61	0.61	3.32	12
0.07	67,894	0.59	0.59	3.35	22
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Massachusetts
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2021	$10.66	$0.23	$(0.25)	$(0.02)	$(0.23)	$ —	$(0.23)	$10.41
2020	9.93	0.25	0.75	1.00	(0.27)	—	(0.27)	10.66
2019	9.96	0.28	(0.02)	0.26	(0.29)	—	(0.29)	9.93
2018	10.01	0.29	(0.05)	0.24	(0.29)	—	(0.29)	9.96
2017	10.26	0.30	(0.24)	0.06	(0.31)	—	(0.31)	10.01
Class C (02/14)
2021	10.58	0.14	(0.25)	(0.11)	(0.15)	—	(0.15)	10.32
2020	9.85	0.17	0.75	0.92	(0.19)	—	(0.19)	10.58
2019	9.88	0.20	(0.03)	0.17	(0.20)	—	(0.20)	9.85
2018	9.92	0.21	(0.05)	0.16	(0.20)	—	(0.20)	9.88
2017	10.17	0.21	(0.23)	(0.02)	(0.23)	—	(0.23)	9.92
Class C2 (10/94)
2021	10.59	0.17	(0.25)	(0.08)	(0.17)	—	(0.17)	10.34
2020	9.86	0.20	0.74	0.94	(0.21)	—	(0.21)	10.59
2019	9.89	0.23	(0.03)	0.20	(0.23)	—	(0.23)	9.86
2018	9.93	0.24	(0.05)	0.19	(0.23)	—	(0.23)	9.89
2017	10.18	0.24	(0.24)	—	(0.25)	—	(0.25)	9.93
Class I (12/86)
2021	10.66	0.25	(0.25)	—	(0.25)	—	(0.25)	10.41
2020	9.92	0.27	0.76	1.03	(0.29)	—	(0.29)	10.66
2019	9.95	0.30	(0.02)	0.28	(0.31)	—	(0.31)	9.92
2018	10.00	0.31	(0.05)	0.26	(0.31)	—	(0.31)	9.95
2017	10.25	0.32	(0.24)	0.08	(0.33)	—	(0.33)	10.00

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(0.11) %	$280,258	0.78%	0.78%	2.18%	11%
10.19	206,362	0.79	0.79	2.45	7
2.64	149,468	0.80	0.80	2.86	24
2.38	149,056	0.81	0.81	2.91	10
0.56	117,805	0.80	0.80	2.93	15

(1.02)	9,569	1.58	1.58	1.39	11
9.38	8,538	1.59	1.59	1.65	7
1.79	6,792	1.60	1.60	2.07	24
1.65	8,661	1.61	1.61	2.11	10
(0.27)	7,682	1.60	1.60	2.10	15

(0.69)	1,868	1.33	1.33	1.69	11
9.63	4,730	1.34	1.34	1.93	7
2.03	8,197	1.35	1.35	2.30	24
1.89	16,156	1.36	1.36	2.36	10
(0.03)	20,013	1.35	1.35	2.37	15

0.06	384,795	0.58	0.58	2.39	11
10.50	346,995	0.59	0.59	2.65	7
2.83	227,690	0.60	0.60	3.08	24
2.56	213,372	0.61	0.61	3.11	10
0.73	171,258	0.60	0.60	3.12	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
New Jersey
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2021	$11.99	$0.30	$(0.32)	$(0.02)	$(0.30)	$ —	$(0.30)	$11.67
2020	11.20	0.32	0.81	1.13	(0.34)	—	(0.34)	11.99
2019	11.20	0.35	0.08	0.43	(0.35)	(0.08)	(0.43)	11.20
2018	11.19	0.35	0.07	0.42	(0.37)	(0.04)	(0.41)	11.20
2017	11.54	0.36	(0.31)	0.05	(0.38)	(0.02)	(0.40)	11.19
Class C (02/14)
2021	11.93	0.20	(0.30)	(0.10)	(0.21)	—	(0.21)	11.62
2020	11.14	0.23	0.81	1.04	(0.25)	—	(0.25)	11.93
2019	11.15	0.26	0.07	0.33	(0.26)	(0.08)	(0.34)	11.14
2018	11.14	0.26	0.07	0.33	(0.28)	(0.04)	(0.32)	11.15
2017	11.49	0.27	(0.31)	(0.04)	(0.29)	(0.02)	(0.31)	11.14
Class C2 (09/94)
2021	11.94	0.23	(0.30)	(0.07)	(0.24)	—	(0.24)	11.63
2020	11.15	0.26	0.80	1.06	(0.27)	—	(0.27)	11.94
2019	11.16	0.29	0.06	0.35	(0.28)	(0.08)	(0.36)	11.15
2018	11.14	0.29	0.07	0.36	(0.30)	(0.04)	(0.34)	11.16
2017	11.49	0.30	(0.31)	(0.01)	(0.32)	(0.02)	(0.34)	11.14
Class I (02/92)
2021	12.03	0.32	(0.31)	0.01	(0.33)	—	(0.33)	11.71
2020	11.24	0.35	0.80	1.15	(0.36)	—	(0.36)	12.03
2019	11.24	0.37	0.08	0.45	(0.37)	(0.08)	(0.45)	11.24
2018	11.22	0.38	0.07	0.45	(0.39)	(0.04)	(0.43)	11.24
2017	11.58	0.39	(0.32)	0.07	(0.41)	(0.02)	(0.43)	11.22

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(0.09) %	$203,304	0.81%	0.79%	2.56%	14%
10.22	213,869	0.83	0.79	2.78	13
3.92	173,965	0.82	0.81	3.13	22
3.77	174,582	0.81	0.81	3.12	11
0.46	154,595	0.80	0.80	3.14	15

(0.81)	14,867	1.61	1.59	1.76	14
9.39	17,094	1.63	1.59	1.98	13
3.01	14,536	1.62	1.61	2.34	22
2.96	16,282	1.61	1.61	2.32	11
(0.35)	16,453	1.60	1.60	2.35	15

(0.55)	4,214	1.36	1.34	2.04	14
9.64	11,179	1.39	1.35	2.25	13
3.23	15,265	1.37	1.36	2.62	22
3.27	29,035	1.36	1.36	2.57	11
(0.09)	35,993	1.35	1.35	2.59	15

0.12	206,403	0.61	0.59	2.76	14
10.41	197,104	0.63	0.59	2.97	13
4.12	122,168	0.62	0.61	3.33	22
4.06	117,074	0.61	0.61	3.32	11
0.58	114,975	0.60	0.60	3.35	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
New York
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2021	$11.54	$0.31	$(0.38)	$(0.07)	$(0.31)	$ —	$(0.31)	$11.16
2020	10.80	0.32	0.75	1.07	(0.33)	—	(0.33)	11.54
2019	10.79	0.35	(0.01)	0.34	(0.33)	—	(0.33)	10.80
2018	10.85	0.36	(0.05)	0.31	(0.37)	—	(0.37)	10.79
2017	11.17	0.37	(0.30)	0.07	(0.39)	—	(0.39)	10.85
Class C (02/14)
2021	11.52	0.22	(0.37)	(0.15)	(0.22)	—	(0.22)	11.15
2020	10.78	0.23	0.75	0.98	(0.24)	—	(0.24)	11.52
2019	10.78	0.26	(0.01)	0.25	(0.25)	—	(0.25)	10.78
2018	10.83	0.27	(0.04)	0.23	(0.28)	—	(0.28)	10.78
2017	11.16	0.28	(0.31)	(0.03)	(0.30)	—	(0.30)	10.83
Class C2 (09/94)
2021	11.53	0.25	(0.38)	(0.13)	(0.25)	—	(0.25)	11.15
2020	10.79	0.26	0.75	1.01	(0.27)	—	(0.27)	11.53
2019	10.78	0.29	(0.01)	0.28	(0.27)	—	(0.27)	10.79
2018	10.84	0.30	(0.05)	0.25	(0.31)	—	(0.31)	10.78
2017	11.17	0.31	(0.31)	—	(0.33)	—	(0.33)	10.84
Class I (12/86)
2021	11.55	0.34	(0.38)	(0.04)	(0.34)	—	(0.34)	11.17
2020	10.81	0.34	0.75	1.09	(0.35)	—	(0.35)	11.55
2019	10.80	0.37	—*	0.37	(0.36)	—	(0.36)	10.81
2018	10.86	0.39	(0.05)	0.34	(0.40)	—	(0.40)	10.80
2017	11.19	0.40	(0.32)	0.08	(0.41)	—	(0.41)	10.86

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(0.52) %	$516,697	0.76%	0.75%	2.83%	31%
10.03	534,311	0.76	0.75	2.85	7
3.25	432,791	0.78	0.77	3.25	37
2.87	383,306	0.79	0.77	3.30	16
0.56	320,116	0.78	0.77	3.35	24

(1.24)	43,211	1.56	1.55	2.04	31
9.19	50,740	1.56	1.55	2.04	7
2.32	37,515	1.58	1.57	2.45	37
2.13	41,221	1.59	1.57	2.50	16
(0.34)	32,296	1.58	1.57	2.55	24

(1.06)	6,191	1.31	1.30	2.30	31
9.45	15,720	1.32	1.31	2.32	7
2.58	24,033	1.32	1.31	2.69	37
2.41	47,981	1.34	1.32	2.76	16
(0.07)	62,247	1.33	1.32	2.80	24

(0.31)	666,168	0.56	0.55	3.03	31
10.26	661,362	0.56	0.55	3.04	7
3.47	447,980	0.58	0.57	3.45	37
3.09	412,823	0.59	0.57	3.50	16
0.68	377,212	0.58	0.57	3.55	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Connecticut Municipal Bond Fund (“Connecticut”), Nuveen Massachusetts Municipal Bond Fund (“Massachusetts”), Nuveen New Jersey Municipal Bond Fund (“New Jersey”) and Nuveen New York Municipal Bond Fund (“New York”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is February 28, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2021 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Shares purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds' financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable

Notes to Financial Statements (continued)
market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Connecticut	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$268,821,522	$ —	$268,821,522

Massachusetts	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$639,243,079	$ —	$639,243,079

New Jersey	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$432,689,635	$ —	$432,689,635
Investments in Derivatives:
Futures Contracts**	45,261	—	—	45,261
Total	$45,261	$432,689,635	$ —	$432,734,896

New York	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$1,209,403,817	$ —	$1,209,403,817

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Connecticut	Massachusetts	New Jersey	New York
Floating rate obligations: self-deposited Inverse Floaters	$1,570,000	$ —	$7,590,000	$ —
Floating rate obligations: externally-deposited Inverse Floaters	—	—	—	—
Total	$1,570,000	$ —	$7,590,000	$ —

Notes to Financial Statements (continued)
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Connecticut	Massachusetts	New Jersey	New York
Average floating rate obligations outstanding	$1,570,000	$ —	$7,590,000	$361,644
Average annual interest rate and fees	0.87%	—%	0.86%	3.25%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Funds' maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Connecticut	Massachusetts	New Jersey	New York
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$1,570,000	$ —	$7,590,000	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	—	—
Total	$1,570,000	$ —	$7,590,000	$ —
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions where applicable) during the current fiscal period were as follows:
	Connecticut	Massachusetts	New Jersey	New York
Purchases	$39,067,101	$161,850,123	$62,425,869	$362,511,800
Sales and maturities	22,032,165	45,147,828	61,066,296	378,953,532
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, New Jersey used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
New Jersey
Average notional amount of futures contracts outstanding*	$4,995,437

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
New Jersey
Interest rate	Futures contracts	—	$ —	Payable for variation margin on futures contracts*	$45,261
* Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Fund's Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
New Jersey	Interest rate	Futures contracts	$(53,260)	$189,826

Notes to Financial Statements (continued)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 2/28/21		Year Ended 2/29/20
Connecticut	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,634,351	$ 17,564,735	2,445,189	$ 26,190,622
Class A – automatic conversion of Class C2 Shares	27,216	293,334	5,723	60,952
Class C	187,612	2,002,748	195,770	2,086,608
Class C2	646	6,789	2,807	29,960
Class I	2,619,041	28,030,329	3,098,555	32,989,635
Shares issued to shareholders due to reinvestment of distributions:
Class A	325,126	3,473,778	313,032	3,352,802
Class C	10,610	113,148	8,607	92,059
Class C2	6,630	70,663	11,672	124,724
Class I	231,394	2,480,034	205,973	2,213,570
	5,042,626	54,035,558	6,287,328	67,140,932
Shares redeemed:
Class A	(1,521,464)	(16,244,320)	(1,530,362)	(16,325,058)
Class C	(138,763)	(1,479,124)	(82,711)	(868,310)
Class C2	(399,600)	(4,286,502)	(473,307)	(5,037,353)
Class C2 – automatic conversion to Class A Shares	(27,216)	(293,334)	(5,724)	(60,952)
Class I	(1,560,648)	(16,578,320)	(1,369,799)	(14,674,638)
	(3,647,691)	(38,881,600)	(3,461,903)	(36,966,311)
Net increase (decrease)	1,394,935	$ 15,153,958	2,825,425	$ 30,174,621

	Year Ended 2/28/21		Year Ended 2/29/20
Massachusetts	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,464,345	$ 139,994,558	6,028,529	$ 62,113,372
Class A – automatic conversion of Class C2 Shares	2,416	25,166	—	—
Class C	241,685	2,480,295	217,983	2,221,870
Class C2	556	5,602	2,277	23,264
Class I	10,874,082	113,089,082	13,091,811	134,220,605
Shares issued to shareholders due to reinvestment of distributions:
Class A	452,962	4,695,841	412,825	4,263,150
Class C	10,321	105,935	11,925	122,059
Class C2	3,767	38,648	9,404	96,030
Class I	688,873	7,134,302	682,632	7,051,720
	25,739,007	267,569,429	20,457,386	210,112,070
Shares redeemed:
Class A	(6,347,794)	(65,024,620)	(2,146,356)	(22,155,485)
Class C	(132,403)	(1,345,806)	(112,576)	(1,147,022)
Class C2	(267,901)	(2,762,344)	(396,704)	(4,080,098)
Class C2 – automatic conversion to Class A Shares	(2,433)	(25,166)	—	—
Class I	(7,145,658)	(72,913,277)	(4,176,081)	(42,957,715)
	(13,896,189)	(142,071,213)	(6,831,717)	(70,340,320)
Net increase (decrease)	11,842,818	$ 125,498,216	13,625,669	$139,771,750

	Year Ended 2/28/21		Year Ended 2/29/20
New Jersey	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,812,398	$ 43,865,330	4,075,827	$ 47,310,725
Class A – automatic conversion of Class C2 Shares	949	10,553	—	—
Class C	198,367	2,289,663	361,877	4,182,804
Class C2	13,898	159,451	6,338	73,168
Class I	4,428,875	51,237,876	7,309,335	84,576,536
Shares issued to shareholders due to reinvestment of distributions:
Class A	409,138	4,721,108	442,030	5,146,859
Class C	20,659	237,260	22,334	258,642
Class C2	9,547	109,483	18,233	211,030
Class I	388,688	4,505,397	364,565	4,264,125
	9,282,519	107,136,121	12,600,539	146,023,889
Shares redeemed:
Class A	(4,645,683)	(53,270,845)	(2,213,257)	(25,752,952)
Class C	(372,055)	(4,275,541)	(255,710)	(2,950,313)
Class C2	(596,212)	(6,870,050)	(457,048)	(5,296,267)
Class C2 – automatic conversion to Class A Shares	(952)	(10,553)	—	—
Class I	(3,582,063)	(41,306,648)	(2,162,525)	(25,128,316)
	(9,196,965)	(105,733,637)	(5,088,540)	(59,127,848)
Net increase (decrease)	85,554	$ 1,402,484	7,511,999	$ 86,896,041

Notes to Financial Statements (continued)
	Year Ended 2/28/21		Year Ended 2/29/20
New York	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,768,654	$ 108,296,365	11,679,373	$ 130,483,598
Class A – automatic conversion of Class C2 Shares	28,168	306,433	10,024	112,192
Class C	609,037	6,762,764	1,267,533	14,111,543
Class C2	12,769	139,343	22,709	253,306
Class I	12,740,865	140,665,323	21,430,240	237,438,385
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,054,970	11,644,273	1,052,149	11,775,181
Class C	67,398	742,654	66,445	742,769
Class C2	16,948	186,386	31,928	356,114
Class I	1,323,108	14,624,581	1,231,553	13,802,163
	25,621,917	283,368,122	36,791,954	409,075,251
Shares redeemed:
Class A	(10,878,566)	(118,668,780)	(6,523,711)	(72,803,455)
Class C	(1,204,784)	(13,279,925)	(409,513)	(4,563,141)
Class C2	(810,173)	(8,947,936)	(908,822)	(10,145,037)
Class C2 – automatic conversion to Class A Shares	(28,194)	(306,433)	(10,033)	(112,192)
Class I	(11,709,304)	(128,735,153)	(6,849,723)	(76,286,267)
	(24,631,021)	(269,938,227)	(14,701,802)	(163,910,092)
Net increase (decrease)	990,896	$ 13,429,895	22,090,152	$ 245,165,159
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of February 28, 2021.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for in-come statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	Connecticut	Massachusetts	New Jersey	New York
Tax cost of investments	$253,463,328	$608,519,580	$398,793,455	$1,127,549,827
Gross unrealized:
Appreciation	$ 14,208,323	$ 33,328,859	$ 27,420,939	$ 85,946,715
Depreciation	(420,131)	(2,605,360)	(1,069,492)	(4,092,725)
Net unrealized appreciation (depreciation) of investments	$ 13,788,192	$ 30,723,499	$ 26,351,447	$ 81,853,990
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of February 28, 2021, the Funds' tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2021, the Funds' tax year end, were as follows:
	Connecticut	Massachusetts	New Jersey	New York
Undistributed net tax-exempt income[1]	$575,559	$324,180	$426,505	$2,048,214
Undistributed net ordinary income[2]	—	—	67	39,330
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2021 through February 28, 2021, and paid on March 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended February 28, 2021 and February 29, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	Connecticut	Massachusetts	New Jersey	New York
Distributions from net tax-exempt income[3]	$7,351,081	$13,443,958	$11,134,439	$34,340,383
Distributions from net ordinary income[2]	141,236	43,853	82	21,256
Distributions from net long-term capital gains	—	—	—	—

2020	Connecticut	Massachusetts	New Jersey	New York
Distributions from net tax-exempt income	$6,754,945	$12,596,306	$11,351,915	$33,122,924
Distributions from net ordinary income[2]	340,235	201,357	1,243	116,827
Distributions from net long-term capital gains	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2021, as Exempt Interest Dividends.
As of February 28, 2021, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Connecticut	Massachusetts	New Jersey	New York
Not subject to expiration:
Short-term	$4,591,596	$ 5,380,559	$264,733	$33,791,369
Long-term	—	6,165,785	388,966	2,539,653
Total	$4,591,596	$11,546,344	$653,699	$36,331,022
During the Fund's tax year ended February 28,2021, New Jersey utilized $140,844 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Connecticut	Massachusetts	New Jersey	New York
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375	0.2375

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2021, the complex-level fee for each Fund was 0.1558%.
The Adviser has agreed to waive fees and/or reimburse expenses of Massachusetts and New York so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. These expense limitations may be terminated or modified only with the approval of shareholders of the Funds.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross trades pursuant to these procedures as follows:
Cross-Trades	Connecticut	Massachusetts	New Jersey	New York
Purchases	$1,010,160	$2,833,499	$1,977,328	$71,987,099
Sales	1,000,280	2,805,785	2,000,000	65,608,525
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Connecticut	Massachusetts	New Jersey	New York
Sales charges collected (Unaudited)	$146,149	$179,206	$185,731	$811,852
Paid to financial intermediaries (Unaudited)	136,994	175,649	179,638	795,727
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Connecticut	Massachusetts	New Jersey	New York
Commission advances (Unaudited)	$94,656	$171,825	$160,961	$751,714
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Connecticut	Massachusetts	New Jersey	New York
12b-1 fees retained (Unaudited)	$21,141	$17,861	$31,854	$90,218
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Connecticut	Massachusetts	New Jersey	New York
CDSC retained (Unaudited)	$6,122	$9,369	$38,871	$170,559
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. The Funds' maximum outstanding balance during the utilization period was as follows:
	New Jersey	New York
Maximum outstanding balance	$1,800,000	$23,900,000
During each Funds' utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	New Jersey	New York
Utilization period (days outstanding)	7	32
Average daily balance outstanding	$1,800,000	$14,993,750
Average annual interest rate	1.40%	1.88%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Notes to Financial Statements (continued)
9.  Subsequent Events
Class C and Class C2 Shares
Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase.
Class C2 Shares
Class C2 Shares will be converted to Class A Shares at the close of business on June 4, 2021.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper Massachusetts Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Massachusetts Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper New Jersey Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New Jersey Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper New York Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New York Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Connecticut Municipal Bond Fund (the “Connecticut Fund”), the Board considered that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019, the Fund ranked in the second quartile of its Performance Peer Group for such periods. With the market decline in the first quarter of 2020, the Fund’s performance continued to be below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020; however, the Fund ranked in the second quartile of its Performance Peer Group for such periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Massachusetts Municipal Bond Fund (the “Massachusetts Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the one-year period ended December 31, 2019. The Fund further ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Fund, however, ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and in the first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen New Jersey Municipal Bond Fund (the “New Jersey Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund further ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2020, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2020. The Fund further ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen New York Municipal Bond Fund (the “New York Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the three-year period ended March 31, 2020 and second quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net manage-

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
ment fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that (i) the Connecticut Fund had a net management fee that was higher than its peer average, but a net expense ratio that was below its peer average; (ii) the Massachusetts Fund and the New Jersey Fund each had a net management fee and a net expense ratio that were in line with the respective peer averages; and (iii) the New York Fund had a net management fee that was in line with its peer average and a net expense ratio that was below its peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, sub-

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
ject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the permanent expense caps applicable to the Massachusetts Fund and the New York Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	142
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Director and Chairman (since 2009), United Fire Group, a publicly held company; formerly, Director, Public member, American Board of Orthopaedic Surgery (2015-2020); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2000-2004); formerly, Director (2000-2004), Alliant Energy; formerly, Director (1996-2015), The Gazette Company (media and publishing); formerly, Director, (1998-2003) Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	142

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	142
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	142
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	142
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	142
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	142
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	142
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen, LLC; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen, LLC; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen, LLC; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen,LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen, LLC.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen, LLC.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-MS3-0221D1596427-INV-Y-04/22

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended February 28, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen California High Yield Municipal Bond Fund	27,230	0	0	0
Nuveen California Municipal Bond Fund	27,230	0	0	0
Nuveen Connecticut Municipal Bond Fund	27,230	0	0	0
Nuveen Massachusetts Municipal Bond Fund	27,230	0	0	0
Nuveen New Jersey Municipal Bond Fund	27,230	0	0	0
Nuveen New York Municipal Bond Fund	27,230	0	0	0

Total	$163,380	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen California High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen California Municipal Bond Fund	0%	0%	0%	0%
Nuveen Connecticut Municipal Bond Fund	0%	0%	0%	0%
Nuveen Massachusetts Municipal Bond Fund	0%	0%	0%	0%
Nuveen New Jersey Municipal Bond Fund	0%	0%	0%	0%
Nuveen New York Municipal Bond Fund	0%	0%	0%	0%

February 29, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen California High Yield Municipal Bond Fund	26,710	0	0	0
Nuveen California Municipal Bond Fund	26,710	0	0	0
Nuveen Connecticut Municipal Bond Fund	26,710	0	0	0
Nuveen Massachusetts Municipal Bond Fund	26,710	0	0	0
Nuveen New Jersey Municipal Bond Fund	26,710	0	0	0
Nuveen New York Municipal Bond Fund	26,710	0	0	0

Total	$160,260	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen California High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen California Municipal Bond Fund	0%	0%	0%	0%
Nuveen Connecticut Municipal Bond Fund	0%	0%	0%	0%
Nuveen Massachusetts Municipal Bond Fund	0%	0%	0%	0%
Nuveen New Jersey Municipal Bond Fund	0%	0%	0%	0%
Nuveen New York Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended February 28, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended February 29, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended February 28, 2021	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen California High Yield Municipal Bond Fund	0	0	0
Nuveen California Municipal Bond Fund	0	0	0
Nuveen Connecticut Municipal Bond Fund	0	0	0
Nuveen Massachusetts Municipal Bond Fund	0	0	0
Nuveen New Jersey Municipal Bond Fund	0	0	0
Nuveen New York Municipal Bond Fund	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended February 29, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen California High Yield Municipal Bond Fund	0	0	0
Nuveen California Municipal Bond Fund	0	0	0
Nuveen Connecticut Municipal Bond Fund	0	0	0
Nuveen Massachusetts Municipal Bond Fund	0	0	0
Nuveen New Jersey Municipal Bond Fund	0	0	0
Nuveen New York Municipal Bond Fund	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: May 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: May 6, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: May 6, 2021